UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2021

Date of reporting period: October 31, 2021

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Knights of Columbus Limited Duration Fund	Knights of Columbus Core Bond Fund

Knights of Columbus Long/Short Equity Fund	Knights of Columbus Large Cap Value Fund

Knights of Columbus Large Cap Growth Fund	Knights of Columbus Small Cap Fund

Knights of Columbus U.S. All Cap Index Fund	Knights of Columbus Real Estate Fund

Knights of Columbus International Equity Fund

Annual Report | October 31, 2021

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-844-523-8637; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

LETTER TO SHAREHOLDERS (Unaudited)

Dear Fellow Shareholders:

Knights of Columbus Asset Advisors, LLC is pleased to present this annual report for Knights of Columbus Funds for the fiscal year ended October 31, 2021. 2021 began with hope that the Covid vaccination would put this insidious virus behind us. Alas, that was not to be as “delta” became more than an airline or the fourth letter of the Greek alphabet. In the U.S., as the proportion of vaccinated and recovered people grows, the virus is beginning to recede. At the moment, there has not been an announcement of a new variant, nor have we received an all-clear either. Despite the virus, economic optimism has remained strong given relatively broad economic performance. Over the trailing twelve months, the equity markets saw strong results with the Russell 1000® Growth Index returning 43.2%, the Russell 1000® Value Index returning 43.8%, the Russell 2000® Index returning 50.8%, and the FTSE All-World ex-U.S. Index returning 30.6%. The bond market had essentially flat returns with the Bloomberg US Aggregate Bond Index returning -0.5%, representing core fixed income results, and the Bloomberg 1-3 Year Government/Credit Index returning -0.05%, representing short duration fixed income.

During the twelve months ended October 31, 2021, the stock market has been balanced with growth and value stocks performing nearly equal, with different periods of leadership. Investors wrestled between those stocks that benefited from the work from home and periods of more traditional companies evolving and performing better as the economy became more open. The fixed income market has been more focused on the next moves by the Federal Reserve (“Fed”) as well as the growing inflationary pressures within the economy. The Fed has remained accommodative and there is still strong demand for bonds, however, inflation as measured by the Consumer Price Index, finished October up 6.2% for the trailing twelve months. When factoring out food and energy, inflation still rose 4.6%. The headline inflation level of 6.2% is the highest annual reading in over 30 years and this has started to concern the bond market. During the last twelve months, the 10-Year Treasury peaked at 1.74% on March 31, 2020, hit a low of 0.76% on November 5, 2020, and ended the fiscal year at 1.56%.

Through the end of the third quarter 2021, Gross Domestic Product (“GDP”) rose by 4.9% on a year over year basis (or more specifically from third quarter 2020 results). With inflation and wages rising, a shortage of workers, and continued kinks in the supply chain, investors are concerned that long dormant inflation may be back. The Fed initially espoused that inflation would be transitory, but, at KoCAA, we believe there are some structural issues to be worked out that could extend the inflation story. Other key economic indicators, such as Industrial Production, Capacity Utilization and Durable Goods Orders are all down from the spring and summer, indicating that the labor market and supply chain issues are starting to have a larger impact on the economy.

After the economy shut down last year in the hopes of containing the virus, the employment market was severely impacted. Unemployment peaked at 14.8% in April 2020, with underemployment reaching 22.8% that same month. At the end of the Funds’ fiscal year, these figures fell to 4.6% and 8.3%, respectively. In our view, the strength of the fiscal stimulus clearly helped prop up employment and spending to keep the economy from devolving into a depression. At the same time, there are numerous people leaving the work force and many employers are struggling to find employees.

The current political rancor, in our view, is certainly concerning as it feels as though U.S. politics is a zero-sum game with compromise being a very foreign concept. The current administration appears to have lurched leftward but is rapidly learning that most Americans aren’t ready to go there. With infrastructure legislation passed, we now look to see if the “Build Back Better” plan offered by President Biden will survive its many skeptics.

KoCAA is very thankful for our shareholder base which continues to grow, and our fund family has eclipsed $1 billion in total assets. We look forward to an even more successful fiscal year in 2022, particularly as KoCAA has launched an Investment Advisor Representative (“IAR”) program that features the Knights of Columbus Funds. The nine proprietary funds included in the IAR program currently represent the broadest array of Catholic funds offered by any single provider. We are proud of what we have built and continue to work hard for our shareholders every day.

As always, we appreciate your confidence in our team and look forward to serving you in the future.

Sincerely,

Anthony V. Minopoli

President & Chief Investment Officer

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-844-KC-FUNDS or visit www.kofcassetadvisors.org.

Mutual fund investing involves risk. Some mutual funds have more risk than others. The investment return and principal value will fluctuate and shares when sold may be worth more or less than the original cost. Fixed income investments are subject to interest rate risk, and their value will decline

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

as interest rates rise. Asset allocation and diversification do not assure a profit or protect against loss in declining markets. There is no guarantee a fund’s objectives will be achieved. The risks associated with each fund are explained more fully in each fund’s respective prospectus. Investors should consult with their attorney, accountant, and/or tax professional for advice concerning their particular situation.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

Definitions of Comparative Indices

Bloomberg US Aggregate Bond Index

The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, US Aggregate eligible securities also contribute to the multi-currency Global Aggregate Index and the US Universal Index, which includes high yield and emerging markets debt. The US Aggregate Bond Index was created in 1986.

Bloomberg 1-3 Year US Government/Credit Index

The Bloomberg US Government/Credit Index is the non-securitized component of the US Aggregate Index and was the first macro index launched by Capital. The US Government/Credit Index includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. The US Government/Credit Index was launched on January 1, 1979 and is a subset of the US Aggregate Index. The 1-3 year index includes all medium and larger issues of US government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

Russell 1000® Growth Index

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Russell 1000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Russell 1000® Value Index

The Russell 1000® Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Russell 1000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

Russell 2000® Index

The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

FTSE All-World ex-US Index

The FTSE All-World ex-US Index is one of a number of indexes designed to help investors benchmark their international investments. The index comprises Large and Mid-cap stocks providing coverage of Developed and Emerging Markets excluding the US. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

S&P 500 Index

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

FTSE Nareit Equity REITs Index

FTSE Nareit Equity REITs Index contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. Prior to December 2010, the index included Timber REITs and Infrastructure REITs.

Knights of Columbus U.S. All Cap Index

Adheres to the United States Conference of Catholic Bishops’ Socially Responsible Investment Guidelines (“USCCB Guidelines”). The Knights of Columbus U.S. All Cap Index consists of all common stocks and real estate investment trusts in the Solactive US Broad Market Index excluding companies that are determined by Institutional Shareholder Services to be involved with enterprises that conflict with the USCCB Guidelines. The Market Index includes the 3,000 U.S. companies with the largest free-float market capitalizations.

HFRX Equity Market Neutral Index

The HFRX Equity Market Neutral Index employs sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. These can include both Factor-based and Statistical Arbitrage/Trading Strategies.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus Limited Duration Fund

The Bloomberg 1-3 Year Government/Credit Index returned -0.05% for the year ended October 31, 2021. Financials, Industrials, and Utilities were the top performing sectors in the Index. Treasury bonds, which comprise 66% of the Index, were the worst performer as 2 Year Treasury yields more than tripled.

The Fund returned +0.43% for the year, outperforming the benchmark. The Fund’s relatively larger exposures to spread product versus Treasuries contributed to its outperformance. Its larger exposure to the Industrials sector versus the index was its top contributor as Industrials was the best sector in the index. Fund’s Industrial performance also outperformed the Index from security selection such as Ford, which benefitted from an improving economy and higher vehicle sales, and Occidental Petroleum, which benefitted from higher oil prices and repaying debt from assets sales. Detractors in the Fund’s performance included International Flavors and 7-Eleven, which did not perform as well as peers. The Fund’s exposure to finance companies underperformed the index.

The Federal Reserve (“Fed”) remains in focus as they announced a reduction to their asset purchase program at the November meeting. The pace of the tapering will be closely watched for signs that they are getting more aggressive in fighting inflation. In addition to Fed policy moves, we continue to experience an uneven recovery from COVID-19 impacts, ongoing supply chain issues, and geopolitical cross-currents. We expect volatility to rise modestly from its recent low levels and believe issue selection will be critical as the recovery progresses.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †1, 2

	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date
I Shares*‡	0.43%	2.71%	1.92%	1.69%
Class S Shares**	0.33%	2.62%	1.85%	1.71%
Bloomberg 1-3 Year US Government/Credit Index***	-0.05%	2.72%	1.83%	1.66%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Limited Duration Bond Fund, I Shares versus the Bloomberg 1-3 Year US Government/Credit Index.

* Commenced operations on February 27, 2015. The graph is based on I Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index returns are shown from February 27, 2015. See definition of comparative index on page 3.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

‡ See Note 1 in the Notes to Financial Statements.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus Core Bond Fund

The Bloomberg U.S. Aggregate Bond Index returned -0.48% for the year ended October 31, 2021. Industrials, Utilities, and Financials were the top performing sectors in the Index. Mortgage-backed Securities (MBS), which comprises 26% of the Index, was the worst performing sector as rising rates caused the duration (LUMSMD Index) to extend from 2.34 to 4.63 years over the course of the year.

The Fund returned +1.12% for the year, outperforming the benchmark. The primary driver of portfolio outperformance for the year ended October 31, 2021, was our continued overweight allocation to spread product. The Fund’s largest overweight allocation to the Financial sector combined with positive security selection to provide the largest contribution to outperformance. The Fund’s Industrial holdings also outperformed the Index from security selection in Transportation names such as American Airlines and Delta Air Lines, which benefitted from an improving economy and increased travel. Security selection in Commercial Mortgage-backed Securities detracted from performance as lower-rated deals in the index outperformed our more conservative portfolio. In MBS, sustained faster prepays reduced the benefit of our underweight to the sector.

The Federal Reserve (“Fed”) remains in focus as they announced a reduction to their asset purchase program at the November meeting. The pace of the tapering will be closely watched for signs that they are getting more aggressive in fighting inflation. In addition to Fed policy moves, we continue to experience an uneven recovery from COVID-19 impacts, ongoing supply chain issues and geopolitical cross-currents. We expect volatility to rise modestly from its recent low levels and believe issue selection will be critical as the recovery progresses.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †1 ,2

	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date
I Shares*‡	1.12%	6.01%	3.57%	3.33%
Class S Shares**	0.92%	5.84%	3.48%	3.70%
Bloomberg US Aggregate Bond Index***	-0.48%	5.63%	3.10%	2.97%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Core Bond Fund, I Shares versus the Bloomberg US Aggregate Bond Index.

* Commenced operations on February 27, 2015. The graph is based on I Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index returns are shown from February 27, 2015. See definition of comparative index on page 3.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

‡See Note 1 in the Notes to Financial Statements.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus Long/Short Equity Fund

The benchmark HFRX Equity Market Neutral Index rose 2.7% from November 1, 2020 through October 31, 2021. The Knights of Columbus Long/Short Equity Fund rose 12.2% on a net basis over the same period.

As record levels of government stimulus washed into markets, the rally over this period was ubiquitous, carrying stocks of all types higher. The Russell 1000 Growth Index rose 43.2%, and the Russell 1000 Value Index rose 43.8%.

We have begun to see some early signs of market preference for firms that earn money and trade at reasonable valuations. Since February, the ARKK ETF, a speculative darling that holds securities trading at a staggering 11.5x sales despite the majority of them losing money has plunged -23%. In contrast, VDC, the prosaic Staples ETF whose holdings trade at 21x earnings and pay a 2.5% dividend yield has risen nearly 10%. Even a brief respite from the speculative mania that has characterized much of the market’s action since 2018 created powerful tailwinds for the Fund’s performance.

We are not surprised that some of our biggest detractors that we discussed in our October letter to the Board last year became some of our biggest winners. Our short position in Zoom Video Communications fell amidst a rising market helping returns. Similarly, RingCentral and Teladoc Health, two other speculative stocks the Fund was short , suffered a similar fate to Zoom and helped the Fund’s performance.

One of the short positions that cost the Fund dearly was Tesla, which hampered the Fund’s performance. We believe that Tesla has become the apogee of baseless speculation and will become the subject of tremendous study when this bubble inevitably implodes.

In previous commentaries, we discussed our proprietary research into the value of owning Consumer Staples during periods of peak market valuations. We believe the case is as obvious today as it was during the peak of the internet mania. Today, like then, these stocks were “unreliable” performers until the tide went out, at which point they became invaluable to generating absolute returns. In the year under review here, our holdings in Campbell Soup and Clorox detracted from the Fund’s returns.

A Note About the “Short” in Long/Short: We believe short-selling is as unpopular today as it was in 1999 and 2007. Despite Zoom’s decline this quarter, we note the stock still trades at over 20x price to sales. As documented extensively in our research, 20x sales represented the apogee of folly during the dot.com mania and fails every empirical test we have run or seen in terms of generating positive returns. Quite simply, even after substantial underperformance, we believe many of our short-positions could fall by 90% or more and still prove expensive.

We understand that the previous statement might sound hyperbolic, but we would like to remind everyone that the Nasdaq 100 Index fell -75.8% between March 9, 2000, and October 11, 2002. After a decline that severe, you need to earn nearly 500% just to break even. For investors in the index at the peak, breaking even required a feat of determined suffering spanning 14 years.

Along those lines, we would like to make a special note on Tesla. As of this writing, the company’s market cap is roughly equivalent to the next 14 largest automakers combined. We have spent a great deal of time researching this firm and could write volumes about what we believe are its regulatory, environmental, technological, and manufacturing deficiencies. While it is easy to suggest that such insights are common, it does not, in our view, diminish the opportunity.

With bond yields at record lows and broad market valuations above those seen at the peak in 2000, we believe Long/Short strategies like the Knights of Columbus Long/Short Equity Fund have never been as important to a diversified asset allocation program as they are today.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †1,2

	One Year Return	Annualized Inception to Date
I Shares*	12.20%	-1.72%
HFRX Equity Market Neutral Index**	2.70%	-2.36%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Long/Short Equity Fund, I Shares versus the HFRX Equity Market Neutral Index.

* Commenced operations on December 2, 2019. The graph is based on I Shares only. The Fund currently only offers I shares.

** Index returns are shown from December 2, 2019. See definition of comparative index on page 3.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus Large Cap Value Fund

The Russell 1000® Value Index rose 43.76% for the year ended October 31, 2021. The majority of the gains came from November through May during which the index rose 37.73%, and after which the index ended slightly higher. While every sector finished in positive territory, the Energy and Financials sectors performed the best. The weakest performing sectors were Utilities and Consumer Staples.

The Fund returned 46.23% during this time frame. Discovery, Inc. finished up, becoming the largest contributor to relative performance. Several big media companies including Discovery, Inc. saw large increases in their share prices early in 2021, driven partly by intense buying from hedge fund Archegos Capital. Along with being a darling of investors, Alphabet Inc. performed well on the back of strong business fundamentals. Revenue exhibited robust growth with strength in each of their business segments as well as continued margin improvement in their cloud business.

The Health Care sector detracted from value due to stock selection. Amedisys, Inc. finished down over 39%. Results from their hospice segment have disappointed and the company noted problems finding enough workers to staff their positions. Further, the extraneous costs of dealing with COVID (i.e. Personal Protective Equipment, etc.) continue to pile up. DENTSPLY SIRONA Inc. also detracted value. In their Q2 earnings report, they reiterated full year guidance while investors had expected raised guidance due to the strong Q2 results.

Sector and factor leadership continues oscillating between value/ cyclical and growth/momentum constituents in synch with shifting investor views on the pace of economic growth, inflation, COVID, and central bank policies. Given the continued existence of these concerns, we expect to maintain our barbell approach to portfolio construction until greater clarity emerges. Our focus remains on stock selection, focusing on identifying cyclically oriented and/ or interest rate sensitive companies that should benefit from a favorable economy and rising interest rate environment, and pairing them with reasonably valued secular growth names that should have durable franchises and therefore maintain high levels of compound revenue and cash flow growth.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †1,2

	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date
I Shares*‡	46.23%	14.39%	13.54%	9.93%
Class S Shares**	46.09%	14.28%	13.45%	10.52%
Russell 1000® Value Index***	43.76%	13.90%	12.39%	9.70%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Large Cap Value Fund, I Shares versus the Russell 1000® Value Index.

* Commenced operations on February 27, 2015. The graph is based on I Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index returns are shown from February 27, 2015. See definition of comparative index on page 3.

‡ See Note 1 in the Notes to Financial Statements.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus Large Cap Growth Fund

The Russell 1000® Growth Index returned +43.21% for the year ended October 31, 2021. Energy, Financials, Communication Services, and Information Technology were the top performing sectors. Information Technology and Communication Services combined for 57% of the index’s weight and 62% of its return, while Energy and Financials contributed minimally to returns due to their small weights. The Semiconductor and Media groups led the way, driven by a +104% gain in NVIDIA Corporation and an +83% increase in Alphabet Inc. All seven remaining sectors underperformed, with Materials, Consumer Staples, and Utilities trailing the most.

The fund returned +34.10% for the year. While results underperformed the benchmark, the Fund’s returns reflect outperformance in Financials, Consumer Staples, and Consumer Discretionary that was more than offset by weakness in Healthcare, Information Technology and Industrials. The Healthcare sector was the largest detractor with Amedisys, Inc. and Oak Street Health, Inc. being the weakest performers. Amedisys, Inc. was impacted by COVID-related staffing issues while the cost of growth was higher than Oak Street Health Inc.’s investors expected. In Technology, Semiconductors had the largest impact due to underperformance from QUALCOMM Incorportated and Microchip Technology Incorporated, which trailed despite a strong operating environment and posting a series of better-than-expected financial results.

On the plus side, stock selection was positive in Financials, led by The Goldman Sachs Group, Inc. and Signature Bank of New York, both of which benefitted from a steep yield curve and investor focus on a strengthening economic environment. Positioning in Consumer Staples helped as the portfolio was underweight an underperforming sector.

The Russell 1000® Growth posted a second consecutive year of double-digit returns and handily surpassed the prior year’s return of +29.2%, with a 43.21% return for this year. Despite the strong index-level returns, underlying leadership was narrow and variable. Seven companies – Microsoft Corporation, Apple Inc., Tesla Inc., Alphabet Inc., NVIDIA Corporation, Meta Platforms Inc. (formerly Facebook), and Amazon.com Inc. - accounted for 50% of the index return while sector and factor leadership oscillated between growth/momentum and value/cyclical constituents in synch with shifting investor views on the pace of economic growth, inflation, COVID and central bank policies. Given the continued existence of these concerns, we expect to maintain our barbell approach to portfolio construction until greater clarity emerges.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †1,2

	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date
I Shares*‡	34.10%	23.25%	20.65%	14.82%
Class S Shares**	33.93%	23.11%	20.57%	15.27%
Russell 1000® Growth Index***	43.21%	29.41%	25.49%	19.25%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Large Cap Growth Fund, I Shares versus the Russell 1000® Growth Index.

* Commenced operations on February 27, 2015. The graph is based on I Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index returns are shown from February 27, 2015. See definition of comparative index on page 3.

‡ See Note 1 in the Notes to Financial Statements.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus Small Cap Fund

The Russell 2000® Index returned +50.8% for the year ended October 31, 2021. Energy, Communication Services, and Consumer Discretionary were the top performers. All sectors within the Russell 2000® Index posted positive returns, though Healthcare, Utilities, and Consumer Staples trailed. Index returns were held back most by Healthcare, the largest sector, which represented 20% of the index.

The fund returned +54.78% for the year, outperforming the benchmark. Performance drivers were widespread as the portfolio outperformed in nine of eleven sectors while stock selection was additive in ten of eleven sectors. Industrials, Financials, and Consumer Staples contributed the most. Capital Goods was the primary driver within Industrials. Atkore, Inc. and Herc Holdings, Inc. led the way higher as construction activity and sentiment towards cyclical companies improved. Selection within Banks was the primary driver of performance within Financials as 14 of the portfolio’s 18 bank holdings added to outperformance. Returns were led by ConnectOne Bancorp, Inc. and Customers Bancorp, Inc., both of which benefitted from the economic and interest rate environment.

Consumer Discretionary was the largest detractor from relative returns and Consumer Durables & Apparel accounted for more than half of the impact. Home goods producer Helen of Troy Limited struggled in the face of supply chain and quality control issues while not owning resin-based clogs manufacturer Crocs, Inc. also impacted returns. In Technology, the Hardware & Equipment industry group detracted from relative returns as Plantronics, Inc. and Corsair Gaming, Inc. declined in the face of difficult supply environments.

Given the likelihood of higher interest rates over the next several quarters, and the associated negative impact on valuations (particularly those of the “high flying” growth names within the Russell 2000® index), we are maintaining a balanced positioning within the portfolio. Our focus remains on stock selection, focusing on identifying reasonably valued secular growth names that should have durable franchises and therefore maintain high levels of compound revenue and cash flow growth, and pairing them with more cyclically oriented and/or interest rate sensitive companies that should benefit from a favorable economy and rising interest rate environment.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †1 2

	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date
I Shares*‡	54.78%	15.65%	13.97%	9.72%
Class S Shares**	54.55%	15.53%	13.84%	9.27%
Russell 2000® Index***	50.80%	16.47%	15.52%	11.23%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Small Cap Fund, I Shares versus the Russell 2000® Index.

* Commenced operations of February 27, 2015. The graph is based on I Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index returns are shown from February 27, 2015. See definition of comparative index on page 3.

‡ See Note 1 in the Notes to Financial Statements.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus U.S. All Cap Index Fund

The broad U.S. stock market, as defined by the Knights of Columbus U.S. All Cap Index, rose 47.2% from October 31, 2020 – October 31, 2021.

Reflecting this environment, The Knights of Columbus U.S. All Cap Index Fund rose 46.6% as the portfolio continues to execute on its objective to maintain securities’ weightings in accordance with the index.

The Fund, which offers investors exposure to every segment, size, and style of the U.S. equity market that is consistent with USCCB guidelines closely tracked its target index, the Knights of Columbus U.S. All Cap Index.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †1,2

	One Year Return	Annualized Inception to Date
I Shares*	46.61%	25.26%
Knights of Columbus U.S. All Cap Index®**	47.21%	25.86%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus U.S. All Cap Index Fund, I Shares versus the Knights of Columbus U.S. All Cap Index®.

* Commenced operations on December 31, 2019. The graph is based on I Shares only. The Fund currently only offers I shares.

** Index returns are shown from December 31, 2019. See definition of comparative index on page 3.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus Real Estate Fund

The period from November 1, 2020, through October 31, 2021, was characterized by a strong, but choppy rebound for U.S. real estate stocks, as the successful roll-out of Covid-19 vaccination programs fueled a re-opening of the global economy. The Knights of Columbus Real Estate Fund (the “Fund”) generated a net return of 39.65% for the period, underperforming the Fund’s benchmark, the FTSE Nareit Equity REITs Index, which posted a return of 51.80%.

U.S. real estate stocks rallied significantly at the close of 2020, as the announcement of multiple successful Covid-19 vaccines offset concerns over rising infection rates and their potential impact on the economy. The effective distribution of these vaccines bolstered capital markets throughout the year, illuminating a more definitive timeline to eventual herd immunity, even with the discovery of new, highly contagious strains of the virus, such as the Delta variant.

In light of the positive vaccine news and Congress’ approval of a $1.9 trillion economic relief package, the REIT market turned its attention to more cyclical, economically sensitive property sectors. Property sectors with direct exposure to consumer spending, such as Retail and Lodging, whose fundamentals faced the most significant headwinds during the pandemic, were buoyed by a steady rotation of capital as the market recognized the pent-up demand that will drive cash flows in these property types as the pandemic recedes.

Specialty property types that had experienced strong gains earlier in the pandemic as a result of business models which were more resilient to the impact of social distancing, such as Data Centers and Cold Storage, lagged in the overall U.S. REIT market.

Consistent with those themes, the Fund’s relative returns benefited from our stock selection in the Diversified sector and our underweight and stock selection in the Industrials sector. The Fund’s stock selection in the Specialty sector and Office sector detracted from relative returns over the period.

Exogenous risk factors, including the trajectory of the pandemic and the recent run-up in inflation rates, have caused the market to episodically divert its focus from industry fundamentals over the last several months. We believe that our laser-focus on building a diversified, risk-aware portfolio of higher-growth, high-quality real estate companies has helped position the Fund to participate in the sustained recovery as the spread of the virus recedes and investor attention turns back to fundamentals.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Knights of Columbus Assets Advisors serves as Investment Advisor to the Fund and overseas the activities of Ranger Global Real Estate Advisors LLC as the Fund’s investment sub-adviser. Knights of Columbus owns 16.48% of Ranger Global Real Estate Advisors LLC.

AVERAGE ANNUAL TOTAL RETURN †1,2

	One Year Return	Annualized Inception to Date
I Shares*	39.65%	12.30%
FTSE NAREIT Equity REITs Index**	51.80%	9.55%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Real Estate Fund, I Shares versus the FTSE NAREIT Equity REITs Index.

* Commenced operations on September 30, 2019. The graph is based on I Shares only. The Fund currently only offers I shares.

** Index returns are shown from September 30, 2019. See definition of comparative index on page 3.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus International Equity Fund

The FTSE All-World ex-US benchmark had a very strong fiscal year of returns, and it did so with fairly low volatility. By May of 2021, the index had risen over 30.0%, after which it traded sideways, and finished with a return of 30.58%. At no point during these twelve months did the index fall over 10% from a previous high. The same fiscal and central bank stimulus programs that were introduced after the onset of the pandemic remained as tailwinds. The sector with the highest return was Energy, followed by Financials. The worst sector was Communication Services, followed by Consumer Discretionary.

The Fund returned 33.26% for the year, beating its benchmark index by 2.68%. The Industrials sector-led performance in terms of stock selection. TFI International Inc. drove attribution after the company purchased a freight division from United Parcel Service, Inc The other industrial standout, Stantec Inc., was also Canadian and rose on news of an acquisition. The Materials sector also helped relative returns. Steel company ArcelorMittal SA rose on the global economic rebound, and Indian chemicals company Jubilant Ingrevia Ltd. reacted positively after its split into two companies.

Results were hurt by stock selection in Energy. Finnish bio-diesel producer Neste Oyj only rose slightly, versus the sector’s +71.9%, due to lower margins from higher input costs. Also, CNOOC Ltd., the Chinese offshore oil company, slipped after being added by the US government to a restricted investment list. (The security was subsequently sold.) The Health Care sector was also weak in stock selection. Chinese biotech Zai Lab Ltd. fell as the Chinese market pulled back on regulatory-related news. Diasorin SPA, also fell, especially around a negative earnings announcement in March.

The fiscal year was characterized by steady progress fighting the pandemic and rebounding economic growth. These two themes need to remain in place in order for markets to continue their upward move. A key then, over the coming months, is for central banks around the world to skillfully manage rates in the face of increasing inflation. With some banks already raising and others set to do so, there will be a shifting focus to more of a mid-cycle mindset.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †1,2

	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date
I Shares*‡	33.26%	12.96%	11.62%	7.98%
Class S Shares**	33.16%	12.79%	11.47%	8.48%
FTSE All-World ex-US Index***	30.58%	12.74%	10.36%	6.84%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus International Equity Fund, I Shares versus the FTSE All-World ex-US Index.

* Commenced operations of February 27, 2015. The graph is based on I Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index returns are shown from February 27, 2015. See definition of comparative index on page 3.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

‡See Note 1 in the Notes to Financial Statements.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND
OCTOBER 31, 2021

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

CORPORATE OBLIGATIONS — 61.3%

	Face Amount	Value
COMMUNICATION SERVICES — 3.3%
AT&T
3.550%, 06/01/24	$680,000	$719,798
Bell Canada
0.750%, 03/17/24	610,000	607,014
Charter Communications Operating
4.500%, 02/01/24	620,000	664,899
Cox Communications
2.950%, 06/30/23(A)	562,000	579,133
Discovery Communications
3.800%, 03/13/24	675,000	715,878
NTT Finance
0.583%, 03/01/24(A)	1,260,000	1,250,913

		4,537,635

CONSUMER DISCRETIONARY — 1.4%
Brunswick
0.850%, 08/18/24	695,000	688,487
Daimler Finance North America
3.650%, 02/22/24(A)	635,000	672,672
General Motors Financial
4.250%, 05/15/23	555,000	582,980

		1,944,139

CONSUMER STAPLES — 7.6%
7-Eleven
0.800%, 02/10/24(A)	1,230,000	1,221,542
Bunge Finance
4.350%, 03/15/24	620,000	666,209
Coca-Cola European Partners
0.800%, 05/03/24(A)	850,000	841,221
Conagra Brands
4.300%, 05/01/24	480,000	516,920

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
CONSUMER STAPLES — continued
Constellation Brands
4.750%, 11/15/24	$460,000	$507,710
Diageo Capital
2.125%, 10/24/24	1,210,000	1,250,929
General Mills
1.132%, VAR ICE LIBOR USD 3 Month + 1.010%, 10/17/23	490,000	499,232
JDE Peet’s
0.800%, 09/24/24(A)	1,355,000	1,339,702
Kellogg
2.750%, 03/01/23	300,000	307,714
Keurig Dr Pepper
4.057%, 05/25/23	246,000	258,354
McCormick
3.150%, 08/15/24	640,000	675,902
Molson Coors Beverage
3.500%, 05/01/22	520,000	527,839
Mondelez International Holdings Netherlands BV
2.250%, 09/19/24(A)	655,000	676,512
Nestle Holdings
0.375%, 01/15/24(A)	590,000	584,952
Suntory Holdings
2.250%, 10/16/24(A)	660,000	678,289

		10,553,027

ENERGY — 3.9%
Chevron USA
7.250%, 10/15/23	500,000	560,830
Diamondback Energy
2.875%, 12/01/24	600,000	624,390
Enable Midstream Partners
3.900%, 05/15/24	770,000	811,556
Gray Oak Pipeline
2.000%, 09/15/23(A)	575,000	584,079
Halliburton
3.500%, 08/01/23	26,000	27,095
MarkWest Energy Partners
4.500%, 07/15/23	575,000	598,115
Ovintiv Exploration
5.625%, 07/01/24	660,000	726,693
Pioneer Natural Resources
0.750%, 01/15/24	615,000	611,463
Plains All American Pipeline
3.650%, 06/01/22	500,000	504,880
Southern Natural Gas
0.625%, 04/28/23(A)	340,000	338,904

		5,388,005

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND
OCTOBER 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — 22.6%
Ally Financial
3.875%, 05/21/24	$1,520,000	$1,620,472
Antares Holdings
6.000%, 08/15/23(A)	650,000	699,872
Ares Capital
4.200%, 06/10/24	630,000	670,670
Banco Santander
0.701%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.450%, 06/30/24	800,000	797,554
Bank of America MTN
3.550%, VAR ICE LIBOR USD 3 Month + 0.780%, 03/05/24	560,000	580,825
Bank of Nova Scotia
0.700%, 04/15/24	680,000	675,958
0.650%, 07/31/24	680,000	673,719
BBVA USA
2.500%, 08/27/24	500,000	520,241
BlackRock TCP Capital
3.900%, 08/23/24	1,270,000	1,337,819
Blackstone Private Credit Fund
1.750%, 09/15/24(A)	905,000	896,594
Canadian Imperial Bank of Commerce
2.606%, VAR ICE LIBOR USD 3 Month + 0.785%, 07/22/23	750,000	760,987
Capital One Financial
3.300%, 10/30/24	630,000	669,375
Charles Schwab
7.000%, VAR ICE LIBOR USD 3 Month + 4.820%(B)	410,000	414,100
CIT Group
3.929%, VAR United States Secured Overnight Financing Rate + 3.827%, 06/19/24	970,000	1,007,505
Citigroup
1.224%, VAR ICE LIBOR USD 3 Month + 1.100%, 05/17/24	955,000	967,367
Citizens Bank
3.250%, 02/14/22	250,000	251,478
0.932%, VAR ICE LIBOR USD 3 Month + 0.810%, 05/26/22	250,000	251,025
Discover Financial Services
3.950%, 11/06/24	620,000	666,083
E*TRADE Financial
2.950%, 08/24/22	725,000	738,671

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
F&G Global Funding
0.900%, 09/20/24(A)	$1,050,000	$1,040,008
First Horizon National
3.550%, 05/26/23	540,000	560,532
First Republic Bank
1.912%, VAR United States Secured Overnight Financing Rate + 0.620%, 02/12/24	850,000	863,025
FS KKR Capital
4.625%, 07/15/24	650,000	694,821
Goldman Sachs Group
0.839%, VAR United States Secured Overnight Financing Rate + 0.790%, 12/09/26	570,000	569,770
0.627%, VAR United States Secured Overnight Financing Rate + 0.538%, 11/17/23	600,000	599,310
Golub Capital BDC
3.375%, 04/15/24	655,000	678,600
KeyBank
1.250%, 03/10/23	550,000	555,502
Main Street Capital
5.200%, 05/01/24	620,000	669,550
Morgan Stanley MTN
4.100%, 05/22/23	760,000	798,667
National Bank of Canada MTN
0.550%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.400%, 11/15/24	1,225,000	1,216,524
New York Life Global Funding
1.100%, 05/05/23(A)	415,000	418,927
Owl Rock Capital
5.250%, 04/15/24	625,000	675,918
People’s United Financial
3.650%, 12/06/22	470,000	481,351
PNC Financial Services Group
3.810%, VAR ICE LIBOR USD 3 Month + 3.678%(B)	420,000	422,520
Royal Bank of Canada MTN
0.793%, VAR ICE LIBOR USD 3 Month + 0.660%, 10/05/23	500,000	505,174
0.500%, 10/26/23	655,000	652,275
Santander Holdings USA
3.500%, 06/07/24	320,000	337,882
3.400%, 01/18/23	510,000	524,854
Sixth Street Specialty Lending
3.875%, 11/01/24	640,000	673,471

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND
OCTOBER 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Synchrony Financial
4.375%, 03/19/24	$620,000	$662,958
Synovus Bank
2.289%, VAR United States Secured Overnight Financing Rate + 0.945%, 02/10/23	500,000	501,709
Synovus Financial
3.125%, 11/01/22	250,000	255,006
Toyota Motor Credit MTN
0.500%, 08/14/23	500,000	499,651
Trinity Acquisition
4.625%, 08/15/23	117,000	124,285
Truist Bank
2.800%, 05/17/22	500,000	505,593
UBS
0.700%, 08/09/24(A)	1,150,000	1,142,678
Wells Fargo MTN
0.805%, VAR United States Secured Overnight Financing Rate + 0.510%, 05/19/25	650,000	646,988

		31,477,864

INDUSTRIALS — 7.2%
AerCap Ireland Capital DAC
4.875%, 01/16/24	270,000	290,596
Air Lease MTN
0.700%, 02/15/24	615,000	607,998
American Airlines Pass-Through Trust, Ser 2015-1
3.700%, 05/01/23	314,833	309,867
CNH Industrial Capital
4.200%, 01/15/24	625,000	666,737
Cytec Industries
3.500%, 04/01/23	500,000	514,719
Delta Air Lines
4.500%, 10/20/25(A)	595,000	634,904
3.625%, 03/15/22	500,000	503,790
Georgia-Pacific
0.625%, 05/15/24(A)	600,000	595,961
Howmet Aerospace
5.125%, 10/01/24	630,000	690,638
Johnson Controls International
3.625%, 07/02/24	560,000	593,682
Lennox International
3.000%, 11/15/23	600,000	623,495
Penske Truck Leasing Lp
4.125%, 08/01/23(A)	495,000	520,875
Pentair Finance Sarl
3.150%, 09/15/22	830,000	835,482
Quanta Services
0.950%, 10/01/24	690,000	684,419

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
INDUSTRIALS — continued
Roper Technologies
2.350%, 09/15/24	$650,000	$673,250
Teledyne Technologies
0.950%, 04/01/24	615,000	614,539
Westinghouse Air Brake Technologies
4.400%, 03/15/24	630,000	673,015

		10,033,967

INFORMATION TECHNOLOGY — 2.1%
Broadcom
3.625%, 10/15/24	575,000	614,812
Fidelity National Information Services
0.600%, 03/01/24	620,000	614,634
Infor
1.450%, 07/15/23(A)	540,000	543,988
Microchip Technology
0.983%, 09/01/24(A)	400,000	395,884
0.972%, 02/15/24(A)	590,000	586,477
VMware
0.600%, 08/15/23	165,000	164,678

		2,920,473

MATERIALS — 5.3%
Albemarle
4.150%, 12/01/24	600,000	649,192
Anglo American Capital
3.625%, 09/11/24(A)	595,000	632,048
Avery Dennison
0.850%, 08/15/24	700,000	695,279
Berry Global
0.950%, 02/15/24	600,000	595,962
Celanese US Holdings
3.500%, 05/08/24	815,000	860,558
International Flavors & Fragrances
0.697%, 09/15/22(A)	590,000	590,493
Martin Marietta Materials
0.650%, 07/15/23	550,000	549,885
Mosaic
4.250%, 11/15/23	640,000	678,324
NewMarket
4.100%, 12/15/22	480,000	497,265
Steel Dynamics
2.800%, 12/15/24	615,000	643,218
West Fraser Timber
4.350%, 10/15/24(A)	258,000	273,018
Westlake Chemical
0.875%, 08/15/24	717,000	716,991

		7,382,233

REAL ESTATE — 3.1%
American Tower
0.600%, 01/15/24	925,000	916,828

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND
OCTOBER 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
REAL ESTATE — continued
CC Holdings GS V
3.849%, 04/15/23	$530,000	$553,595
Columbia Property Trust Operating Partnership
3.650%, 08/15/26	680,000	716,865
Jones Lang LaSalle
4.400%, 11/15/22	450,000	462,816
Kimco Realty
3.125%, 06/01/23	192,000	198,081
Rayonier
3.750%, 04/01/22	820,000	824,059
Vornado Realty
3.500%, 01/15/25	575,000	606,337

		4,278,581

UTILITIES — 4.8%
Alliant Energy Finance
3.750%, 06/15/23(A)	500,000	521,716
Black Hills
1.037%, 08/23/24	1,030,000	1,027,481
CenterPoint Energy Resources
0.700%, 03/02/23	605,000	603,311
Dominion Energy
3.071%, 08/15/24	565,000	592,979
Emera US Finance
0.833%, 06/15/24(A)	975,000	963,219
Evergy
5.292%, 06/15/22	450,000	457,748
Exelon
3.497%, 06/01/22	720,000	730,213
FirstEnergy
4.750%, 03/15/23	510,000	528,467
Southern
0.600%, 02/26/24	620,000	614,786
WEC Energy Group
0.800%, 03/15/24	630,000	627,791

		6,667,711

Total Corporate Obligations (Cost $85,097,594)		85,183,635

ASSET-BACKED SECURITIES — 14.9%

Affirm Asset Securitization Trust, Ser 2021-A, Cl A
0.880%, 08/15/25	600,000	600,603
Amur Equipment Finance Receivables VII, Ser 2019-1A, Cl A2
2.630%, 06/20/24	206,433	208,801
Aqua Finance Trust, Ser 2021-A, Cl A
1.540%, 07/17/46	658,000	654,654

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Benefit Street Partners CLO II, Ser 2021-IIA, Cl A2R2
1.574%, VAR ICE LIBOR USD 3 Month + 1.450%, 07/15/29	$600,000	$599,698
Blackrock Mount Adams CLO IX, Ser 2021-9A, Cl A1
1.506%, VAR ICE LIBOR USD 3 Month + 1.370%, 09/22/31	1,025,000	1,025,038
Business Jet Securities, Ser 2021- 1A, Cl A
2.162%, 04/15/36	724,522	727,156
California Street CLO IX, Ser 2021-9A, Cl AR3
1.222%, VAR ICE LIBOR USD 3 Month + 1.100%, 07/16/32	660,000	659,834
CoreVest American Finance Trust, Ser 2017-1, Cl D
4.358%, 10/15/49	258,000	260,922
Encina Equipment Finance, Ser 2021-1A, Cl B
1.210%, 02/16/27	810,000	804,446
FOCUS Brands Funding, Ser 2021-1A, Cl A2IB
3.857%, 04/30/47	666,519	678,819
Ford Credit Auto Owner Trust, Ser 2021-A, Cl C
0.830%, 08/15/28	400,000	392,498
Fortress Credit Opportunities XI CLO, Ser 2018-11A, Cl A1T
1.424%, VAR ICE LIBOR USD 3 Month + 1.300%, 04/15/31	1,235,000	1,234,689
Halcyon Loan Advisors Funding, Ser 2018-2A, Cl AR
1.204%, VAR ICE LIBOR USD 3 Month + 1.080%, 07/25/27	13,443	13,459
Invitation Homes, Ser 2018-SFR2, Cl A
0.990%, VAR ICE LIBOR USD 1 Month + 0.900%, 06/17/37	42,612	42,632
Invitation Homes, Ser 2018-SFR3, Cl A
1.086%, VAR ICE LIBOR USD 1 Month + 1.000%, 07/17/37	609,221	609,458

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND
OCTOBER 31, 2021

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
KKR Lending Partners III Clo, Ser 2021-1A, Cl B
1.986%, VAR ICE LIBOR USD 3 Month + 1.900%, 10/20/30	$660,000	$659,724
Magnetite XVIII, Ser 2018-18A, Cl AR
1.205%, VAR ICE LIBOR USD 3 Month + 1.080%, 11/15/28	520,000	520,136
Marlette Funding Trust, Ser 2021- 1A, Cl B
1.000%, 06/16/31	810,000	808,606
Master Credit Card Trust II, Ser 2018-1A, Cl C
3.737%, 07/21/24	675,000	695,069
Mercury Financial Credit Card Master Trust, Ser 2021-1A, Cl A
1.540%, 03/20/26	806,000	807,424
MVW, Ser 2021-1WA, Cl B
1.440%, 01/22/41	725,764	719,223
NADG NNN Operating, Ser 2019- 1, Cl A
3.368%, 12/28/49	1,109,733	1,133,130
Nassau, Ser 2017-IIA, Cl AF
3.380%, 01/15/30	535,000	535,034
New Residential Mortgage, Ser 2018-FNT2, Cl A
3.790%, 07/25/54	314,593	315,290
Octane Receivables Trust, Ser 2021-1A, Cl B
1.530%, 04/20/27	700,000	694,795
RIN II, Ser 2019-1A, Cl A
1.766%, VAR ICE LIBOR USD 3 Month + 1.650%, 09/10/30	620,000	620,214
Santander Retail Auto Lease Trust, Ser 2021-B, Cl C
1.100%, 06/20/25	820,000	810,654
Stonepeak, Ser 2021-1A, Cl AA
2.301%, 02/28/33	825,000	826,253
Towd Point Mortgage Trust, Ser 2019-MH1, Cl A1
3.000%, 11/25/58 (C)	233,371	236,813
VCP CLO II, Ser 2021-2A, Cl A1
1.794%, VAR ICE LIBOR USD 3 Month + 1.670%, 04/15/31	750,000	749,810
Verizon Master Trust, Ser 2021-1, Cl C
0.890%, 05/20/27	650,000	646,211

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Wellfleet CLO, Ser 2018-2A, Cl A1R
1.272%, VAR ICE LIBOR USD 3 Month + 1.140%, 10/20/28	$416,071	$415,967
Wellfleet CLO, Ser 2021-1A, Cl BR4
1.682%, VAR ICE LIBOR USD 3 Month + 1.550%, 07/20/29	660,000	659,669
Zais CLO VIII, Ser 2018-1A, Cl A
1.074%, VAR ICE LIBOR USD 3 Month + 0.950%, 04/15/29	377,980	377,604

Total Asset-Backed Securities (Cost $20,726,593)		20,744,333

U.S. TREASURY OBLIGATIONS — 14.8%

U.S. Treasury Notes
0.125%, 05/15/23	5,100,000	5,081,273
0.125%, 07/15/23	3,000,000	2,985,586
0.125%, 01/15/24	12,650,000	12,524,983

Total U.S. Treasury Obligations (Cost $20,727,577)		20,591,842

MORTGAGE-BACKED SECURITIES — 4.8%

BPR Trust, Ser 2021-KEN, Cl B 2.040%, VAR ICE LIBOR USD 1 Month + 1.950%, 02/15/29	805,000	805,364
BX Commercial Mortgage Trust, Ser 2020-VKNG, Cl C
1.490%, VAR ICE LIBOR USD 1 Month + 1.400%, 10/15/37	690,839	690,427
Citigroup Commercial Mortgage Trust, Ser 2017-P8, Cl A1
2.065%, 09/15/50	130,393	130,934
Cold Storage Trust, Ser 2020- ICE5, Cl C
1.740%, VAR ICE LIBOR USD 1 Month + 1.650%, 11/15/37	909,266	908,719
COLT Mortgage Loan Trust, Ser 2020-1, Cl A1
2.488%, 02/25/50 (C)	195,871	195,793
COLT Mortgage Loan Trust, Ser 2021-2R, Cl A2
1.106%, 07/27/54	312,513	311,493
COMM Mortgage Trust, Ser 2012- CR1, Cl ASB
3.053%, 05/15/45	16,445	16,486

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND
OCTOBER 31, 2021

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
COMM Mortgage Trust, Ser 2013- CR10, Cl ASB
3.795%, 08/10/46	$363,582	$373,841
FHLMC STACR REMIC Trust, Ser 2020-DNA3, Cl M2
3.089%, VAR ICE LIBOR USD 1 Month + 3.000%, 06/25/50	126,995	127,482
FREMF Mortgage Trust, Ser 2015- K48, Cl C
3.641%, 08/25/48 (C)	800,000	838,200
FREMF Mortgage Trust, Ser 2015- K720, Cl C
3.390%, 07/25/22 (C)	510,000	518,075
JP Morgan Mortgage Trust, Ser 2014-IVR6, Cl AM
2.295%, 07/25/44 (C)	70,378	73,072
JP Morgan Mortgage Trust, Ser 2016-2, Cl A1
2.369%, 06/25/46 (C)	100,762	99,283
JP Morgan Mortgage Trust, Ser 2016-5, Cl A1
2.377%, 12/25/46 (C)	198,135	196,985
Merit, Ser 2020-HILL, Cl C
1.791%, VAR ICE LIBOR USD 1 Month + 1.700%, 08/15/37	829,870	829,869
Sequoia Mortgage Trust, Ser 2013- 4, Cl B3
3.470%, 04/25/43 (C)	128,582	130,299
Verus Securitization Trust, Ser 2021-1, Cl A2
1.052%, 01/25/66 (C)	414,201	412,703

Total Mortgage-Backed Securities (Cost $6,661,671)		6,659,025

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 0.0%

FHLMC
6.000%, 01/01/37	925	1,039
6.000%, 11/01/37	1,091	1,234
5.500%, 07/01/34	2,947	3,351
4.000%, 03/01/39	3,784	4,182
FHLMC, Ser 2004-2746, Cl BG
5.000%, 02/15/24	17,972	18,607
FNMA
6.000%, 05/01/36	340	404
6.000%, 08/01/36	487	566
6.000%, 11/01/37	1,116	1,253
5.500%, 07/01/38	2,728	3,144

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — continued

	Face Amount	Value
GNMA
6.000%, 03/15/32	$957	$1,131
6.000%, 09/15/33	5,458	6,414
6.000%, 09/15/37	1,933	2,283
5.500%, 06/15/38	754	845
5.000%, 06/15/33	1,335	1,540

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $44,716)		45,993

Total Investments in Securities— 95.8% (Cost $133,258,151)		$133,224,828

Percentages are based on Net Assets of $139,083,274.

(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2021 was $19,224,581 and represented 13.8% of Net Assets.

(B)	Perpetual security with no stated maturity date.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

Cl — Class

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF — Freddie Mac Multi-Family

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

Ser — Series

USD — United States Dollar

VAR— Variable Rate

As of October 31, 2021, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2021

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

CORPORATE OBLIGATIONS — 46.8%

	Face Amount	Value
COMMUNICATION SERVICES — 2.6%
AT&T
3.900%, 03/11/24	$480,000	$508,987
Comcast
2.887%, 11/01/51(A)	514,000	499,989
2.650%, 02/01/30	240,000	248,549
Crown Castle Towers
4.241%, 07/15/28(A)	400,000	443,693
Discovery Communications
4.125%, 05/15/29	635,000	705,142
NBN MTN
2.625%, 05/05/31(A)	600,000	604,470
Verizon Communications
3.875%, 02/08/29	480,000	534,896

		3,545,726

CONSUMER DISCRETIONARY — 2.5%
7-Eleven
2.800%, 02/10/51(A)	1,160,000	1,088,809
General Motors Financial
4.000%, 10/06/26	550,000	599,857
Mars
2.375%, 07/16/40(A)	540,000	522,067
Tiffany
4.900%, 10/01/44	904,000	1,219,946

		3,430,679

CONSUMER STAPLES — 2.1%
Anheuser-Busch InBev Worldwide
4.750%, 01/23/29	300,000	352,229

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
CONSUMER STAPLES — continued
Bacardi
5.150%, 05/15/38(A)	$520,000	$642,804
Bunge Finance
3.250%, 08/15/26	250,000	266,790
1.630%, 08/17/25	250,000	250,896
Conagra Brands
4.600%, 11/01/25	615,000	685,090
Mondelez International
1.500%, 02/04/31	535,000	501,451
Nestle Holdings
1.000%, 09/15/27(A)	210,000	202,366

		2,901,626

ENERGY — 3.2%
Boardwalk Pipelines
4.800%, 05/03/29	630,000	719,108
Chevron USA
8.000%, 04/01/27	250,000	331,513
Eastern Gas Transmission & Storage
3.000%, 11/15/29(A)	560,000	581,194
Energy Transfer Operating
2.900%, 05/15/25	565,000	589,687
Gray Oak Pipeline
2.000%, 09/15/23(A)	515,000	523,131
MarkWest Energy Partners
4.875%, 06/01/25	375,000	406,419
Occidental Petroleum
3.500%, 08/15/29	475,000	482,125
Rockies Express Pipeline
3.600%, 05/15/25(A)	480,000	499,723
Western Midstream Operating
4.000%, 07/01/22	335,000	338,350

		4,471,250

FINANCIALS — 19.7%
Ally Financial
3.875%, 05/21/24	625,000	666,312
Ares Capital
4.250%, 03/01/25	570,000	607,377
Ares Finance II
3.250%, 06/15/30(A)	645,000	670,780
Bain Capital Specialty Finance
2.950%, 03/10/26	600,000	604,952
2.550%, 10/13/26	700,000	684,541
Bank of America
5.875%, VAR ICE LIBOR USD 3 Month + 2.931%(B)	705,000	789,226

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Bank of Montreal
3.803%, VAR USD Swap Semi 30/360 5 Yr Curr + 1.432%, 12/15/32	$680,000	$734,298
BBVA USA
3.875%, 04/10/25	800,000	864,473
BlackRock TCP Capital
3.900%, 08/23/24	55,000	57,937
2.850%, 02/09/26	655,000	661,655
Blackstone Private Credit Fund
2.625%, 12/15/26(A)	680,000	667,256
Brookfield Finance 4.250%, 06/02/26	495,000	548,105
Business Development Corp of America
3.250%, 03/30/26	587,000	588,870
Carlyle Finance Subsidiary
3.500%, 09/19/29(A)	650,000	697,503
Charles Schwab
4.000%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr + 3.079%(B)	560,000	568,400
CI Financial
3.200%, 12/17/30	840,000	860,629
CIT Group
4.750%, 02/16/24	655,000	695,937
Citigroup
3.875%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.417%(B)	585,000	590,119
Discover Bank
4.682%, VAR USD Swap Semi 30/360 5 Yr Curr + 1.730%, 08/09/28	415,000	438,773
E*TRADE Financial
3.800%, 08/24/27	435,000	479,007
First Republic Bank
4.375%, 08/01/46	435,000	537,746
FS KKR Capital
3.125%, 10/12/28	675,000	665,100
Goldman Sachs Group
0.839%, VAR United States Secured Overnight Financing Rate + 0.790%, 12/09/26	520,000	519,790

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Huntington Bancshares
5.700%, VAR ICE LIBOR USD 3 Month + 2.880%(B)	$600,000	$615,000
JPMorgan Chase
3.650%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.850%(B)	660,000	657,525
Legg Mason
5.625%, 01/15/44	420,000	582,574
M&T Bank
6.450%, VAR ICE LIBOR USD 3 Month + 3.610%(B)	507,000	547,560
3.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.679%(B)	665,000	653,362
Main Street Capital
5.200%, 05/01/24	555,000	599,356
MSCI
3.250%, 08/15/33(A)	675,000	677,612
Neuberger Berman Group
4.500%, 03/15/27(A)	370,000	415,048
Nuveen Finance
4.125%, 11/01/24(A)	400,000	435,223
Owl Rock Capital
3.750%, 07/22/25	490,000	511,247
Owl Rock Technology Finance
3.750%, 06/17/26(A)	555,000	579,297
PennantPark Floating Rate Capital
4.250%, 04/01/26	650,000	652,308
Prospect Capital
6.375%, 01/15/24	200,000	214,559
5.875%, 03/15/23	380,000	402,324
Raymond James Financial
3.750%, 04/01/51	575,000	655,784
Santander Holdings USA
3.450%, 06/02/25	200,000	212,230
3.400%, 01/18/23	500,000	514,563
Sixth Street Specialty Lending
4.500%, 01/22/23	370,000	382,608
3.875%, 11/01/24	115,000	121,014
Stifel Financial
4.250%, 07/18/24	445,000	480,235
Synchrony Financial
4.250%, 08/15/24	600,000	643,894

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Synovus Financial
5.900%, VAR USD Swap Semi 30/360 5 Yr Curr + 3.379%, 02/07/29	$605,000	$650,771
Texas Capital Bancshares
4.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.150%, 05/06/31	600,000	624,693
Truist Financial
5.050%, VAR ICE LIBOR USD 3 Month + 3.102%(B)	590,000	600,325
Willis North America
3.600%, 05/15/24	415,000	439,242

		27,067,140

INDUSTRIALS — 4.9%
American Airlines Pass-Through Trust, Ser 2015-1
3.700%, 05/01/23	284,060	279,579
Ashtead Capital
1.500%, 08/12/26(A)	650,000	637,822
Aviation Capital Group
4.375%, 01/30/24(A)	390,000	413,431
Delta Air Lines
4.500%, 10/20/25(A)	540,000	576,216
2.900%, 10/28/24	455,000	464,783
Flowserve
2.800%, 01/15/32	675,000	660,229
Howmet Aerospace
3.000%, 01/15/29	665,000	655,025
Masco
6.500%, 08/15/32	317,000	419,649
Northern Group Housing
5.605%, 08/15/33(A)	548,346	603,856
Parker-Hannifin
4.000%, 06/14/49	425,000	498,834
Roper Technologies
2.950%, 09/15/29	420,000	441,071
Teledyne Technologies
2.250%, 04/01/28	590,000	593,307
Westinghouse Air Brake Technologies
3.200%, 06/15/25	530,000	560,919

		6,804,721

INFORMATION TECHNOLOGY — 2.5%
Infor
1.750%, 07/15/25(A)	335,000	337,624
Microsoft
2.921%, 03/17/52	450,000	476,419

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
INFORMATION TECHNOLOGY — continued
NXP BV
5.550%, 12/01/28(A)	$390,000	$470,888
Oracle
2.875%, 03/25/31	600,000	615,545
VMware
1.800%, 08/15/28	975,000	950,423
Vontier
1.800%, 04/01/26(A)	590,000	580,678

		3,431,577

MATERIALS — 3.6%
Anglo American Capital
4.500%, 03/15/28(A)	525,000	588,233
Berry Global
1.650%, 01/15/27	625,000	611,362
CF Industries
4.500%, 12/01/26(A)	520,000	586,912
International Flavors & Fragrances
3.468%, 12/01/50(A)	540,000	578,789
Sealed Air
1.573%, 10/15/26(A)	1,000,000	983,450
Silgan Holdings
1.400%, 04/01/26(A)	585,000	568,579
Vulcan Materials
4.500%, 04/01/25	400,000	439,005
WRKCo
4.650%, 03/15/26	515,000	579,226

		4,935,556

REAL ESTATE — 2.0%
Public Storage
0.875%, 02/15/26	1,150,000	1,127,153
STORE Capital
4.500%, 03/15/28	380,000	426,078
UDR
3.000%, 08/15/31	560,000	582,222
Vornado Realty
3.500%, 01/15/25	565,000	595,793

		2,731,246

UTILITIES — 3.7%
DPL
4.350%, 04/15/29	425,000	459,000
Duquesne Light Holdings
2.532%, 10/01/30(A)	540,000	530,702
Emera US Finance
4.750%, 06/15/46	410,000	491,306
IPALCO Enterprises
3.700%, 09/01/24	435,000	460,513
Jersey Central Power & Light
2.750%, 03/01/32(A)	670,000	684,822

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
UTILITIES — continued
Monongahela Power
3.550%, 05/15/27(A)	$550,000	$598,429
NextEra Energy Capital Holdings
1.900%, 06/15/28	1,230,000	1,215,817
NiSource
5.650%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.843%(B)	385,000	406,175
Spire
3.543%, 02/27/24	250,000	255,541

		5,102,305

Total Corporate Obligations (Cost $62,099,440)		64,421,826

U.S. TREASURY OBLIGATIONS — 17.6%
U.S. Treasury Bonds
3.750%, 08/15/41	2,500,000	3,239,941
3.000%, 05/15/45	1,725,000	2,059,017
2.250%, 08/15/46	4,100,000	4,321,976
1.250%, 05/15/50	1,850,000	1,563,973
U.S. Treasury Notes
2.250%, 08/15/27	3,270,000	3,439,376
1.875%, 01/31/22	2,000,000	2,008,919
1.375%, 01/31/22	1,650,000	1,655,318
0.625%, 05/15/30	2,500,000	2,322,754
0.250%, 05/15/24	2,250,000	2,226,357
0.250%, 09/30/25	1,400,000	1,358,766

Total U.S. Treasury Obligations (Cost $23,707,652)		24,196,397

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 12.3%
FHLMC
4.500%, 12/01/48	180,859	196,703
4.000%, 02/01/47	365,468	394,964
4.000%, 11/01/47	357,745	385,819
4.000%, 11/01/48	144,006	154,102
3.500%, 11/01/44	308,535	331,458
3.500%, 04/01/46	207,640	222,530
3.500%, 07/01/47	437,330	464,951
3.500%, 12/01/48	279,206	296,162
3.000%, 02/01/45	324,883	343,647
3.000%, 08/01/45	158,845	167,217
3.000%, 02/01/48	194,964	204,203
3.000%, 04/01/50	728,905	762,817
2.500%, 02/01/30	213,743	223,205
2.000%, 08/01/50	1,263,693	1,264,410
FHLMC, Ser 2016-4563, Cl VB 3.000%, 05/15/39	441,854	448,562

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — continued

	Face Amount	Value
FHLMC Structured Pass-Through Certificates, Ser 2003-54, Cl 4A
3.454%, 02/25/43(C)	$97,833	$105,659
FNMA
4.500%, 02/01/41	478,572	534,296
4.500%, 03/01/48	348,256	377,788
4.000%, 03/01/35	132,981	144,145
4.000%, 01/01/42	364,943	403,176
4.000%, 05/01/49	440,111	472,964
3.500%, 02/01/47	331,696	356,531
3.500%, 12/01/47	184,678	196,318
3.500%, 08/01/48	188,352	199,370
3.500%, 03/01/49	342,898	368,589
3.500%, 06/01/49	551,607	595,650
3.500%, 07/01/50	1,267,385	1,336,768
3.000%, 10/01/48	339,902	344,757
3.000%, 02/01/50	490,160	512,723
2.500%, 12/01/49	442,911	455,207
2.500%, 09/01/50	865,712	890,053
2.500%, 06/01/51	1,319,276	1,357,373
2.000%, 10/01/50	1,020,487	1,021,066
2.000%, 02/01/51	743,744	744,171
GNMA
4.000%, 07/20/48	154,093	164,403
3.500%, 06/20/48	429,591	454,315

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $16,720,726)		16,896,072

ASSET-BACKED SECURITIES — 10.7%
American Homes 4 Rent Trust, Ser 2014-SFR3, Cl B 4.201%, 12/17/36	285,000	298,820
Amur Equipment Finance Receivables IX, Ser 2021-1A, Cl C
1.750%, 06/21/27	500,000	496,283
Benefit Street Partners CLO II, Ser 2021-IIA, Cl A2R2
1.574%, VAR ICE LIBOR USD 3 Month + 1.450%, 07/15/29	585,000	584,706
CARS-DB4, Ser 2020-1A, Cl A6 3.810%, 02/15/50	748,125	799,534
Cerberus Loan Funding XXVII, Ser 2019-2A, Cl A2
3.500%, 01/15/32	590,000	592,433

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2021

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
CoreVest American Finance Trust, Ser 2018-1, Cl A
3.804%, 06/15/51	$164,089	$167,136
DataBank Issuer, Ser 2021-2A, Cl A2
2.400%, 10/25/51	680,000	682,613
ExteNet, Ser 2019-1A, Cl A2
3.204%, 07/26/49	720,000	736,697
Ford Credit Auto Owner Trust, Ser 2021-1, Cl C
1.910%, 10/17/33	495,000	491,166
Golub Capital Partners CLO XLVII, Ser 2020-47A, Cl A2B
3.008%, 05/05/32	800,000	804,358
New Economy Assets Phase 1 Sponsor, Ser 2021-1, Cl A1
1.910%, 10/20/61	685,000	681,816
New Residential Mortgage, Ser 2018-FNT2, Cl A
3.790%, 07/25/54	277,073	277,687
Progress Residential Trust, Ser 2019-SFR2, Cl C
3.545%, 05/17/36	769,000	772,921
RIN II, Ser 2019-1A, Cl A 1.766%, VAR ICE LIBOR USD 3 Month + 1.650%, 09/10/30	600,000	600,207
SBA Tower Trust, Ser 2014-2A, Cl C
3.869%, 10/15/49	850,000	879,866
Silver Point Scf CLO I, Ser 2021-1A, Cl A2B
2.807%, 10/15/32	675,000	661,189
Textainer Marine Containers, Ser 2021-3A, Cl A
1.940%, 08/20/46	986,667	973,125
Tricon American Homes Trust, Ser 2020-SFR2, Cl C
2.032%, 11/17/39	800,000	783,579
Trinity Rail Leasing, Ser 2021-1A, Cl A
2.260%, 07/19/51	664,863	663,287
Vantage Data Centers, Ser 2019-1A, Cl A2
3.188%, 07/15/44	645,700	660,591
Vault DI Issuer, Ser 2021-1A, Cl A2
2.804%, 07/15/46	670,000	665,975

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
VCP CLO II, Ser 2021-2A, Cl B1 2.374%, VAR ICE LIBOR USD 3 Month + 2.250%, 04/15/31	$650,000	$649,671
Willis Engine Structured Trust V, Ser 2020-A, Cl A
3.228%, 03/15/45	728,050	717,309

Total Asset-Backed Securities (Cost $14,579,614)		14,640,969

MORTGAGE-BACKED SECURITIES — 5.2%
Agate Bay Mortgage Trust, Ser 2014-1, Cl B1
3.821%, 07/25/44 (C)	183,732	184,454
BX Commercial Mortgage Trust, Ser 2020-VKNG, Cl C 1.490%, VAR ICE LIBOR USD 1 Month + 1.400%, 10/15/37	259,065	258,910
Citigroup Commercial Mortgage Trust, Ser 2013-GC15, Cl A3
4.095%, 09/10/46	220,166	230,935
CSMC Trust, Ser 2013-IVR3, Cl A2
3.000%, 05/25/43 (C)	181,623	182,553
CSMC Trust, Ser 2015-2, Cl A18
3.500%, 02/25/45 (C)	216,582	219,422
FHLMC STACR REMIC Trust, Ser 2020-DNA3, Cl M2 3.089%, VAR ICE LIBOR USD 1 Month + 3.000%, 06/25/50	119,587	120,045
First Republic Mortgage Trust, Ser 2020-1, Cl A5
2.882%, 04/25/50 (C)	513,299	516,813
FREMF Mortgage Trust, Ser 2012- K21, Cl B
3.932%, 07/25/45 (C)	280,000	285,357
FREMF Mortgage Trust, Ser 2015- K720, Cl C
3.390%, 07/25/22 (C)	475,000	482,521
FREMF Mortgage Trust, Ser 2016- K723, Cl C
3.568%, 11/25/23 (C)	470,000	484,450
FREMF Mortgage Trust, Ser 2017- K65, Cl C
4.073%, 07/25/50 (C)	725,000	781,288

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2021

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
FREMF Mortgage Trust, Ser 2017- K66, Cl C
4.035%, 07/25/27 (C)	$175,000	$188,444
FREMF Mortgage Trust, Ser 2017- K725, Cl C
3.882%, 02/25/50 (C)	280,000	291,839
GMAC Commercial Mortgage Asset, Ser 2010-FTLS, Cl A
6.363%, 02/10/47 (D)	234,452	300,163
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl ASB
3.540%, 08/15/48	376,257	393,376
JPMorgan Mortgage Trust, Ser 2014-IVR6, Cl AM
2.295%, 07/25/44 (C)	58,111	60,334
JPMorgan Mortgage Trust, Ser 2016-2, Cl A1
2.369%, 06/25/46 (C)	100,762	99,283
JPMorgan Mortgage Trust, Ser 2016-5, Cl B3
2.354%, 12/25/46 (C)	400,888	401,911
Merit, Ser 2020-HILL, Cl C 1.791%, VAR ICE LIBOR USD 1 Month + 1.700%, 08/15/37	749,712	749,712
Seasoned Credit Risk Transfer Trust, Ser 2018-4, Cl MV
3.500%, 03/25/58	711,567	768,136
Sequoia Mortgage Trust, Ser 2015- 1, Cl A1
3.500%, 01/25/45 (C)	37,580	37,941
Sequoia Mortgage Trust, Ser 2015- 2, Cl A1
3.500%, 05/25/45 (C)	67,975	68,869
Sequoia Mortgage Trust, Ser 2015- 4, Cl A1
3.000%, 11/25/30 (C)	99,423	100,930

Total Mortgage-Backed Securities (Cost $7,025,515)		7,207,686

MUNICIPAL BONDS — 3.4%
California State, City of Riverside, Ser A, RB
3.857%, 06/01/45	780,000	847,231
Camp Pendleton & Quantico Housing, RB
6.165%, 10/01/50 (A)	400,000	521,010

MUNICIPAL BONDS — continued

	Face Amount	Value
Denver City & County, Housing Authority, Ser 2021-B, RB
3.104%, 02/01/39	$300,000	$307,082
Grand Parkway Transportation, Ser B, RB
3.216%, 10/01/49	640,000	663,378
Hawaii State, Department of Business Economic Development & Tourism, Ser A-2, RB
3.242%, 01/01/31	144,082	152,997
Massachusetts State, Housing Finance Agency, Ser B, RB 3.350%, 12/01/40	200,000	204,063
New York City, Housing Development, Ser D, RB
3.083%, 11/01/46	900,000	909,156
Rhode Island State, Housing and Mortgage Finance, Ser 1-T, RB
2.993%, 10/01/38	540,000	555,186
Virginia States Housing Development Authority, Ser C, RB
2.829%, 04/01/41	500,000	502,867

Total Municipal Bonds (Cost $4,491,692)		4,662,970

PREFERRED STOCK — 0.4%

	Shares
FINANCIALS — 0.4%
Signature Bank NY, 5.000%	22,200	574,980

Total Preferred Stock (Cost $555,000)		574,980

Total Investments in Securities — 96.4%
(Cost $129,179,639)		$132,600,900

Percentages are based on Net Assets of $137,554,931.

(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2021 was $19,012,406 and represented 13.8% of Net Assets.

(B)	Perpetual security with no stated maturity date.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(D)	Level 3 security in accordance with fair value hierarchy.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2021

Cl — Class

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF — Freddie Mac Multi-Family

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

USD — United States Dollar

VAR — Variable Rate

The following is a list of the inputs used as of October 31, 2021, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Obligations	$—	$64,421,826	$—	$64,421,826
U.S. Treasury Obligations	—	24,196,397	—	24,196,397
U.S. Government Agency Mortgage-Backed Obligations	—	16,896,072	—	16,896,072
Asset-Backed Securities	—	14,640,969	—	14,640,969
Mortgage-Backed Securities	—	6,907,523	300,163	7,207,686
Municipal Bonds	—	4,662,970	—	4,662,970
Preferred Stock	574,980	—	—	574,980

Total Investments in Securities	$574,980	$131,725,757	$300,163	$132,600,900

(1)

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LONG/SHORT EQUITY FUND
OCTOBER 31, 2021

SECTOR WEIGHTINGS† (Unaudited)

	Long	Short	Net
Information Technology	22.3%	(9.5)%	12.8%
Financials	11.3	0.0	11.3
Consumer Staples	7.5	0.0	7.5
Industrials	6.0	(1.7)	4.3
Communication Services	5.8	(2.8)	3.0
Health Care	6.1	(3.8)	2.3
Materials	1.5	0.0	1.5
Consumer Discretionary	8.3	(7.1)	1.2
Energy	0.1	0.0	0.1
Utilities	0.0	(0.3)	(0.3)
Exchange Traded Funds	3.1	(23.7)	(20.6)

Total Investments			23.1

Other Assets and Liabilities, Net			76.9

			100.0%

†	As a percentage of the Fund’s Net Assets.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 68.9%

	Shares	Value
COMMUNICATION SERVICES — 5.8%
Altice USA, Cl A *	6,599	$107,564
Discovery, Cl A *	6,260	146,734
DISH Network, Cl A *	1,517	62,303
Electronic Arts	783	109,816
Fox	12,360	491,186
Interpublic Group of Companies	16,593	606,806
Liberty Global PLC *	1,910	55,084
Omnicom Group	4,656	316,981

		1,896,474

CONSUMER DISCRETIONARY — 8.3%
Advance Auto Parts	278	62,695
Best Buy	2,997	366,353
eBay	2,874	220,493
Ford Motor	18,146	309,934
Gap	4,501	102,128
Levi Strauss, Cl A	2,308	60,423
Lowe’s	1,158	270,764
Mohawk Industries *	693	122,807
PulteGroup	1,028	49,426
Tapestry	1,359	52,974
Target	642	166,676
Whirlpool	2,621	552,585
Williams-Sonoma	2,098	389,662

		2,726,920

CONSUMER STAPLES — 7.5%
Albertsons, Cl A	1,731	53,575
Altria Group	12,173	536,951
Clorox	3,309	539,400
Hershey	1,301	228,130

COMMON STOCK — continued

	Shares	Value
CONSUMER STAPLES — continued
Kraft Heinz	15,926	$571,584
Philip Morris International	5,886	556,462

		2,486,102

ENERGY — 0.1%
HollyFrontier	1,314	44,413

FINANCIALS — 11.3%
Allstate	2,128	263,170
American Express	344	59,780
American Financial Group	406	55,232
Ameriprise Financial	1,695	512,110
Bank of America	4,355	208,082
Berkshire Hathaway, Cl B *	2,736	785,259
Discover Financial Services	3,988	451,920
Goldman Sachs Group	729	301,332
JPMorgan Chase	1,001	170,060
M&T Bank	557	81,946
Morgan Stanley	1,737	178,529
Synchrony Financial	12,788	594,003
US Bancorp	1,921	115,971

		3,777,394

HEALTH CARE — 6.1%
Amgen	2,639	546,194
Bristol-Myers Squibb	769	44,910
DaVita *	3,914	404,081
Gilead Sciences	1,723	111,788
Humana	699	323,749
Molina Healthcare *	2,101	621,308

		2,052,030

INDUSTRIALS — 6.0%
AGCO	979	119,644
Carrier Global	3,223	168,337
CNH Industrial	37,138	635,431
Cummins	183	43,891
Deere	1,616	553,173
Masco	1,562	102,389
Owens Corning	2,466	230,349
Snap-on	615	124,986

		1,978,200

INFORMATION TECHNOLOGY — 22.3%
Akamai Technologies *	3,810	401,803
Apple	6,287	941,793
Broadcom	517	274,873
Cisco Systems	7,807	436,958
Dell Technologies, Cl C *	6,514	716,475
Intel	11,566	566,734
KLA	753	280,688
Micron Technology	1,291	89,208
Microsoft	2,545	843,973
NetApp	6,111	545,712
Oracle	6,924	664,289

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LONG/SHORT EQUITY FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
QUALCOMM	1,344	$178,806
Seagate Technology Holdings PLC	6,579	585,992
Teradyne	1,814	250,767
VMware, Cl A *	424	64,321
Xilinx	3,472	624,960

		7,467,352

MATERIALS — 1.5%
Celanese, Cl A	1,434	231,605
LyondellBasell Industries, Cl A	2,281	211,722
Nucor	674	75,252

		518,579

Total Common Stock (Cost $20,280,913)		22,947,464

EXCHANGE TRADED FUNDS — 3.1%
Energy Select Sector SPDR Fund	5,940	341,372
iShares U.S. Broker-Dealers & Securities Exchanges ETF	6,094	694,167

Total Exchange Traded Funds (Cost $969,062)		1,035,539

Total Investments in Securities— 72.0% (Cost $21,249,975)		$23,983,003

SECURITIES SOLD SHORT

COMMON STOCK — (25.2)%

	Shares	Value
COMMUNICATION SERVICES — (2.8)%
Roku, Cl A *	(324)	(98,788)
Spotify Technology *	(558)	(161,485)
Walt Disney *	(1,134)	(191,725)
Warner Music Group, Cl A	(9,294)	(459,960)

		(911,958)

CONSUMER DISCRETIONARY — (7.1)%
Carvana, Cl A *	(1,493)	(452,648)
Chewy, Cl A *	(6,859)	(519,912)
DraftKings, Cl A *	(2,625)	(122,299)
Farfetch, Cl A *	(12,092)	(474,127)
Las Vegas Sands *	(7,370)	(286,030)
Tesla *	(433)	(482,362)

		(2,337,378)

HEALTH CARE — (3.8)%
Elanco Animal Health *	(3,290)	(108,175)
Oak Street Health *	(6,642)	(313,702)
Penumbra *	(491)	(135,786)
Repligen *	(785)	(228,043)
Teladoc Health *	(3,287)	(491,702)

		(1,277,408)

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — (1.7)%
Clarivate PLC *	(17,294)	$(405,544)
Lyft, Cl A *	(1,941)	(89,034)
Uber Technologies *	(1,856)	(81,330)

		(575,908)

INFORMATION TECHNOLOGY — (9.5)%
Black Knight *	(6,049)	(424,095)
Coupa Software *	(1,596)	(363,409)
DocuSign, Cl A *	(1,083)	(301,388)
Fastly, Cl A *	(1,614)	(81,685)
RingCentral, Cl A *	(2,120)	(516,814)
Snowflake, Cl A *	(1,780)	(629,835)
SolarEdge Technologies *	(812)	(288,000)
Twilio, Cl A *	(653)	(190,258)
Unity Software *	(1,791)	(270,996)
Zoom Video Communications, Cl A *	(338)	(92,832)

		(3,159,312)

UTILITIES — (0.3)%
Alliant Energy	(2,056)	(116,308)

Total Common Stock (Proceeds $8,263,701)		(8,378,272)

EXCHANGE TRADED FUNDS — (23.7)%

	Shares	Value
ARK Fintech Innovation ETF*	(12,972)	(692,575)
ARK Innovation ETF*	(9,696)	(1,175,931)
iShares Core S&P 500 ETF	(5,785)	(2,666,827)
iShares Russell 1000 ETF	(4,683)	(1,209,994)
iShares Russell 2000 ETF	(2,701)	(615,963)
SPDR S&P Semiconductor ETF	(3,907)	(864,658)
Vanguard Value ETF	(4,573)	(652,750)

Total Exchange Traded Funds (Proceeds $7,646,407)		(7,878,698)

Total Securities Sold Short— (48.9)% (Proceeds $15,910,108)		$(16,256,970)

PURCHASED OPTIONS*(A) — 0.7%

	Contracts	Value

Total Purchased Options (Cost $198,251)	318	$217,929

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LONG/SHORT EQUITY FUND
OCTOBER 31, 2021

A list of the open option contracts held by the Fund at October 31, 2021, is as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

PURCHASED OPTIONS — 0.7%
Put Options
iShares Russell 1000 Value ETF*	133	$2,188,382	$145.00	01/21/22	$8,645
iShares Russell 2000 ETF*	76	1,257,344	200.00	01/21/22	18,316

		3,445,726			26,961

Call Options
Energy Select Sector SPDR Fund*	109	626,423	40.00	01/21/22	190,968

TOTAL PURCHASED OPTIONS (Cost $198,251)		$4,072,149			$217,929

Percentages are based on Net Assets of $33,304,523.

*	Non-income producing security.
(A)	Refer to table below for details on Options Contracts.

Cl — Class

ETF — Exchange Traded Fund

PLC — Public Limited Company

S&P — Standard & Poor’s

SPDR— Standard & Poor’s Depositary Receipt

The following is a list of the inputs used as of October 31, 2021, in valuing the Fund’s investments and other financial instruments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$22,947,464	$—	$—	$22,947,464
Exchange Traded Funds	1,035,539	—	—	1,035,539

Total Investments in Securities	$23,983,003	$—	$—	$23,983,003

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$(8,378,272)	$—	$—	$(8,378,272)
Exchange Traded Funds	(7,878,698)	—	—	(7,878,698)

Total Securities Sold Short	$(16,256,970)	$—	$—	$(16,256,970)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$217,929	$—	$—	$217,929

Total Other Financial Instruments	$217,929	$—	$—	$217,929

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP VALUE FUND
OCTOBER 31, 2021

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.6%

	Shares	Value
COMMUNICATION SERVICES — 5.0%
Alphabet, Cl A *	1,137	$3,366,566
Electronic Arts	11,821	1,657,895
Meta Platforms, Cl A *	3,890	1,258,687

		6,283,148

CONSUMER DISCRETIONARY — 6.7%
Garmin	14,344	2,059,798
General Motors *	32,498	1,768,866
Lennar, Cl A	19,173	1,915,958
Target	10,648	2,764,434

		8,509,056

CONSUMER STAPLES — 5.7%
Colgate-Palmolive	17,495	1,332,944
Flowers Foods	27,891	690,302
General Mills	16,788	1,037,499
PepsiCo	11,313	1,828,181
Procter & Gamble	15,338	2,193,181

		7,082,107

ENERGY — 6.3%
Canadian Natural Resources	55,519	2,360,113
ConocoPhillips	38,131	2,840,378
Exxon Mobil	15,503	999,479
Pioneer Natural Resources	8,419	1,574,185

		7,774,155

FINANCIALS — 23.9%
Allstate	15,490	1,915,648
Ameriprise Financial	8,175	2,469,913
Berkshire Hathaway, Cl B *	13,670	3,923,427
Carlyle Group	34,662	1,946,271
Citigroup	38,782	2,682,163
Citizens Financial Group	39,490	1,871,036
Fifth Third Bancorp	45,261	1,970,211

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
First Horizon	114,046	$1,935,361
Hartford Financial Services Group	33,276	2,426,819
JPMorgan Chase	14,356	2,438,941
LPL Financial Holdings	14,073	2,308,253
Prudential Financial	17,580	1,934,679
Signature Bank NY	7,600	2,263,432

		30,086,154

HEALTH CARE — 13.7%
Abbott Laboratories	19,952	2,571,613
Bristol-Myers Squibb	38,730	2,261,832
DaVita *	14,546	1,501,729
DENTSPLY SIRONA	29,181	1,669,445
Exact Sciences *	15,259	1,452,962
Hill-Rom Holdings	11,707	1,813,414
Quest Diagnostics	15,171	2,226,799
Regeneron Pharmaceuticals *	3,194	2,043,968
Select Medical Holdings	51,245	1,702,359

		17,244,121

INDUSTRIALS — 11.1%
AECOM *	32,819	2,243,835
CSX	59,708	2,159,638
Cummins	7,275	1,744,836
ManpowerGroup	16,893	1,632,708
Oshkosh	16,984	1,817,288
Quanta Services	19,024	2,307,231
United Rentals *	5,741	2,176,471

		14,082,007

INFORMATION TECHNOLOGY — 8.0%
Accenture PLC, Cl A	6,926	2,484,980
Fiserv *	14,942	1,471,638
Intel	24,511	1,201,039
Lam Research	2,856	1,609,556
Microsoft	6,427	2,131,322
Visa, Cl A	4,601	974,354

		9,872,889

MATERIALS — 4.1%
Mosaic	48,825	2,029,655
Sealed Air	36,170	2,145,604
Steel Dynamics	15,507	1,024,703

		5,199,962

REAL ESTATE — 6.7%
Alexandria Real Estate Equities ‡	8,387	1,712,122
American Tower ‡	4,650	1,311,160
Extra Space Storage ‡	6,815	1,345,077
Invitation Homes ‡	44,255	1,825,519

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP VALUE FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
REAL ESTATE — continued
Lamar Advertising, Cl A ‡	19,235	$2,177,402

		8,371,280

UTILITIES — 5.4%
Entergy	15,221	1,568,067
Exelon	23,650	1,257,943
FirstEnergy	32,657	1,258,274
Fortis	31,445	1,399,617
Vistra	65,459	1,282,342

		6,766,243

Total Common Stock (Cost $91,228,682)		121,271,122

Total Investments in Securities — 96.6%
(Cost $91,228,682)		$121,271,122

Percentages are based on Net Assets of $125,553,849.

*	Non-income producing security.
‡	Real Estate Investment Trust.

Cl — Class

PLC — Public Limited Company

As of October 31, 2021, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP GROWTH FUND
OCTOBER 31, 2021

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.8%#

	Shares	Value
COMMUNICATION SERVICES — 13.7%
Alphabet, Cl A *	2,980	$8,823,542
Match Group *	9,850	1,485,183
Meta Platforms, Cl A *	16,941	5,481,599
Pinterest, Cl A *	21,516	960,474
ROBLOX, Cl A *	14,839	1,246,773
Roku, Cl A *	3,578	1,090,932

		19,088,503

CONSUMER DISCRETIONARY — 17.5%
Darden Restaurants	11,042	1,591,594
Deckers Outdoor *	4,092	1,617,609
eBay	28,116	2,157,060
Lithia Motors, Cl A	5,915	1,888,186
Lowe’s	14,164	3,311,826
Lululemon Athletica *	1,536	715,791
Marriott International, Cl A *	15,380	2,461,108
MercadoLibre *	1,118	1,655,780
RH *	1,656	1,092,347
Target	9,218	2,393,177
Tesla *	3,457	3,851,098
Ulta Beauty *	5,157	1,894,476

		24,630,052

CONSUMER STAPLES — 2.5%
BJ’s Wholesale Club Holdings *	29,606	1,730,175
Monster Beverage *	21,845	1,856,825

		3,587,000

FINANCIALS — 2.3%
American Express	13,123	2,280,515
SoFi Technologies *	45,613	916,365

		3,196,880

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — 8.7%
Abbott Laboratories	18,934	$2,440,403
Align Technology *	3,297	2,058,548
Exact Sciences *	8,395	799,372
Natera *	10,437	1,195,767
Oak Street Health *	21,429	1,012,092
Regeneron Pharmaceuticals *	1,106	707,774
Seagen *	2,711	478,031
Syneos Health, Cl A *	15,120	1,411,301
Zoetis, Cl A	9,552	2,065,142

		12,168,430

INDUSTRIALS — 6.1%
Caterpillar	10,541	2,150,469
FedEx	7,454	1,755,641
Generac Holdings *	3,723	1,856,139
Howmet Aerospace	46,625	1,384,296
Waste Management	9,266	1,484,691

		8,631,236

INFORMATION TECHNOLOGY — 42.4%
Accenture PLC, Cl A	8,480	3,042,539
Adobe *	5,075	3,300,577
Apple	82,780	12,400,444
DigitalOcean Holdings *	6,328	617,550
DocuSign, Cl A *	2,729	759,453
Dynatrace *	18,857	1,414,275
Five9 *	6,885	1,087,899
Intuit	670	419,413
Mastercard, Cl A	8,628	2,894,867
Microchip Technology	24,050	1,781,864
Microsoft	41,330	13,705,855
NVIDIA	14,793	3,782,126
ON Semiconductor *	44,222	2,125,752
Oracle	13,859	1,329,633
Paycom Software *	1,654	906,144
PayPal Holdings *	12,913	3,003,435
QUALCOMM	18,361	2,442,747
salesforce.com*	5,902	1,768,770
ServiceNow *	3,732	2,604,040

		59,387,383

MATERIALS — 0.8%
Chemours	40,091	1,123,350

REAL ESTATE — 1.8%
American Tower ‡	9,116	2,570,438

Total Common Stock (Cost $98,651,238)		134,383,272

Total Investments in Securities — 95.8%
(Cost $98,651,238)		$134,383,272

Percentages are based on Net Assets of $140,328,840.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP GROWTH FUND
OCTOBER 31, 2021

#	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
*	Non-income producing security.
‡	Real Estate Investment Trust.

Cl	— Class
PLC	— Public Limited Company

As of October 31, 2021, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
SMALL CAP FUND
OCTOBER 31, 2021

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.6%

	Shares	Value
COMMUNICATION SERVICES — 2.4%
Cars.com *	66,526	$866,169
Magnite *	37,080	1,002,272
TechTarget *	11,980	1,129,834

		2,998,275

CONSUMER DISCRETIONARY — 9.1%
Adient PLC *	17,375	723,148
Bally’s *	17,746	812,944
Bloomin’ Brands *	38,761	838,013
Boot Barn Holdings *	11,833	1,236,430
Boyd Gaming *	18,656	1,189,880
Dana	41,912	930,027
Deckers Outdoor *	1,690	668,074
Hibbett	9,623	745,205
KB Home	34,555	1,387,383
Revolve Group, Cl A *	15,909	1,193,811
Ruth’s Hospitality Group *	39,244	758,979
YETI Holdings *	8,059	792,441
Zumiez *	17,000	691,900

		11,968,235

CONSUMER STAPLES — 2.6%
BJ’s Wholesale Club Holdings *	20,407	1,192,585
Darling Ingredients *	15,256	1,289,437
MGP Ingredients	14,219	913,002

		3,395,024

ENERGY — 4.4%
Civitas Resources	29,394	1,650,179
Magnolia Oil & Gas, Cl A	41,760	871,949
National Energy Services Reunited *	59,439	695,436
PDC Energy	46,117	2,412,380

		5,629,944

COMMON STOCK — continued

	Shares	Value
FINANCIALS — 18.0%
Cohen & Steers	9,439	$895,667
ConnectOne Bancorp	38,584	1,301,438
Customers Bancorp *	25,118	1,338,538
Essent Group	17,311	830,928
First Internet Bancorp	21,569	734,209
Flagstar Bancorp	21,360	1,007,978
Focus Financial Partners, Cl A *	19,199	1,206,849
Hilltop Holdings	33,161	1,175,226
Home BancShares	44,870	1,066,111
Investors Bancorp	148,491	2,271,912
Merchants Bancorp	12,506	555,642
Metropolitan Bank Holding *	11,878	1,079,235
OFG Bancorp	39,494	1,022,895
Old Second Bancorp	78,564	1,063,757
PacWest Bancorp	19,179	910,427
Piper Sandler	6,546	1,078,061
QCR Holdings	21,546	1,188,046
SiriusPoint *	63,150	593,610
Stewart Information Services	12,144	864,288
Stifel Financial	15,342	1,117,972
United Community Banks	32,725	1,140,139
Wintrust Financial	11,815	1,045,628

		23,488,556

HEALTH CARE — 17.4%
Accolade *	21,588	858,987
Accuray *	136,240	679,838
Apellis Pharmaceuticals *	6,611	203,222
Castle Biosciences *	9,049	564,205
CONMED	8,392	1,227,582
Dicerna Pharmaceuticals *	14,977	311,671
Editas Medicine, Cl A *	9,164	336,502
Ensign Group	12,494	974,657
Fate Therapeutics *	10,143	545,693
Halozyme Therapeutics *	20,321	773,620
Heron Therapeutics *	33,364	367,338
Inmode *	23,790	2,253,865
Inovalon Holdings, Cl A *	32,663	1,332,324
Insmed *	25,086	756,343
Integer Holdings *	9,621	866,082
Invitae *	46,246	1,225,519
Kala Pharmaceuticals *	96,148	167,298
LHC Group *	6,080	818,307
Merit Medical Systems *	12,724	855,816
Natera *	11,333	1,298,422
NuVasive *	28,468	1,519,052
PTC Therapeutics *	9,839	373,193
Shockwave Medical *	2,910	621,867
Surface Oncology *	46,725	346,699
TG Therapeutics *	15,729	491,059
Trillium Therapeutics *	32,429	587,289
Varex Imaging *	33,495	899,341

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
SMALL CAP FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Vericel *	27,766	$1,277,791

		22,533,582

INDUSTRIALS — 15.0%
Altra Industrial Motion	31,642	1,650,130
ASGN *	20,529	2,456,500
Atkore *	9,679	914,956
Comfort Systems USA	12,128	1,109,348
CSW Industrials	7,933	1,099,672
Great Lakes Dredge & Dock *	60,675	923,473
H&E Equipment Services	22,858	1,030,439
Herc Holdings	4,772	868,695
Maxar Technologies	15,818	419,968
McGrath RentCorp	8,376	604,245
MillerKnoll	22,607	879,864
MYR Group *	10,711	1,094,129
Schneider National, Cl B	38,609	962,908
Shyft Group	26,444	1,089,757
Stantec	19,239	1,063,917
Sterling Construction *	41,458	996,650
Triton International	18,902	1,175,515
WESCO International *	9,026	1,169,409

		19,509,575

INFORMATION TECHNOLOGY — 13.8%
Corsair Gaming *	24,361	595,626
DigitalOcean Holdings *	11,686	1,140,437
FormFactor *	23,989	954,282
Ichor Holdings *	37,342	1,632,592
Itron *	11,480	892,800
LivePerson *	18,686	962,516
MACOM Technology Solutions Holdings *	14,709	1,026,982
Mitek Systems *	18,546	349,221
Perficient *	9,251	1,143,424
Plantronics *	21,610	578,284
Rapid7 *	9,569	1,232,009
Repay Holdings, Cl A *	40,479	850,464
Sapiens International	27,349	955,301
Silicon Laboratories *	7,789	1,470,252
Sprout Social, Cl A *	6,962	888,908
SPS Commerce *	6,175	943,108
Viavi Solutions *	46,009	708,539
Workiva, Cl A *	7,343	1,098,146
Xperi Holding	34,936	626,053

		18,048,944

MATERIALS — 4.3%
Allegheny Technologies *	45,369	730,441
Greif, Cl A	15,755	1,019,033
Summit Materials, Cl A *	62,862	2,241,030
Tronox Holdings PLC	69,746	1,626,477

		5,616,981

COMMON STOCK — continued

	Shares	Value
REAL ESTATE — 7.6%
Armada Hoffler Properties ‡	58,136	$797,045
Corporate Office Properties Trust ‡	30,205	819,160
Gladstone Land ‡	29,113	644,562
Independence Realty Trust ‡	44,358	1,048,180
National Storage Affiliates Trust ‡.	41,470	2,590,216
Plymouth Industrial ‡	38,669	988,380
STAG Industrial ‡	23,851	1,038,234
UMH Properties ‡	79,731	1,908,760

		9,834,537

UTILITIES — 2.0%
Clearway Energy, Cl C	53,447	1,896,300
Southwest Gas Holdings	9,030	625,327

		2,521,627

Total Common Stock (Cost $91,473,166)		125,545,280

Total Investments in Securities — 96.6% (Cost $91,473,166)		$125,545,280

Percentages are based on Net Assets of $129,917,849.

*	Non-income producing security.
‡	Real Estate Investment Trust.

Cl — Class

PLC — Public Limited Company

As of October 31, 2021, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.5%#

	Shares	Value
COMMUNICATION SERVICES — 10.8%
Activision Blizzard	739	$57,782
Alphabet, Cl A *	296	876,432
Alphabet, Cl C *	265	785,834
Altice USA, Cl A *	223	3,635
AMC Entertainment Holdings, Cl A *	413	14,608
AMC Networks, Cl A *	24	955
Angi, Cl A *	60	752
Anterix *	14	897
AT&T	7,315	184,777
ATN International	9	367
Bandwidth, Cl A *	19	1,620
Boston Omaha, Cl A *	24	851
Cable One	4	6,845
Cardlytics *	26	2,045
Cargurus, Cl A *	72	2,415
Cars.com *	58	755
Charter Communications, Cl A *	127	85,711
Cinemark Holdings *	92	1,730
Clear Channel Outdoor Holdings, Cl A *	430	1,247
Cogent Communications Holdings	37	2,834
Comcast, Cl A	4,532	233,081
comScore *	58	227
Consolidated Communications Holdings *	62	459
Daily Journal *	1	343
Discovery, Cl A *	146	3,422
DISH Network, Cl A *	244	10,021
EchoStar, Cl A *	38	891

COMMON STOCK — continued

	Shares	Value
COMMUNICATION SERVICES — continued
Electronic Arts	276	$38,709
Entercom Communications, Cl A *	109	352
Eventbrite, Cl A *	62	1,255
EverQuote, Cl A *	16	221
EW Scripps, Cl A	49	911
Fox	327	12,995
Gannett *	125	725
Globalstar *	582	960
Gogo *	56	911
Gray Television	68	1,594
IAC *	73	11,123
IDT, Cl B *	18	871
iHeartMedia *	87	1,686
Interpublic Group of Companies	390	14,262
Iridium Communications *	109	4,420
John Wiley & Sons, Cl A	38	2,058
Liberty Broadband, Cl C *	155	25,180
Liberty TripAdvisor Holdings, Cl A *	59	182
Live Nation Entertainment *	145	14,667
Loral Space & Communications	20	996
Lumen Technologies	1,127	13,366
Madison Square Garden
Entertainment *	22	1,550
Madison Square Garden Sports *	14	2,653
Magnite *	99	2,676
Marcus *	18	334
Match Group *	252	37,997
MediaAlpha, Cl A *	18	316
Meredith *	34	1,980
Meta Platforms, Cl A *	2,357	762,654
National CineMedia	69	219
Netflix *	431	297,524
New York Times, Cl A	162	8,844
News	386	8,839
Nexstar Media Group, Cl A	36	5,397
NII Holdings *(A)	46	100
Omnicom Group	214	14,569
Ooma *	18	416
Pinterest, Cl A *	530	23,659
QuinStreet *	42	588
Roku, Cl A *	114	34,759
Scholastic	22	796
Shenandoah Telecommunications	66	1,824
Sinclair Broadcast Group, Cl A	41	1,071
Sirius XM Holdings	894	5,444

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
COMMUNICATION SERVICES — continued
Snap, Cl A *	947	$49,793
Take-Two Interactive Software *	108	19,548
TechTarget *	22	2,075
TEGNA	206	4,050
Telephone and Data Systems	94	1,762
T-Mobile US *	580	66,717
TripAdvisor *	83	2,737
TrueCar *	75	314
Twitter *	767	41,065
United States Cellular *	12	367
Verizon Communications	4,185	221,763
Vimeo *	120	4,048
Walt Disney	1,791	302,804
Warner Music Group, Cl A	79	3,910
WideOpenWest *	45	857
World Wrestling Entertainment, Cl A	39	2,383
Yelp, Cl A *	61	2,356
Ziff Davis *	37	4,746
Zynga, Cl A *	944	6,967

		4,380,451

CONSUMER DISCRETIONARY — 9.5%
1-800-Flowers.com, Cl A *	24	771
Aaron’s	29	678
Abercrombie & Fitch, Cl A *	52	2,056
Academy Sports & Outdoors *	28	1,198
Accel Entertainment, Cl A *	51	621
Acushnet Holdings	29	1,477
Adient PLC *	80	3,330
Adtalem Global Education *	42	1,551
Advance Auto Parts	61	13,757
American Axle & Manufacturing Holdings *	102	926
American Eagle Outfitters	142	3,371
American Public Education *	15	375
America’s Car-Mart *	5	597
Aramark	251	9,156
Asbury Automotive Group *	17	3,327
AutoNation *	45	5,450
AutoZone *	20	35,697
Bally’s *	34	1,558
Barnes & Noble Education *	26	270
Bassett Furniture Industries	8	135
Bath & Body Works	236	16,305
Beazer Homes USA *	25	453
Bed Bath & Beyond *	96	1,348
Best Buy	224	27,382
Big 5 Sporting Goods	17	411
Big Lots	28	1,239
BJ’s Restaurants *	18	600

COMMON STOCK — continued

	Shares	Value
CONSUMER DISCRETIONARY — continued
Bloomin’ Brands *	70	$1,513
Bluegreen Vacations Holding, Cl A *	10	256
Booking Holdings *	37	89,569
Boot Barn Holdings *	25	2,612
BorgWarner	237	10,682
Boyd Gaming *	70	4,465
Bright Horizons Family Solutions *	55	9,130
Brinker International *	39	1,636
Brunswick	67	6,237
Buckle	26	1,082
Burlington Stores *	61	16,854
Caesars Entertainment *	195	21,345
Caleres	32	738
Callaway Golf *	108	2,921
Camping World Holdings, Cl A	36	1,341
Capri Holdings *	137	7,294
CarMax *	160	21,907
Carnival *	828	18,348
CarParts.com *	30	457
Carriage Services, Cl A	14	720
Carter’s	37	3,645
Carvana, Cl A *	70	21,223
Cato, Cl A	17	300
Cavco Industries *	7	1,683
Century Casinos *	23	340
Century Communities	26	1,744
Cheesecake Factory *	37	1,504
Chegg *	136	8,084
Chewy, Cl A *	69	5,230
Chico’s FAS *	102	557
Children’s Place *	12	995
Chipotle Mexican Grill, Cl A *	26	46,255
Choice Hotels International	30	4,219
Churchill Downs	32	7,360
Chuy’s Holdings *	17	496
Citi Trends *	8	619
Clarus	19	524
Columbia Sportswear	29	3,011
Container Store Group *	26	288
Cooper-Standard Holdings *	14	363
Cracker Barrel Old Country Store	20	2,663
Crocs *	59	9,526
Dana	135	2,996
Darden Restaurants	131	18,882
Dave & Buster’s Entertainment *	41	1,522
Deckers Outdoor *	26	10,278
Del Taco Restaurants	28	234

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
CONSUMER DISCRETIONARY — continued
Denny’s *	54	$859
Designer Brands, Cl A *	53	717
Dick’s Sporting Goods	55	6,832
Dillard’s, Cl A	11	2,543
Dine Brands Global	13	1,099
Dollar General	237	52,500
Dollar Tree *	227	24,462
Domino’s Pizza	35	17,114
Dorman Products *	23	2,401
DR Horton	325	29,013
DraftKings, Cl A *	282	13,138
Drive Shack *	70	182
eBay	650	49,868
El Pollo Loco Holdings *	17	250
Ethan Allen Interiors	20	464
Etsy *	124	31,086
Everi Holdings *	75	1,800
Expedia Group *	138	22,689
Fiesta Restaurant Group *	22	232
Five Below *	50	9,865
Flexsteel Industries	6	168
Floor & Decor Holdings, Cl A *	93	12,641
Foot Locker	78	3,718
Ford Motor	3,866	66,031
Fossil Group *	38	449
Fox Factory Holding *	36	5,794
Franchise Group	24	883
Frontdoor *	74	2,759
Funko, Cl A *	17	279
GameStop, Cl A *	51	9,359
Gap	187	4,243
Garmin	148	21,253
General Motors *	1,353	73,644
Genesco *	12	727
Gentex	241	8,529
Gentherm *	28	2,062
Genuine Parts	140	18,355
G-III Apparel Group *	37	1,060
Golden Entertainment *	16	832
Goodyear Tire & Rubber *	259	4,952
GoPro, Cl A *	114	982
Graham Holdings, Cl B	3	1,758
Grand Canyon Education *	40	3,188
Green Brick Partners *	42	1,094
Group 1 Automotive	15	2,697
Groupon, Cl A *	21	446
GrowGeneration *	43	906
Guess?	33	683
H&R Block	172	3,968
Hanesbrands	325	5,538
Harley-Davidson	143	5,218
Hasbro	126	12,066

COMMON STOCK — continued

	Shares	Value
CONSUMER DISCRETIONARY — continued
Haverty Furniture	13	$373
Helen of Troy *	21	4,724
Hibbett	14	1,084
Hilton Grand Vacations *	73	3,670
Hilton Worldwide Holdings *	270	38,867
Home Depot	1,073	398,877
Hooker Furnishings	10	252
Houghton Mifflin Harcourt *	116	1,646
Hyatt Hotels, Cl A *	32	2,726
Installed Building Products	20	2,541
International Game Technology PLC *	86	2,536
iRobot *	24	2,002
Jack in the Box	19	1,880
Johnson Outdoors, Cl A	7	743
KB Home	78	3,132
Kirkland’s *	11	247
Kohl’s	147	7,134
Kontoor Brands	46	2,438
Lakeland Industries *	7	146
Lands’ End *	12	315
Las Vegas Sands *	324	12,574
Laureate Education, Cl A *	76	1,316
La-Z-Boy, Cl Z	40	1,330
LCI Industries	21	2,932
Lear	55	9,452
Leggett & Platt	125	5,856
Lennar, Cl A	268	26,781
Leslie’s *	98	2,027
Levi Strauss, Cl A	66	1,728
LGI Homes *	19	2,837
Lindblad Expeditions Holdings *	26	389
Liquidity Services *	23	508
Lithia Motors, Cl A	23	7,342
LKQ	297	16,359
Lovesac *	10	780
Lowe’s	711	166,246
Lumber Liquidators Holdings *	24	434
M/I Homes *	25	1,432
Macy’s	290	7,676
Malibu Boats, Cl A *	18	1,271
MarineMax *	19	984
Marriott International, Cl A *	274	43,845
Marriott Vacations Worldwide	34	5,345
MasterCraft Boat Holdings *	16	428
Mattel *	323	7,045
MDC Holdings	49	2,400
Meritage Homes *	32	3,479
MGM Resorts International	397	18,723
Modine Manufacturing *	42	462
Mohawk Industries *	52	9,215

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
CONSUMER DISCRETIONARY — continued
Monarch Casino & Resort *	11	$794
Monro	29	1,791
Motorcar Parts of America *	16	303
Movado Group	14	466
Murphy USA	22	3,585
National Vision Holdings *	70	4,315
Nautilus *	26	266
NIKE, Cl B	1,223	204,596
Noodles, Cl A *	31	377
Nordstrom *	102	2,930
Norwegian Cruise Line Holdings *	363	9,336
NVR *	3	14,684
ODP *	45	1,948
Ollie’s Bargain Outlet Holdings *	49	3,315
OneWater Marine, Cl A	7	310
O’Reilly Automotive *	64	39,828
Overstock.com *	37	3,524
Oxford Industries	14	1,298
Papa John’s International	27	3,350
Party City Holdco *	87	632
Patrick Industries	19	1,480
Peloton Interactive, Cl A *	249	22,769
Penn National Gaming *	151	10,812
Penske Automotive Group	28	2,969
Perdoceo Education *	59	627
PetMed Express	17	483
Planet Fitness, Cl A *	71	5,648
Playa Hotels & Resorts *	119	1,013
Polaris	50	5,748
Pool	36	18,546
PulteGroup	261	12,549
Purple Innovation, Cl A *	57	1,100
PVH	61	6,669
Quotient Technology *	75	483
Qurate Retail	346	3,612
Ralph Lauren, Cl A	41	5,214
RealReal *	71	925
Red Robin Gourmet Burgers *	12	238
Red Rock Resorts, Cl A *	53	2,884
Regis *	29	78
Rent-A-Center, Cl A	57	3,036
Revolve Group, Cl A *	28	2,101
RH *	17	11,214
Rocky Brands	6	327
Ross Stores	346	39,167
Royal Caribbean Cruises *	215	18,152
Ruth’s Hospitality Group *	29	561
Sally Beauty Holdings *	104	1,587
Scientific Games *	78	6,244
SeaWorld Entertainment *	66	4,191
Service International	163	11,164

COMMON STOCK — continued

	Shares	Value
CONSUMER DISCRETIONARY — continued
Shake Shack, Cl A *	32	$2,213
Shoe Carnival	14	474
Shutterstock	20	2,423
Signet Jewelers	44	3,924
Six Flags Entertainment *	72	2,961
Skechers USA, Cl A *	125	5,776
Skyline Champion *	48	3,039
Sleep Number *	20	1,767
Sonic Automotive, Cl A	17	840
Sonos *	110	3,588
Sportsman’s Warehouse Holdings *	37	639
Standard Motor Products	17	814
Starbucks	1,170	124,102
Stellantis	1,471	29,332
Steven Madden	67	3,022
Stitch Fix, Cl A *	57	1,972
Stoneridge *	22	418
Strategic Education	21	1,432
Stride *	35	1,242
Superior Group of	9	234
Tapestry	275	10,719
Target	495	128,512
Taylor Morrison Home, Cl A *	116	3,541
Tempur Sealy International	196	8,716
Tenneco, Cl A *	56	743
Terminix Global Holdings *	121	4,898
Tesla *	715	796,510
Texas Roadhouse, Cl A	58	5,151
Thor Industries	46	4,690
Tilly’s, Cl A	21	291
TJX	1,198	78,457
Toll Brothers	107	6,438
TopBuild *	28	7,195
Tractor Supply	115	24,975
Travel + Leisure	73	3,967
TRI Pointe Group *	109	2,637
Tupperware Brands *	41	912
Ulta Beauty *	50	18,368
Under Armour, Cl A *	175	3,843
Unifi *	14	336
Universal Electronics *	11	453
Urban Outfitters *	52	1,660
Vail Resorts	36	12,410
Vera Bradley *	21	206
VF	366	26,674
Victoria’s Secret *	69	3,482
Vista Outdoor *	49	2,050
Visteon *	24	2,716
Vivint Smart Home *	35	317
VOXX International, Cl A *	13	147
Vroom *	98	1,875
Waitr Holdings *	85	165

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
CONSUMER DISCRETIONARY — continued
Wayfair, Cl A *	66	$16,441
Wendy’s	192	4,282
Whirlpool	58	12,228
Williams-Sonoma	70	13,001
Wingstop	26	4,484
Winmark	3	698
Winnebago Industries	28	1,895
Wolverine World Wide	70	2,322
Workhorse Group *	109	734
WW International *	58	1,007
Wyndham Hotels & Resorts	86	7,264
XPEL *	14	1,063
YETI Holdings *	71	6,981
Yum! Brands	297	37,107
Zumiez *	19	773

		3,850,397

CONSUMER STAPLES — 3.9%
22nd Century Group *	138	378
Albertsons, Cl A	41	1,269
Altria Group	1,894	83,544
Andersons	27	920
Archer-Daniels-Midland	555	35,653
B&G Foods	56	1,649
BellRing Brands, Cl A *	34	912
Beyond Meat *	48	4,751
BJ’s Wholesale Club Holdings *	126	7,363
Boston Beer, Cl A *	8	3,940
Brown-Forman, Cl B	300	20,367
Bunge	140	12,970
Calavo Growers	14	563
Cal-Maine Foods	31	1,118
Campbell Soup	191	7,630
Casey’s General Stores	32	6,129
Celsius Holdings *	26	2,510
Central Garden & Pet *	8	413
Central Garden & Pet, Cl A *	34	1,571
Chefs’ Warehouse *	27	941
Clorox	124	20,213
Coca-Cola	4,296	242,166
Coca-Cola Consolidated	4	1,606
Colgate-Palmolive	841	64,076
Conagra Brands	477	15,359
Constellation Brands, Cl A	162	35,123
Coty, Cl A *	268	2,273
Darling Ingredients *	159	13,439
Edgewell Personal Care	47	1,645
elf Beauty *	41	1,325
Energizer Holdings	55	2,006
Estee Lauder, Cl A	226	73,299
Flowers Foods	185	4,579
Fresh Del Monte Produce	32	1,072

COMMON STOCK — continued

	Shares	Value
CONSUMER STAPLES — continued
Freshpet *	36	$5,613
General Mills	611	37,760
Grocery Outlet Holding *	72	1,598
Hain Celestial Group *	86	3,859
Herbalife Nutrition *	97	4,501
Hershey	145	25,426
HF Foods Group *	31	219
Hormel Foods	280	11,850
Hostess Brands, Cl A *	121	2,288
Ingles Markets, Cl A	12	830
Ingredion	58	5,523
Inter Parfums	15	1,386
J&J Snack Foods	13	1,918
JM Smucker	106	13,023
John B Sanfilippo & Son	8	676
Kellogg	340	20,842
Keurig Dr Pepper	669	24,144
Kimberly-Clark	340	44,027
Kraft Heinz	992	35,603
Lamb Weston Holdings	136	7,677
Lancaster Colony	16	2,720
Landec *	25	243
Limoneira	13	210
McCormick	247	19,817
Medifast	10	1,963
MGP Ingredients	15	963
Mission Produce *	30	570
Molson Coors Beverage, Cl B	166	7,319
Mondelez International, Cl A	1,402	85,157
Monster Beverage *	368	31,280
National Beverage	20	1,128
NewAge *	122	181
Nu Skin Enterprises, Cl A	43	1,726
PepsiCo	1,380	223,008
Performance Food Group *	139	6,287
Philip Morris International	1,574	148,806
Pilgrim’s Pride *	41	1,155
Post Holdings *	51	5,175
PriceSmart	20	1,439
Reynolds Consumer Products	48	1,295
Sanderson Farms	17	3,221
Seneca Foods, Cl A *	6	310
Simply Good Foods *	73	2,894
SpartanNash	31	717
Spectrum Brands Holdings	36	3,375
Sprouts Farmers Market *	110	2,435
Sysco	508	39,065
Tootsie Roll Industries	12	380
TreeHouse Foods *	48	1,735
Turning Point Brands	15	573
Tyson Foods, Cl A	290	23,191
United Natural Foods *	48	2,083
Universal	21	987

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
CONSUMER STAPLES — continued
US Foods Holding *	194	$6,726
USANA Health Sciences *	11	1,068
Utz Brands	50	779
Vector Group	125	1,657
Vital Farms *	15	246
WD-40	12	2,724
Weis Markets	14	788

		1,556,931

ENERGY — 3.2%
Alto Ingredients *	59	314
Antero Midstream	291	3,096
Antero Resources *	232	4,610
APA	373	9,776
Arch Resources	13	1,184
Archrock	127	1,040
Aspen Aerogels *	23	1,253
Baker Hughes, Cl A	724	18,158
Berry Petroleum	69	663
Brigham Minerals, Cl A	39	904
Bristow Group *	25	865
Cactus, Cl A	47	2,044
California Resources *	66	3,045
Callon Petroleum *	34	1,759
Centennial Resource Development, Cl A *	170	1,224
ChampionX *	186	4,879
Cheniere Energy	247	25,540
Chevron	1,954	223,713
Civitas Resources	26	1,460
Clean Energy Fuels *	134	1,235
CNX Resources *	202	2,951
Comstock Resources *	62	612
ConocoPhillips	1,355	100,934
CONSOL Energy *	29	798
Contango Oil & Gas *	112	463
Continental Resources	55	2,685
Core Laboratories	40	1,040
Coterra Energy	789	16,821
CVR Energy	106	2,032
Delek US Holdings	72	1,400
Denbury *	42	3,556
Devon Energy	635	25,451
DHT Holdings	135	879
Diamondback Energy	169	18,115
DMC Global *	13	543
Dorian LPG	31	376
Dril-Quip *	30	707
DT Midstream	91	4,364
EOG Resources	585	54,089
Equities *	253	5,037
Equitrans Midstream	385	3,969
Expro Group Holdings *	22	377

COMMON STOCK — continued

	Shares	Value
ENERGY — continued
Extraction Oil & Gas *	11	$733
Exxon Mobil	4,302	277,350
FTS International, Cl A *	8	212
Green Plains *	37	1,404
Halliburton	878	21,941
Helix Energy Solutions Group *	132	499
Helmerich & Payne	99	3,073
Hess	273	22,542
HollyFrontier	150	5,070
International Seaways	37	649
Kinder Morgan	1,987	33,282
Laredo Petroleum *	11	829
Liberty Oilfield Services, Cl A *	74	956
Magnolia Oil & Gas, Cl A	129	2,694
Marathon Oil	782	12,762
Marathon Petroleum	655	43,184
Matador Resources	102	4,269
Murphy Oil	138	3,841
Nabors Industries *	7	717
National Energy Services Reunited *	59	690
Newpark Resources *	77	262
NexTier Oilfield Solutions *	147	656
Northern Oil and Gas	42	973
NOV	362	5,075
Oasis Petroleum	18	2,171
Occidental Petroleum	920	30,848
Oceaneering International *	91	1,238
Oil States International *	51	309
ONEOK	445	28,311
Ovintiv	253	9,493
Par Pacific Holdings *	51	788
Patterson-UTI Energy	171	1,464
PBF Energy, Cl A *	83	1,213
PDC Energy	91	4,760
Peabody Energy *	83	987
Phillips 66	442	33,053
Pioneer Natural Resources	215	40,201
Plains GP Holdings, Cl A	178	1,940
ProPetro Holding *	65	623
Range Resources *	235	5,480
Renewable Energy Group *	38	2,432
REX American Resources *	5	440
RPC *	55	296
Schlumberger	1,391	44,874
Select Energy Services, Cl A *	64	385
SM Energy	104	3,569
Solaris Oilfield Infrastructure, Cl A	24	182
Southwestern Energy *	612	2,987

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
ENERGY — continued
Talos Energy *	27	$350
Targa Resources	222	12,137
Tellurian *	257	1,007
TETRA Technologies *	112	362
Texas Pacific Land	7	8,916
Tidewater *	33	400
Transocean *	541	1,910
US Silica Holdings *	62	600
Valero Energy	413	31,937
Viper Energy Partners	52	1,147
W&T Offshore *	80	329
Whiting Petroleum *	34	2,214
Williams	1,235	34,691
World Fuel Services	53	1,618

		1,313,286

FINANCIALS — 12.8%
1st Source	16	772
ACNB	7	194
Affiliated Managers Group	35	5,876
AGNC Investment ‡	533	8,485
Alerus Financial	13	408
Alleghany *	13	8,468
Allegiance Bancshares	16	627
Allstate	298	36,854
Ally Financial	368	17,568
A-Mark Precious Metals	6	450
Ambac Financial Group *	39	659
Amerant Bancorp, Cl A *	18	478
American Equity Investment Life Holding	81	2,581
American Express	797	138,503
American Financial Group	91	12,380
American International Group	862	50,936
American National Bankshares	9	334
American National Group	17	3,225
Ameriprise Financial	116	35,047
Ameris Bancorp	57	2,986
AMERISAFE	16	949
Ames National	8	198
Annaly Capital Management ‡	1,448	12,250
Apollo Commercial Real Estate Finance ‡	134	2,029
Apollo Global Management, Cl A.	211	16,236
Arbor Realty Trust ‡	122	2,453
Arch Capital Group *	386	16,143
Ares Commercial Real Estate ‡	33	515
Ares Management, Cl A	117	9,915
Argo Group International Holdings	30	1,653

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
ARMOUR Residential ‡	63	$663
Arrow Financial	13	466
Arthur J Gallagher	192	32,193
Artisan Partners Asset Management, Cl A	55	2,725
AssetMark Financial Holdings *	15	385
Associated Banc-Corp	142	3,164
Assurant	55	8,872
Assured Guaranty	63	3,502
Athene Holding, Cl A *	127	11,050
Atlantic Capital Bancshares *	18	495
Atlantic Union Bankshares	68	2,439
Atlanticus Holdings *	6	465
Axis Capital Holdings	67	3,489
Axos Financial *	46	2,438
B. Riley Financial	14	1,003
Banc of California	42	854
BancFirst	15	975
Bancorp *	44	1,344
Bank First	6	426
Bank of America	8,543	408,185
Bank of Hawaii	35	2,957
Bank of Marin Bancorp	11	419
Bank of New York Mellon	870	51,504
Bank OZK	113	5,048
BankUnited	80	3,245
Banner	29	1,675
Bar Harbor Bankshares	13	386
Berkshire Hathaway, Cl B *	1,316	377,705
BGC Partners, Cl A	272	1,461
BlackRock, Cl A	142	133,971
Blackstone, Cl A	673	93,157
Blucora *	40	661
BOK Financial	27	2,732
Bridgewater Bancshares *	19	344
Brighthouse Financial *	75	3,767
Brightsphere Investment Group	69	2,069
BrightSpire Capital, Cl A ‡	80	785
Broadmark Realty Capital ‡	121	1,249
Brookfield Asset Management, Cl A	2	121
Brookline Bancorp	67	1,075
Brown & Brown	233	14,705
BRP Group, Cl A *	36	1,314
Bryn Mawr Bank	17	788
Business First Bancshares	17	454
Byline Bancorp	20	515
Cadence Bank	174	5,073
Cambridge Bancorp	6	551
Camden National	13	619
Cannae Holdings *	74	2,523

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Capital City Bank Group	11	$296
Capital One Financial	451	68,115
Capitol Federal Financial	126	1,528
Capstar Financial Holdings	15	330
Carlyle Group	155	8,703
Carter Bankshares *	22	330
Cathay General Bancorp	66	2,785
Cboe Global Markets	106	13,986
CBTX	16	435
Central Pacific Financial	24	660
Century Bancorp, Cl A	2	230
Charles Schwab	1,660	136,170
Chimera Investment ‡	220	3,434
Chubb	446	87,139
Cincinnati Financial	149	18,095
CIT Group	86	4,260
Citigroup	2,074	143,438
Citizens, Cl A *	38	245
Citizens & Northern	13	332
City Holding	13	1,035
Civista Bancshares	13	313
CME Group, Cl A	357	78,736
CNA Financial	24	1,077
CNB Financial	14	359
Coastal Financial *	8	304
Cohen & Steers	21	1,993
Columbia Banking System	63	2,150
Columbia Financial *	35	652
Comerica	139	11,828
Commerce Bancshares	106	7,474
Community Bank System	46	3,297
Community Trust Bancorp	15	655
ConnectOne Bancorp	31	1,046
Cowen, Cl A	21	792
Credit Acceptance *	9	5,384
CrossFirst Bankshares *	41	583
Cullen	51	6,605
Curo Group Holdings	17	292
Customers Bancorp *	25	1,332
Diamond Hill Investment Group	3	651
Dime Community Bancshares	35	1,249
Discover Financial Services	304	34,449
Donegal Group, Cl A	11	157
Donnelley Financial Solutions *	28	1,073
Dynex Capital ‡	26	455
Eagle Bancorp	27	1,528
East West Bancorp	139	11,048
Eastern Bankshares	159	3,302
eHealth *	21	931
Ellington Financial ‡	37	673
Employers Holdings	24	926

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Encore Capital Group *	26	$1,405
Enova International *	30	973
Enstar Group *	13	3,000
Enterprise Bancorp	8	297
Enterprise Financial Services	31	1,458
Equitable Holdings	383	12,831
Equity Bancshares, Cl A	11	368
Erie Indemnity, Cl A	22	4,528
Essent Group	103	4,944
Evercore, Cl A	35	5,314
Everest Re Group	33	8,629
EZCORP, Cl A *	44	328
FactSet Research Systems	34	15,092
Farmers & Merchants Bancorp	9	228
Farmers National Banc	22	392
FB Financial	28	1,269
Federal Agricultural Mortgage, Cl C	8	1,009
Federated Hermes, Cl B	83	2,765
Fidelity National Financial	271	12,984
Fifth Third Bancorp	709	30,863
Financial Institutions	13	415
First American Financial	99	7,241
First Bancorp	8	237
First Bancorp/NC	24	1,162
First Bancshares	17	684
First Busey	43	1,096
First Citizens BancShares, Cl A	5	4,070
First Commonwealth Financial	83	1,270
First Financial	10	429
First Financial Bancorp	84	1,998
First Financial Bankshares	121	6,137
First Foundation	34	905
First Hawaiian	123	3,394
First Horizon	547	9,283
First Internet Bancorp	8	272
First Interstate BancSystem, Cl A	35	1,455
First Merchants	47	1,954
First Mid Bancshares	13	560
First Midwest Bancorp	107	2,060
First of Long Island	20	403
First Republic Bank	174	37,641
FirstCash	35	3,096
Flagstar Bancorp	45	2,124
Flushing Financial	26	625
FNB	303	3,530
Focus Financial Partners, Cl A *	37	2,326
Franklin BSP Realty Trust *‡	29	476

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Franklin Resources	292	$9,195
FS Bancorp	6	207
Fulton Financial	153	2,463
Genworth Financial, Cl A *	466	1,915
German American Bancorp	21	828
Glacier Bancorp	98	5,418
GoHealth, Cl A *	84	454
Goldman Sachs Group	329	135,992
Goosehead Insurance, Cl A	15	2,165
Granite Point Mortgage Trust ‡	48	643
Great Ajax ‡	19	269
Great Southern Bancorp	9	508
Great Western Bancorp	48	1,634
Green Dot, Cl A *	44	1,864
Greenhill	13	204
Guaranty Bancshares	7	263
Hamilton Lane, Cl A	29	3,031
Hancock Whitney	76	3,760
Hanmi Financial	27	599
Hanover Insurance Group	31	3,906
HarborOne Bancorp	44	632
Hartford Financial Services Group	356	25,963
HCI Group	6	804
Heartland Financial USA	35	1,754
Heritage Commerce	51	611
Heritage Financial	31	770
Heritage Insurance Holdings	21	137
Hilltop Holdings	54	1,914
Home Bancorp	6	251
Home BancShares	142	3,374
HomeStreet	18	849
HomeTrust Bancshares	13	395
Hope Bancorp	112	1,634
Horace Mann Educators	36	1,410
Houlihan Lokey, Cl A	45	5,044
Howard Bancorp *	11	228
Huntington Bancshares	1,472	23,169
Independent Bank	28	2,366
Independent Bank Group	32	2,313
Independent Bank/MI	18	406
Interactive Brokers Group, Cl A	69	4,889
Intercontinental Exchange	552	76,430
International Bancshares	47	1,993
Invesco	452	11,485
Invesco Mortgage Capital ‡	226	710
Investors Bancorp	215	3,290
Investors Title	1	194
James River Group Holdings	26	831
Jefferies Financial Group	202	8,686
JPMorgan Chase	3,005	510,519

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Kearny Financial	68	$913
Kemper	55	3,491
KeyCorp	968	22,525
Kinsale Capital Group	19	3,556
KKR Real Estate Finance Trust ‡.	29	630
Ladder Capital, Cl A ‡	108	1,296
Lakeland Bancorp	42	755
Lakeland Financial	21	1,509
Lazard, Cl A	104	5,095
Lemonade *	30	1,865
LendingClub *	82	3,769
LendingTree *	10	1,614
Lincoln National	179	12,915
Live Oak Bancshares	26	2,319
Loews	224	12,560
LPL Financial Holdings	74	12,137
M&T Bank	128	18,831
Macatawa Bank	23	193
Markel *	13	17,071
MarketAxess Holdings	34	13,895
Marsh & McLennan	506	84,401
MBIA *	41	637
Mercantile Bank	13	447
Merchants Bancorp	8	355
Mercury General	23	1,253
Meridian Bancorp	41	951
Meta Financial Group	25	1,386
Metrocity Bankshares	16	376
MFA Financial ‡	377	1,700
MGIC Investment	316	5,107
Midland States Bancorp	18	462
MidWestOne Financial Group	13	408
Moelis, Cl A	52	3,782
Moody’s	185	74,768
Morgan Stanley	1,424	146,359
Morningstar	20	6,335
Mr Cooper Group *	66	2,893
MSCI, Cl A	75	49,866
MVB Financial	9	384
Nasdaq	114	23,925
National Bank Holdings, Cl A	26	1,128
National Western Life Group, Cl A	3	645
Navient	166	3,270
NBT Bancorp	37	1,358
Nelnet, Cl A	16	1,322
New Residential Investment ‡	444	5,044
New York Community Bancorp	430	5,345
New York Mortgage Trust ‡	366	1,607
Nicolet Bankshares *	8	575
NMI Holdings, Cl A *	73	1,772

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Northern Trust	204	$25,100
Northfield Bancorp	40	702
Northrim BanCorp	5	222
Northwest Bancshares	113	1,559
OceanFirst Financial	50	1,109
Old National Bancorp	154	2,630
Old Republic International	284	7,336
Old Second Bancorp	23	311
OneMain Holdings, Cl A	78	4,119
Open Lending, Cl A *	73	2,301
Oportun Financial *	14	325
Oppenheimer Holdings, Cl A	8	416
Orchid Island Capital, Cl A ‡	93	461
Origin Bancorp	18	803
Orrstown Financial Services	9	213
Pacific Premier Bancorp	79	3,317
PacWest Bancorp	105	4,984
Palomar Holdings *	21	1,920
Park National	14	1,800
PCSB Financial	12	229
Peapack-Gladstone Financial	15	503
PennyMac Financial Services	46	2,855
PennyMac Mortgage Investment Trust ‡	85	1,713
Peoples Bancorp	17	543
Peoples Financial Services	6	275
People’s United Financial	399	6,839
Pinnacle Financial Partners	64	6,180
Piper Sandler	15	2,470
PJT Partners	20	1,636
PNC Financial Services Group	422	89,055
PRA Group *	38	1,629
Premier Financial	32	1,020
Primerica	34	5,720
Primis Financial	18	273
Principal Financial Group	273	18,316
ProAssurance	46	1,054
PROG Holdings	58	2,346
Progressive	577	54,746
Prosperity Bancshares	84	6,326
Provident Financial Services	63	1,560
Prudential Financial	399	43,910
QCR Holdings	13	717
Radian Group	179	4,273
Raymond James Financial	183	18,042
RBB Bancorp	14	359
Ready Capital ‡	69	1,067
Red River Bancshares	4	210
Redwood Trust ‡	107	1,451
Regional Management	9	460
Regions Financial	961	22,756

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Reinsurance Group of America, Cl A	59	$6,967
Reliant Bancorp	13	440
Renasant	47	1,758
Republic Bancorp, Cl A	8	432
RLI	35	3,791
Rocket, Cl A	118	1,945
S&P Global	239	113,324
S&T Bancorp	33	1,008
Safety Insurance Group	13	1,019
Sandy Spring Bancorp	40	1,898
Santander Consumer USA Holdings	53	2,210
Sculptor Capital Management, Cl A	16	424
Seacoast Banking Corp of Florida	47	1,712
SEI Investments	111	6,997
Selective Insurance Group	51	3,997
Selectquote *	65	864
ServisFirst Bancshares	42	3,373
Sierra Bancorp	12	300
Signature Bank NY	52	15,487
Silvergate Capital, Cl A *	20	3,132
Simmons First National, Cl A	100	2,989
SLM	298	5,468
SmartFinancial	12	312
Southern First Bancshares *	6	323
Southern Missouri Bancorp	7	381
Southside Bancshares	27	1,116
SouthState	61	4,763
Spirit MTA *‡(A)	23	18
Spirit of Texas Bancshares	11	268
Starwood Property Trust ‡	264	6,724
State Auto Financial	15	770
State Street	346	34,098
StepStone Group, Cl A	24	1,128
Sterling Bancorp	178	4,530
Stewart Information Services	23	1,637
Stifel Financial	95	6,923
Stock Yards Bancorp	19	1,164
StoneX Group *	14	968
Summit Financial Group	10	251
SVB Financial Group *	51	36,587
Synchrony Financial	574	26,662
Synovus Financial	139	6,476
T Rowe Price Group	228	49,449
Texas Capital Bancshares *	43	2,606
TFS Financial	45	876
Tiptree	16	250
Tompkins Financial	11	903
TPG RE Finance Trust ‡	53	693
Tradeweb Markets, Cl A	102	9,088

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Travelers	250	$40,220
TriCo Bancshares	22	964
TriState Capital Holdings *	24	721
Triumph Bancorp *	20	2,346
Truist Financial	1,345	85,367
Trupanion *	28	2,867
TrustCo Bank NY	16	537
Trustmark	50	1,590
Two Harbors Investment ‡	265	1,701
UMB Financial	38	3,755
Umpqua Holdings	208	4,254
United Bankshares	120	4,439
United Community Banks	75	2,613
United Fire Group	21	429
Universal Insurance Holdings	25	369
Univest Financial	25	717
US Bancorp	1,504	90,796
Valley National Bancorp	376	4,986
Veritex Holdings	41	1,679
Victory Capital Holdings, Cl A	14	531
Virtu Financial, Cl A	87	2,165
Virtus Investment Partners	6	1,920
Voya Financial	112	7,814
Walker & Dunlop	25	3,252
Washington Federal	63	2,228
Washington Trust Bancorp	15	820
Waterstone Financial	19	393
Webster Financial	78	4,365
Wells Fargo	4,113	210,421
WesBanco	57	1,982
West Bancorporation	13	412
Westamerica Bancorporation	22	1,227
Western Alliance Bancorp	90	10,448
White Mountains Insurance Group	3	3,165
Willis Towers Watson PLC	126	30,527
Wintrust Financial	49	4,336
WisdomTree Investments	104	665
World Acceptance *	5	927
WR Berkley	145	11,542
WSFS Financial	41	2,124
Zions Bancorp	161	10,141

		5,193,142

HEALTH CARE — 6.4%
1Life Healthcare *	92	1,993
Abbott Laboratories	1,742	224,526
ABIOMED *	41	13,614
Acadia Healthcare *	76	4,712
ACADIA Pharmaceuticals *	149	2,675
Accelerate Diagnostics *	29	171
Acceleron Pharma *	49	8,535

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Accolade *	40	$1,592
Accuray *	76	379
Aclaris Therapeutics *	31	538
AdaptHealth, Cl A *	56	1,526
Adaptive Biotechnologies *	124	4,143
Addus HomeCare *	13	1,215
Adicet Bio *	21	181
Adverum Biotechnologies *	78	177
Aeglea BioTherapeutics *	38	278
Aerie Pharmaceuticals *	39	415
Agenus *	164	630
Agios Pharmaceuticals *	54	2,538
Akebia Therapeutics *	142	408
Akero Therapeutics *	18	387
Akouos *	17	158
Albireo Pharma *	16	468
Aldeyra Therapeutics *	38	346
Alector *	49	1,065
Align Technology *	68	42,457
Aligos Therapeutics *	16	255
Alkermes PLC *	146	4,422
Allakos *	29	2,917
Allogene Therapeutics *	61	1,052
Allovir *	25	600
Allscripts Healthcare Solutions *	127	1,750
Alnylam Pharmaceuticals *	115	18,349
Alphatec Holdings *	50	586
Altimmune *	27	292
ALX Oncology Holdings *	16	897
Amedisys *	28	4,742
American Well, Cl A *	143	1,287
Amgen	576	119,215
Amicus Therapeutics *	243	2,551
AMN Healthcare Services *	41	4,047
AnaptysBio *	22	724
Anavex Life Sciences *	58	1,087
AngioDynamics *	32	915
ANI Pharmaceuticals *	8	299
Annexon *	22	359
Apellis Pharmaceuticals *	55	1,691
Apollo Medical Holdings *	26	1,784
Applied Molecular Transport *	20	450
Applied Therapeutics *	15	220
Apyx Medical *	26	372
Arcturus Therapeutics Holdings *	19	854
Arcus Biosciences *	36	1,204
Arcutis Biotherapeutics *	27	572
Ardelyx *	64	77
Arena Pharmaceuticals *	52	2,984
Arrowhead Pharmaceuticals *	90	5,744

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Arvinas *	32	$2,771
Asensus Surgical *	209	353
Aspira Women’s Health *	50	167
Atara Biotherapeutics *	70	1,084
Atea Pharmaceuticals *	49	570
Athenex *	66	168
Athersys *	184	215
Athira Pharma *	29	379
Atreca, Cl A *	25	129
AtriCure *	38	2,852
Atrion	1	728
Avanos Medical *	41	1,293
AVEO Pharmaceuticals *	26	177
Avid Bioservices *	52	1,595
Avidity Biosciences *	27	607
Avita Medical *	21	346
Avrobio *	30	169
Axonics Modulation Technologies *	27	1,980
Axsome Therapeutics *	25	962
Beam Therapeutics *	34	3,018
Berkeley Lights *	39	907
Beyondspring *	18	249
BioCryst Pharmaceuticals *	163	2,434
BioDelivery Sciences International *	83	339
Biohaven Pharmaceutical Holding *	49	6,974
BioMarin Pharmaceutical *	178	14,103
Bionano Genomics *	259	1,316
Bioxcel Therapeutics *	14	408
Black Diamond Therapeutics *	23	176
Bluebird Bio *	57	1,334
Blueprint Medicines *	50	5,624
Boston Scientific *	1,400	60,382
Bridgebio Pharma *	97	4,790
Bristol-Myers Squibb	2,240	130,816
Brookdale Senior Living *	167	1,085
Bruker	95	7,628
C4 Therapeutics *	28	1,244
Cara Therapeutics *	33	555
Cardiovascular Systems *	34	1,193
CareDx *	44	2,244
Cassava Sciences *	32	1,380
Castle Biosciences *	16	998
Catalent *	167	23,023
Catalyst Pharmaceuticals *	84	496
Celldex Therapeutics *	33	1,404
CEL-SCI *	34	381
Cerner	300	22,287
Cerus *	155	1,023
Change Healthcare *	228	4,909

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Chemed	13	$6,269
ChemoCentryx *	46	1,601
Chimerix *	60	314
ChromaDex *	39	241
Clovis Oncology *	95	411
Codexis *	51	1,773
Co-Diagnostics *	23	189
Coherus Biosciences *	59	987
Collegium Pharmaceutical *	29	569
Computer Programs and Systems *	12	433
CONMED	25	3,657
CorMedix *	32	156
Cortexyme *	12	158
CorVel *	8	1,466
Covetrus *	89	1,797
Crinetics Pharmaceuticals *	24	598
Cross Country Healthcare *	30	622
CryoLife *	32	660
CryoPort *	33	2,691
Cue Biopharma *	24	293
Cutera *	15	645
Cymabay Therapeutics *	55	215
Cytokinetics *	57	1,990
CytomX Therapeutics *	55	326
CytoSorbents *	33	194
DaVita *	105	10,840
Deciphera Pharmaceuticals *	31	1,035
Denali Therapeutics *	71	3,433
DENTSPLY SIRONA	215	12,300
DermTech *	20	547
DexCom *	88	54,842
Dicerna Pharmaceuticals *	58	1,207
Durect *	208	266
Dynavax Technologies, Cl A *	96	1,917
Dyne Therapeutics *	24	348
Eargo *	14	123
Editas Medicine, Cl A *	58	2,130
Edwards Lifesciences *	609	72,970
Eiger BioPharmaceuticals *	27	182
Elanco Animal Health *	447	14,697
Eli Lilly	791	201,515
Emergent BioSolutions *	42	2,002
Enanta Pharmaceuticals *	15	1,288
Encompass Health	91	5,784
Ensign Group	45	3,510
Envista Holdings *	149	5,826
Epizyme *	76	319
Esperion Therapeutics *	24	215
Evelo Biosciences *	23	204
Evolent Health, Cl A *	73	2,137
Evolus *	18	141
Exact Sciences *	166	15,807

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Exelixis *	285	$6,130
Fate Therapeutics *	76	4,089
FibroGen *	73	812
Flexion Therapeutics *	38	352
Forma Therapeutics Holdings *	33	612
Fortress Biotech *	56	183
Frequency Therapeutics *	26	163
Fulgent Genetics *	16	1,327
G1 Therapeutics *	29	420
Generation Bio *	34	713
Gilead Sciences	1,266	82,138
Glaukos *	38	1,737
Global Blood Therapeutics *	52	1,899
Gossamer Bio *	48	596
Gritstone bio *	31	341
Guardant Health *	82	9,577
Haemonetics *	44	3,023
Halozyme Therapeutics *	130	4,949
Hanger *	32	598
Harmony Biosciences Holdings *.	25	1,037
Harpoon Therapeutics *	20	125
Health Catalyst *	35	1,842
HealthEquity *	70	4,633
HealthStream *	22	585
Heron Therapeutics *	79	870
Heska *	8	1,788
Hill-Rom Holdings	61	9,449
Hologic *	252	18,474
Homology Medicines *	31	178
Horizon Therapeutics PLC *	219	26,260
iBio *	200	156
iCAD *	20	211
ICU Medical *	17	3,980
Ideaya Biosciences *	23	493
IDEXX Laboratories *	78	51,959
IGM Biosciences *	12	563
ImmunityBio *	57	446
ImmunoGen *	185	1,116
Immunovant *	35	281
Inari Medical *	25	2,263
Incyte *	215	14,401
Infinity Pharmaceuticals *	75	191
InfuSystem Holdings *	16	266
Innoviva *	60	1,047
Inogen *	17	674
Inovalon Holdings, Cl A *	64	2,611
Inovio Pharmaceuticals *	191	1,364
Insmed *	87	2,623
Inspire Medical Systems *	23	6,200
Insulet *	61	18,911
Integer Holdings *	28	2,521

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Integra LifeSciences Holdings *	63	$4,187
Intellia Therapeutics *	51	6,782
Intercept Pharmaceuticals *	24	405
Intersect ENT *	27	728
Intra-Cellular Therapies *	61	2,627
Intuitive Surgical *	347	125,312
Invacare *	28	138
Invitae *	181	4,797
Ionis Pharmaceuticals *	125	3,984
Iovance Biotherapeutics *	132	3,209
iRhythm Technologies *	25	1,754
Ironwood Pharmaceuticals, Cl A *	147	1,877
IVERIC bio *	68	1,204
Jazz Pharmaceuticals PLC *	47	6,253
Joint *	12	1,050
Jounce Therapeutics *	26	228
Kadmon Holdings *	154	1,455
Kala Pharmaceuticals *	48	84
KalVista Pharmaceuticals *	17	306
Karuna Therapeutics *	18	2,527
Kezar Life Sciences *	34	272
Kiniksa Pharmaceuticals, Cl A *	27	281
Kodiak Sciences *	37	4,332
Kronos Bio *	31	510
Krystal Biotech *	14	701
Kura Oncology *	53	870
Kymera Therapeutics *	21	1,236
Lantheus Holdings *	57	1,333
LeMaitre Vascular	15	780
Lexicon Pharmaceuticals *	131	693
LHC Group *	26	3,499
LivaNova PLC *	42	3,222
MacroGenics *	50	977
Madrigal Pharmaceuticals *	9	700
Magenta Therapeutics *	27	173
MannKind *	217	1,022
Marinus Pharmaceuticals *	30	345
Masimo *	47	13,326
MEI Pharma *	94	265
MeiraGTx Holdings PLC *	31	666
Meridian Bioscience *	37	696
Merit Medical Systems *	47	3,161
Mersana Therapeutics *	55	471
Mesa Laboratories	4	1,223
Mettler-Toledo International *	21	31,098
Mirati Therapeutics *	45	8,506
Mirum Pharmaceuticals *	13	206
Misonix *	12	318
Moderna *	334	115,300
ModivCare *	12	1,953

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Molecular Templates *	36	$188
Morphic Holding *	17	978
Mustang Bio *	61	137
Myovant Sciences *	28	613
Myriad Genetics *	64	1,969
NanoString Technologies *	39	1,884
Natera *	75	8,593
National HealthCare	11	769
National Research	17	736
Natus Medical *	29	726
Nektar Therapeutics, Cl A *	167	2,532
Neogen *	99	4,189
Neoleukin Therapeutics *	28	205
Neurocrine Biosciences *	86	9,065
Neuronetics *	19	99
Nevro *	29	3,298
NextGen Healthcare *	47	774
NGM Biopharmaceuticals *	21	388
Nkarta *	15	235
Novavax *	67	9,972
Nurix Therapeutics *	22	736
Oak Street Health *	77	3,637
Ocular Therapeutix *	63	418
Omeros *	51	320
Omnicell *	37	6,592
Oncocyte *	69	226
Ontrak *	7	60
OptimizeRx *	12	1,160
Option Care Health *	82	2,241
OraSure Technologies *	62	662
ORIC Pharmaceuticals *	25	366
OrthoPediatrics *	12	854
Outset Medical *	35	1,864
Owens & Minor	61	2,189
Oyster Point Pharma *	7	82
Pacific Biosciences of California *	162	4,290
Pacira BioSciences *	37	1,934
Paratek Pharmaceuticals *	33	166
Passage Bio *	27	235
Patterson	75	2,345
PAVmed *	63	342
PDL BioPharma *(A)	64	—
Pennant Group *	23	588
Penumbra *	32	8,850
Personalis *	30	589
PetIQ, Cl A *	22	551
Phathom Pharmaceuticals *	14	329
Phibro Animal Health, Cl A	18	395
Phreesia *	37	2,610
Pliant Therapeutics *	22	350
PMV Pharmaceuticals *	27	638
Poseida Therapeutics *	29	186

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Praxis Precision Medicines *	21	$437
Precision BioSciences *	40	380
Prelude Therapeutics *	37	650
Premier, Cl A	114	4,440
Prestige Consumer Healthcare *	43	2,580
Progyny *	38	2,334
Protagonist Therapeutics *	33	1,028
Provention Bio *	44	275
PTC Therapeutics *	59	2,238
Pulmonx *	18	701
Pulse Biosciences *	11	232
Puma Biotechnology *	29	148
Quanterix *	26	1,316
Quest Diagnostics	131	19,228
Quidel *	32	4,249
R1 RCM *	110	2,387
Radius Health *	40	864
RadNet *	39	1,213
RAPT Therapeutics *	14	442
Reata Pharmaceuticals, Cl A *	25	2,400
Regeneron Pharmaceuticals *	95	60,794
REGENXBIO *	32	1,134
Relay Therapeutics *	39	1,297
Relmada Therapeutics *	13	305
Replimune Group *	25	738
ResMed	143	37,596
Revance Therapeutics *	59	811
REVOLUTION Medicines *	48	1,413
Rhythm Pharmaceuticals *	37	426
Rigel Pharmaceuticals *	158	531
Rocket Pharmaceuticals *	50	1,485
Royalty Pharma PLC, Cl A	305	12,057
Rubius Therapeutics *	35	497
Sage Therapeutics *	44	1,776
Sangamo Therapeutics *	111	901
Sarepta Therapeutics *	66	5,223
Scholar Rock Holding *	24	631
Schrodinger *	42	2,292
Seagen *	177	31,210
SeaSpine Holdings *	24	359
Select Medical Holdings	103	3,422
Selecta Biosciences *	67	241
Senseonics Holdings *	300	1,050
Seres Therapeutics *	59	359
Shattuck Labs *	27	521
Shockwave Medical *	23	4,915
SI-BONE *	26	586
Sientra *	43	252
SIGA Technologies *	38	274
Silk Road Medical *	28	1,644
Simulations Plus	13	656

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
SmileDirectClub, Cl A *	96	$494
Solid Biosciences *	68	138
Sorrento Therapeutics *	244	1,674
Spectrum Pharmaceuticals *	142	260
Spero Therapeutics *	21	369
SpringWorks Therapeutics *	31	2,079
STAAR Surgical *	40	4,738
Stereotaxis *	54	319
STERIS PLC	97	22,673
Stoke Therapeutics *	16	365
Supernus Pharmaceuticals *	44	1,313
Surmodics *	11	612
Sutro Biopharma *	31	625
Syndax Pharmaceuticals *	37	720
Syneos Health, Cl A *	73	6,814
Syros Pharmaceuticals *	36	149
Tabula Rasa HealthCare *	19	516
Tactile Systems Technology *	16	552
Tandem Diabetes Care *	53	7,225
Taysha Gene Therapies *	17	266
TCR2 Therapeutics *	28	176
Teladoc Health *	136	20,344
Teleflex	43	15,348
TG Therapeutics *	122	3,809
Theravance Biopharma *	44	342
Tivity Health *	37	926
TransMedics Group *	19	521
Travere Therapeutics *	52	1,498
Turning Point Therapeutics *	39	1,622
Twist Bioscience *	36	4,277
Ultragenyx Pharmaceutical *	54	4,532
United Therapeutics *	38	7,249
US Physical Therapy	11	1,186
Vanda Pharmaceuticals *	46	788
Vapotherm *	17	389
Varex Imaging *	34	913
Vaxart *	109	731
Vaxcyte *	24	562
Veeva Systems, Cl A *	135	42,796
Veracyte *	57	2,729
Verastem *	157	408
ViewRay *	119	870
Viking Therapeutics *	60	349
Vir Biotechnology *	51	1,924
Vocera Communications *	28	1,584
Waters *	57	20,950
West Pharmaceutical Services	67	28,802
Xencor *	50	1,978
Xeris Pharmaceuticals *	55	102
XOMA *	9	225
Y-mAbs Therapeutics *	29	712
Zentalis Pharmaceuticals *	31	2,494
Zimmer Biomet Holdings	206	29,483

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
ZIOPHARM Oncology *	181	$271
Zoetis, Cl A	469	101,398
Zogenix *	47	721
Zynex *	17	213

		2,595,965

INDUSTRIALS — 8.3%
3M	581	103,813
AAON	36	2,579
AAR *	29	1,026
ABM Industries	57	2,509
Acacia Research *	41	235
ACCO Brands	81	670
Acuity Brands	30	6,163
ADT	133	1,111
Advanced Drainage Systems	47	5,302
AECOM *	144	9,845
AeroVironment *	20	1,782
AGCO	55	6,722
Air Lease, Cl A	100	4,005
Air Transport Services Group *	51	1,269
Alamo Group	10	1,512
Alaska Air Group *	115	6,072
Albany International, Cl A	26	2,097
Allegiant Travel, Cl A *	12	2,103
Allegion PLC	83	10,649
Allied Motion Technologies	10	351
Allison Transmission Holdings	102	3,403
Altra Industrial Motion	56	2,920
AMERCO	8	5,896
Ameresco, Cl A *	24	1,971
American Airlines Group *	625	12,000
American Superconductor *	21	386
American Woodmark *	15	1,031
AMETEK	227	30,055
AO Smith	132	9,645
API Group *	174	3,790
Apogee Enterprises	22	922
Applied Industrial Technologies	33	3,217
ArcBest	21	1,887
Arcosa	41	2,121
Argan	13	536
Armstrong World Industries	41	4,332
Array Technologies *	118	2,519
ASGN *	44	5,265
Astec Industries	19	1,014
Astronics *	20	258
Atkore *	40	3,781
Atlas Air Worldwide Holdings *	25	2,028

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — continued
Avis Budget Group *	64	$11,092
Axon Enterprise *	59	10,618
AZEK, Cl A *	139	5,100
AZZ	21	1,116
Babcock & Wilcox Enterprises *	72	492
Barnes Group	40	1,678
Barrett Business Services	6	492
Beacon Roofing Supply *	48	2,538
Bloom Energy, Cl A *	128	4,001
Blue Bird *	15	294
BlueLinx Holdings *	8	381
Boise Cascade	35	1,982
Brady, Cl A	41	2,136
BrightView Holdings *	43	682
Brink’s	42	2,893
Builders FirstSource *	201	11,712
CAI International	14	783
Carlisle	48	10,700
Carrier Global	861	44,970
Casella Waste Systems, Cl A *	43	3,729
Caterpillar	540	110,165
CBIZ *	44	1,615
CH Robinson Worldwide	130	12,609
Chart Industries *	31	5,503
Cintas	83	35,947
CIRCOR International *	17	485
Clean Harbors *	44	4,952
Colfax *	106	5,472
Columbus McKinnon	20	945
Comfort Systems USA	31	2,836
Commercial Vehicle Group *	24	241
Construction Partners, Cl A *	29	1,033
Copart *	209	32,456
CoreCivic *	110	947
Cornerstone Building Brands *	45	644
CoStar Group *	385	33,129
Covanta Holding	121	2,442
CRA International	6	659
Crane	43	4,441
CSW Industrials	13	1,802
CSX	2,261	81,780
Cummins	144	34,537
Curtiss-Wright	35	4,469
Daseke *	33	312
Deere	280	95,847
Delta Air Lines *	629	24,613
Deluxe	37	1,320
Donaldson	117	7,021
Douglas Dynamics	19	804
Dover	142	24,009

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — continued
Dun & Bradstreet Holdings *	158	$2,977
DXP Enterprises *	15	494
Dycom Industries *	25	1,986
Eagle Bulk Shipping *	11	474
Eaton PLC	397	65,410
Echo Global Logistics *	22	1,061
EMCOR Group	47	5,710
Emerson Electric	594	57,624
Encore Wire	17	2,279
Energy Recovery *	33	671
Enerpac Tool Group, Cl A	51	1,065
EnerSys	36	2,881
Ennis	22	417
EnPro Industries	18	1,614
Equifax	121	33,569
ESCO Technologies	22	1,860
Evoqua Water Technologies *	109	4,559
ExOne *	15	345
Expeditors International of Washington	150	18,489
Exponent	44	5,051
Fastenal	569	32,479
Federal Signal	52	2,226
FedEx	243	57,234
Flowserve	122	4,102
Fluor *	129	2,508
Forrester Research *	10	533
Fortune Brands Home & Security	137	13,892
Forward Air	23	2,313
Franklin Covey *	10	423
Franklin Electric	33	2,851
FTI Consulting *	29	4,174
FuelCell Energy *	288	2,301
Gates Industrial PLC *	57	937
GATX	30	2,846
Genco Shipping & Trading	34	584
Generac Holdings *	57	28,418
Gibraltar Industries *	28	1,824
Global Industrial	12	487
GMS *	36	1,783
Gorman-Rupp	15	638
Graco	166	12,480
GrafTech International	158	1,691
Granite Construction	39	1,448
Great Lakes Dredge & Dock *	55	837
Greenbrier	28	1,149
Griffon	46	1,219
GXO Logistics *	78	6,926
H&E Equipment Services	28	1,262
Harsco *	67	1,146
Hawaiian Holdings *	43	832
Healthcare Services Group	65	1,247

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — continued
Heartland Express	42	$686
HEICO	36	5,018
Heidrick & Struggles International	17	797
Helios Technologies	26	2,367
Herc Holdings	25	4,551
Heritage-Crystal Clean *	13	451
Hexcel *	72	4,085
Hillenbrand	65	2,955
HNI	38	1,421
Honeywell International	691	151,066
Howmet Aerospace	425	12,618
Hub Group, Cl A *	28	2,200
Hubbell, Cl B	50	9,969
Huron Consulting Group *	19	953
Hyster-Yale Materials Handling	6	288
IAA *	125	7,456
ICF International	16	1,608
Ideanomics *	340	673
IDEX	65	14,467
IES Holdings *	17	847
IHS Markit	392	51,242
Illinois Tool Works	315	71,779
Ingersoll Rand	369	19,837
Insperity	31	3,875
Insteel Industries	16	651
Interface, Cl A	50	718
ITT	74	6,961
Jacobs Engineering Group	127	17,833
JB Hunt Transport Services	78	15,381
JELD-WEN Holding *	66	1,809
JetBlue Airways *	292	4,097
John Bean Technologies	27	3,989
Johnson Controls International PLC	715	52,460
Kadant	10	2,221
Kansas City Southern	83	25,751
KAR Auction Services *	115	1,687
KBR	131	5,560
Kelly Services, Cl A	29	523
Kennametal	69	2,743
Kforce	18	1,166
Kimball International, Cl B	31	337
Kirby *	51	2,673
Knight-Swift Transportation Holdings, Cl A	150	8,504
Korn Ferry	46	3,552
Landstar System	33	5,802
Lawson Products *	8	406
Lennox International	31	9,278
Lincoln Electric Holdings	49	6,978
Lindsay	9	1,311

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — continued
LSI Industries	21	$156
Lyft, Cl A *	260	11,926
Manitowoc *	29	621
ManpowerGroup	48	4,639
Marten Transport	56	931
Masco	252	16,519
MasTec *	49	4,367
Matrix Service *	22	225
Matson	37	3,081
Matthews International, Cl A	27	928
Maxar Technologies	57	1,513
McGrath RentCorp	21	1,515
Meritor *	60	1,460
Mesa Air Group *	27	204
Middleby *	51	9,304
Miller Industries	10	361
MillerKnoll	64	2,491
Montrose Environmental Group *	18	1,234
Moog, Cl A	25	1,888
MRC Global *	67	556
MSA Safety	32	4,897
MSC Industrial Direct, Cl A	40	3,363
Mueller Industries	48	2,527
Mueller Water Products, Cl A	145	2,379
MYR Group *	14	1,430
Nielsen Holdings PLC	331	6,703
Nikola *	157	1,853
NN *	36	180
Nordson	48	12,202
Norfolk Southern	249	72,969
Northwest Pipe *	8	190
NOW *	102	736
NV5 Global *	10	1,041
nVent Electric PLC	156	5,530
Old Dominion Freight Line	103	35,159
Omega Flex	3	434
Oshkosh	59	6,313
Otis Worldwide	427	34,292
Owens Corning	96	8,967
PACCAR	340	30,471
Park Aerospace	16	209
Parker-Hannifin	127	37,667
Park-Ohio Holdings	7	163
Parsons *	95	3,291
Pentair PLC	165	12,205
PGT Innovations *	49	1,046
Pitney Bowes	155	1,076
Plug Power *	497	19,020
Powell Industries	8	207
Primoris Services	44	1,186
Proto Labs *	24	1,435
Quanex Building Products	29	601

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — continued
Quanta Services	136	$16,494
Radiant Logistics *	31	209
Raven Industries *	30	1,735
RBC Bearings *	21	4,913
Regal Rexnord	68	10,358
Republic Services, Cl A	209	28,131
Resideo Technologies *	134	3,304
Resources Connection	27	470
REV Group	24	363
Robert Half International	109	12,325
Rockwell Automation	116	37,050
Rollins	219	7,715
Roper Technologies	97	47,323
RR Donnelley & Sons *	61	390
Rush Enterprises, Cl A	37	1,927
Ryder System	46	3,908
Saia *	23	7,191
Schneider National, Cl B	48	1,197
Sensata Technologies Holding PLC *	154	8,485
Shyft Group	28	1,154
Simpson Manufacturing	37	3,925
SiteOne Landscape Supply *	41	9,633
SkyWest *	42	1,807
Snap-on	50	10,161
Southwest Airlines *	582	27,517
SP Plus *	20	645
Spirit AeroSystems Holdings, Cl A	97	4,005
Spirit Airlines *	84	1,835
SPX *	38	2,207
SPX FLOW	36	2,690
Standex International	10	1,113
Stanley Black & Decker	160	28,757
Steelcase, Cl A	81	964
Stericycle *	79	5,287
Sterling Construction *	24	577
Sunrun *	193	11,132
Team *	26	63
Tennant	16	1,271
Terex	58	2,598
Tetra Tech	49	8,607
Thermon Group Holdings *	28	484
Timken	59	4,186
Titan International *	50	361
Titan Machinery *	17	483
Toro	106	10,120
TPI Composites *	30	1,009
Trane Technologies PLC	236	42,699
Transcat *	6	449
TransDigm Group *	47	29,320
TransUnion	189	21,790
Trex *	102	10,853

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — continued
TriNet Group *	34	$3,442
Trinity Industries	102	2,861
Triumph Group *	47	961
TrueBlue *	30	835
Tutor Perini *	35	477
Uber Technologies *	1,481	64,897
UFP Industries	52	4,255
UniFirst	13	2,573
Union Pacific	663	160,048
United Airlines Holdings *	318	14,673
United Parcel Service, Cl B	719	153,485
United Rentals *	66	25,021
Univar Solutions *	156	3,990
Upwork *	104	4,900
US Ecology *	27	869
US Xpress Enterprises, Cl A *	22	167
Valmont Industries	18	4,301
Verisk Analytics, Cl A	159	33,433
Veritiv *	13	1,395
Vertiv Holdings, Cl A	239	6,138
Viad *	17	754
Vicor *	16	2,425
Virgin Galactic Holdings *	145	2,719
VSE	9	500
Wabash National	44	683
Waste Management	403	64,573
Watsco	30	8,687
Watts Water Technologies, Cl A	23	4,370
Welbilt *	131	3,099
Werner Enterprises	52	2,357
WESCO International *	38	4,923
Westinghouse Air Brake Technologies	179	16,241
Willdan Group *	9	301
WillScot Mobile Mini Holdings, Cl A *	167	5,803
Woodward	51	5,760
WW Grainger	44	20,377
XPO Logistics *	78	6,692
Xylem	177	23,114
Yellow *	39	341
Zurn Water Solutions	110	3,991

		3,355,424

INFORMATION TECHNOLOGY — 30.5%
2U *	62	1,831
3D Systems *	113	3,182
8x8 *	97	2,198
A10 Networks	55	1,028
Accenture PLC, Cl A	657	235,725
ACI Worldwide *	108	3,313
ACM Research, Cl A *	11	1,168

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
Adobe *	470	$305,669
ADTRAN	42	776
Advanced Energy Industries	33	3,030
Advanced Micro Devices *	1,194	143,555
Agilysys *	19	907
Akamai Technologies *	159	16,768
Akoustis Technologies *	41	308
Alarm.com Holdings *	39	3,286
Alliance Data Systems	42	3,580
Alpha & Omega Semiconductor *	18	624
Altair Engineering, Cl A *	39	3,034
Alteryx, Cl A *	50	3,659
Ambarella *	30	5,575
Amdocs	131	10,197
American Software, Cl A	27	781
Amkor Technology	68	1,491
Amphenol, Cl A	591	45,371
Analog Devices	533	92,470
Anaplan *	128	8,347
ANSYS *	80	30,366
Appfolio, Cl A *	14	1,844
Appian, Cl A *	33	3,281
Apple	16,115	2,414,027
Applied Materials	906	123,805
Arista Networks *	51	20,894
Arlo Technologies *	66	455
Arrow Electronics *	68	7,871
Aspen Technology *	62	9,715
Atomera *	18	389
Autodesk *	217	68,921
Automatic Data Processing	425	95,408
Avalara *	77	13,832
Avaya Holdings *	71	1,322
Avid Technology *	35	1,002
Avnet	93	3,544
Axcelis Technologies *	28	1,538
AXT *	34	278
Badger Meter	25	2,556
Belden	37	2,228
Benchmark Electronics	31	723
Benefitfocus *	25	274
BigCommerce Holdings *	33	1,525
Bill.com Holdings *	69	20,307
Black Knight *	150	10,516
Blackbaud *	37	2,627
Blackline *	44	5,582
Bottomline Technologies DE *	38	1,759
Box, Cl A *	147	3,797
Brightcove *	34	337
Broadcom	400	212,668

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
Broadridge Financial Solutions	115	$20,517
Brooks Automation	63	7,336
Cadence Design Systems *	272	47,086
CalAmp *	30	289
Calix *	47	2,942
Cambium Networks *	7	198
Cantaloupe *	57	712
Casa Systems *	26	165
Cass Information Systems	11	451
CDK Global	113	4,918
CDW	138	25,758
Cerence *	32	3,364
Ceridian HCM Holding *	130	16,283
CEVA *	19	867
ChannelAdvisor *	25	638
Ciena *	142	7,709
Cirrus Logic *	50	4,040
Cisco Systems	4,218	236,081
Citrix Systems	122	11,557
Clearfield *	10	565
Cloudflare, Cl A *	228	44,396
CMC Materials	25	3,209
Cognex	169	14,803
Cognizant Technology Solutions, Cl A	525	40,997
Coherent *	21	5,342
Cohu *	41	1,314
CommScope Holding *	185	1,981
CommVault Systems *	39	2,399
Comtech Telecommunications	22	475
Concentrix	36	6,396
Conduent *	184	1,242
Consensus Cloud Solutions *	12	760
Corsair Gaming *	23	562
Coupa Software *	66	15,028
Crowdstrike Holdings, Cl A *	187	52,697
CSG Systems International	28	1,401
CTS	27	962
Daktronics *	32	178
Datadog, Cl A *	191	31,907
Datto Holding *	24	574
Dell Technologies, Cl C *	265	29,147
Diebold Nixdorf *	66	594
Digi International *	28	603
Digimarc *	11	556
Digital Turbine *	75	6,455
Diodes *	30	2,883
DocuSign, Cl A *	187	52,040
Dolby Laboratories, Cl A	56	4,948
Domo, Cl B *	24	2,120
Dropbox, Cl A *	297	9,056
DSP Group *	19	417

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
Duck Creek Technologies *	58	$1,827
DXC Technology *	248	8,077
Dynatrace *	175	13,125
DZS *	14	153
Eastman Kodak *	48	326
Ebix	21	689
Elastic *	61	10,584
Enphase Energy *	124	28,722
Entegris	133	18,724
Envestnet *	45	3,758
EPAM Systems *	50	33,662
ePlus *	11	1,216
Euronet Worldwide *	44	4,936
Everbridge *	32	5,098
Evo Payments, Cl A *	40	867
ExlService Holdings *	28	3,434
Extreme Networks *	112	1,101
F5 Networks *	57	12,036
Fair Isaac *	27	10,751
FARO Technologies *	16	1,177
Fastly, Cl A *	91	4,606
Fidelity National Information Services	615	68,105
First Solar *	86	10,285
Fiserv *	571	56,238
Five9 *	61	9,639
FleetCor Technologies *	76	18,803
FormFactor *	67	2,665
Fortinet *	135	45,406
Gartner *	78	25,889
Genasys *	28	142
Genpact	171	8,439
Global Payments	290	41,467
GoDaddy, Cl A *	165	11,413
GreenSky, Cl A *	57	698
Grid Dynamics Holdings *	22	633
GTY Technology Holdings *	41	312
Guidewire Software *	77	9,681
Hackett Group	22	465
Harmonic *	85	771
Hewlett Packard Enterprise	1,302	19,074
HP	1,250	37,912
HubSpot *	42	34,030
I3 Verticals, Cl A *	18	403
Ichor Holdings *	24	1,049
II-VI *	96	5,809
Immersion *	25	200
Impinj *	19	1,325
Infinera *	187	1,419
Inseego *	88	546
Insight Enterprises *	30	2,841
Intel	4,039	197,911
Intelligent Systems *	6	254

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
InterDigital	26	$1,741
International Business Machines	902	112,840
International Money Express *	26	435
Intuit	263	164,635
IPG Photonics *	30	4,770
Iteris *	35	188
Itron *	39	3,033
Jabil	137	8,214
Jack Henry & Associates	69	11,487
Jamf Holding *	29	1,382
Juniper Networks	324	9,564
Keysight Technologies *	183	32,944
Kimball Electronics *	21	604
KLA	153	57,032
Knowles *	79	1,646
Lam Research	141	79,463
Lattice Semiconductor *	133	9,236
Limelight Networks *	111	331
Littelfuse	21	6,186
LivePerson *	55	2,833
LiveRamp Holdings *	56	2,997
Lumentum Holdings *	64	5,285
Luna Innovations *	24	234
MACOM Technology Solutions Holdings *	41	2,863
Mandiant *	214	3,732
Manhattan Associates *	58	10,529
Mastercard, Cl A	867	290,896
Maximus	50	4,229
MaxLinear, Cl A *	60	3,780
McAfee, Cl A	78	1,667
Methode Electronics	31	1,304
Microchip Technology	524	38,823
Micron Technology	1,106	76,425
Microsoft	7,146	2,369,757
MicroStrategy, Cl A *	7	5,005
Mitek Systems *	36	678
MKS Instruments	48	7,202
Model N *	27	875
Momentive Global *	116	2,659
MoneyGram International *	55	328
MongoDB, Cl A *	52	27,107
Monolithic Power Systems	39	20,493
Motorola Solutions	168	41,763
N-Able *	30	399
Napco Security Technologies *	12	576
National Instruments	120	5,096
nCino *	51	3,706
NCR *	118	4,666
NeoPhotonics *	43	435
NetApp	222	19,825
NETGEAR *	26	750

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
NetScout Systems *	61	$1,651
New Relic *	47	3,815
nLight *	35	984
NortonLifeLock	573	14,583
Nuance Communications *	280	15,414
Nutanix, Cl A *	177	6,073
NVE	4	272
NVIDIA	2,359	603,126
Okta, Cl A *	120	29,662
ON Semiconductor *	408	19,613
OneSpan *	30	613
Onto Innovation *	41	3,248
Oracle	1,730	165,976
OSI Systems *	14	1,304
PagerDuty *	61	2,547
Palo Alto Networks *	93	47,345
PAR Technology *	20	1,256
Paychex	322	39,696
Paycom Software *	47	25,749
Paylocity Holding *	35	10,680
PayPal Holdings *	1,159	269,572
PC Connection	16	737
PDF Solutions *	25	588
Pegasystems	34	4,036
Perficient *	28	3,461
Photronics *	53	688
Ping Identity Holding *	37	1,048
Plantronics *	35	937
Plexus *	24	2,096
Power Integrations	51	5,264
Powerfleet *	22	152
Progress Software	38	1,954
PROS Holdings *	34	1,020
PTC *	104	13,244
Pure Storage, Cl A *	242	6,500
Q2 Holdings *	42	3,295
QAD, Cl A	10	876
Qorvo *	111	18,674
QUALCOMM	1,132	150,601
Qualys *	29	3,610
Quantum *	44	251
Rackspace Technology *	33	439
Rambus *	104	2,420
Rapid7 *	45	5,794
Repay Holdings, Cl A *	66	1,387
Ribbon Communications *	108	591
Rimini Street *	32	333
RingCentral, Cl A *	72	17,552
Rogers *	16	3,218
Sabre *	285	2,958
Sailpoint Technologies Holdings *	78	3,742
salesforce.com *	914	273,917

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
Sanmina *	55	$2,076
ScanSource *	22	787
Science Applications International	50	4,489
Seagate Technology Holdings PLC	231	20,575
Semtech *	56	4,762
ServiceNow *	194	135,365
Shift4 Payments, Cl A *	33	2,083
ShotSpotter *	7	272
Silicon Laboratories *	38	7,173
SiTime *	11	2,914
Skyworks Solutions	163	27,242
SMART Global Holdings *	13	695
Smartsheet, Cl A *	108	7,453
Smith Micro Software *	38	217
Snowflake, Cl A *	229	81,029
SolarWinds	33	531
Splunk *	160	26,371
Sprout Social, Cl A *	35	4,469
SPS Commerce *	31	4,735
Square, Cl A *	379	96,455
SS&C Technologies Holdings	222	17,642
Sumo Logic *	47	812
SunPower, Cl A *	68	2,289
Super Micro Computer *	37	1,309
Switch, Cl A	80	2,022
Synaptics *	30	5,837
Synopsys *	150	49,977
TD SYNNEX	36	3,780
TE Connectivity	328	47,888
Technologies *	2	18
Teledyne Technologies *	43	19,316
Tenable Holdings *	78	4,153
Teradata *	99	5,599
Teradyne	165	22,810
Texas Instruments	916	171,732
Trade Desk, Cl A *	417	31,237
Trimble *	247	21,580
TTEC Holdings	16	1,510
TTM Technologies *	92	1,218
Turtle Beach *	13	374
Twilio, Cl A *	154	44,869
Tyler Technologies *	37	20,099
Ubiquiti	6	1,833
Ultra Clean Holdings *	37	1,834
Unisys *	53	1,355
Unity Software *	133	20,124
Universal Display	37	6,778
Upland Software *	22	734
Varonis Systems, Cl B *	96	6,215
Veeco Instruments *	42	1,020
Verint Systems *	55	2,563

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
VeriSign *	110	$24,494
Veritone *	23	688
Verra Mobility, Cl A *	126	1,875
Vertex, Cl A *	23	479
ViaSat *	57	3,402
Viavi Solutions *	211	3,249
VirnetX Holding *	55	212
Visa, Cl A	1,677	355,138
Vishay Intertechnology	124	2,383
Vishay Precision Group *	11	375
VMware, Cl A *	71	10,771
Vonage Holdings *	217	3,498
Vontier	157	5,311
Western Digital *	294	15,373
Western Union	386	7,033
WEX *	40	5,988
Wolfspeed *	108	12,972
Workday, Cl A *	180	52,196
Workiva, Cl A *	32	4,786
Xerox Holdings	174	3,097
Xilinx	242	43,560
Xperi Holding	90	1,613
Yext *	102	1,284
Zebra Technologies, Cl A *	49	26,164
Zendesk *	115	11,707
Zix *	46	390
Zoom Video Communications, Cl A *	205	56,303
Zscaler *	71	22,639
Zuora, Cl A *	99	2,164

		12,351,449

MATERIALS — 2.6%
AdvanSix	23	1,118
Air Products and Chemicals	220	65,958
Albemarle	116	29,055
Alcoa	183	8,409
Allegheny Technologies *	117	1,884
American Vanguard	23	358
Amyris *	130	1,927
AptarGroup	61	7,368
Arconic *	102	3,001
Ashland Global Holdings	53	5,089
Avery Dennison	77	16,764
Avient	85	4,580
Axalta Coating Systems *	216	6,737
Balchem	28	4,287
Ball	324	29,640
Berry Global Group *	130	8,520
Cabot	49	2,614
Carpenter Technology	41	1,266
Celanese, Cl A	111	17,928
Century Aluminum *	43	568

COMMON STOCK — continued

	Shares	Value
MATERIALS — continued
CF Industries Holdings	213	$12,098
Chase	6	576
Chemours	154	4,315
Clearwater Paper *	14	586
Cleveland-Cliffs *	446	10,753
Coeur Mining *	224	1,418
Commercial Metals	111	3,572
Compass Minerals International	29	1,902
Corteva	735	31,715
Crown Holdings	131	13,623
Domtar *	43	2,347
Dow	750	41,978
DuPont de Nemours	530	36,888
Eagle Materials	36	5,341
Eastman Chemical	136	14,148
Ecolab	247	54,888
Ecovyst	42	491
Element Solutions	186	4,224
Ferro *	70	1,471
FMC	128	11,649
Forterra *	26	619
Freeport-McMoRan	1,438	54,241
FutureFuel	44	311
Gatos Silver *	30	363
GCP Applied Technologies *	52	1,176
Glatfelter	38	624
Graphic Packaging Holding	264	5,262
Greif, Cl A	22	1,423
Hawkins	17	623
Haynes International	11	441
HB Fuller	45	3,173
Hecla Mining	492	2,844
Huntsman	189	6,158
Ingevity *	37	2,883
Innospec	21	1,903
International Flavors & Fragrances	248	36,568
International Paper	393	19,520
Intrepid Potash *	7	341
Kaiser Aluminum	13	1,263
Koppers Holdings *	17	597
Kraton *	27	1,233
Kronos Worldwide	19	248
Livent *	135	3,810
Louisiana-Pacific	99	5,834
LyondellBasell Industries, Cl A	264	24,504
Martin Marietta Materials	58	22,785
Materion	17	1,227
Minerals Technologies	29	2,057
Mosaic	342	14,217
Myers Industries	31	638

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
MATERIALS — continued
Neenah	15	$758
NewMarket	7	2,380
Newmont	804	43,416
Nucor	296	33,048
O-I Glass, Cl I *	145	1,892
Olin	148	8,433
Olympic Steel	8	216
Packaging Corp of America	87	11,951
Pactiv Evergreen	37	515
PPG Industries	236	37,895
Quaker Houghton	12	2,950
Ranpak Holdings, Cl A *	54	1,861
Rayonier Advanced Materials *	53	381
Reliance Steel & Aluminum	59	8,623
Royal Gold	57	5,644
RPM International	127	11,074
Ryerson Holding	14	369
Schnitzer Steel Industries, Cl A	22	1,184
Schweitzer-Mauduit International	27	941
Scotts Miracle-Gro, Cl A	36	5,345
Sealed Air	151	8,957
Sensient Technologies	37	3,537
Sherwin-Williams	243	76,936
Silgan Holdings	72	2,894
Sonoco Products	88	5,100
Steel Dynamics	200	13,216
Stepan	19	2,280
Summit Materials, Cl A *	108	3,850
SunCoke Energy	72	520
Sylvamo *	31	873
TimkenSteel *	32	446
Tredegar	25	301
TriMas	37	1,234
Trinseo PLC	68	3,812
Tronox Holdings PLC	103	2,402
UFP Technologies *	6	371
United States Lime & Minerals	2	247
United States Steel	248	6,545
Valvoline	170	5,773
Venator Materials PLC *	47	141
Verso	23	508
Vulcan Materials	132	25,096
Warrior Met Coal	44	1,055
Westlake Chemical	29	2,823
WestRock	258	12,410
Worthington Industries	29	1,575

		1,049,718

COMMON STOCK — continued

	Shares	Value
REAL ESTATE — 3.8%
Acadia Realty Trust ‡	75	$1,603
Agree Realty ‡	54	3,837
Alexander & Baldwin ‡	62	1,521
Alexander’s ‡	2	558
Alexandria Real Estate Equities ‡	145	29,600
American Assets Trust ‡	42	1,589
American Campus Communities ‡	130	6,984
American Finance Trust ‡	106	878
American Homes 4 Rent, Cl A ‡	269	10,921
American Tower ‡	443	124,913
Americold Realty Trust ‡	238	7,014
Apartment Income ‡	139	7,452
Apartment Investment and Management, Cl A ‡	135	1,023
Apple Hospitality ‡	194	3,048
Armada Hoffler Properties ‡	52	713
AvalonBay Communities ‡	138	32,662
Blackstone Mortgage Trust, Cl A ‡	134	4,409
Bluerock Residential Growth, Cl A ‡	20	271
Boston Properties ‡	156	17,728
Brandywine Realty Trust ‡	161	2,133
Brixmor Property Group ‡	280	6,563
Broadstone Net Lease, Cl A ‡	135	3,590
Camden Property Trust ‡	88	14,353
CareTrust ‡	90	1,868
CatchMark Timber Trust, Cl A ‡	43	368
CBRE Group, Cl A *	329	34,242
Centerspace ‡	11	1,114
Chatham Lodging Trust *‡	40	508
Columbia Property Trust ‡	108	2,070
Community Healthcare Trust ‡	20	957
CorePoint Lodging *‡	34	586
CoreSite Realty ‡	32	4,559
Corporate Office Properties Trust ‡	106	2,875
Cousins Properties ‡	142	5,625
Crown Castle International ‡	431	77,709
CTO Realty Growth ‡	5	268
CubeSmart ‡	200	11,002
Cushman & Wakefield PLC *	161	2,961
CyrusOne ‡	120	9,842
DiamondRock Hospitality *‡	194	1,754
Digital Realty Trust ‡	281	44,345
DigitalBridge Group *‡	447	2,995
Diversified Healthcare Trust ‡	222	808

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
REAL ESTATE — continued
Douglas Emmett ‡	156	$5,098
Duke Realty ‡	373	20,978
Easterly Government Properties, Cl A ‡	73	1,535
EastGroup Properties ‡	34	6,725
Empire State Realty Trust, Cl A ‡ .	132	1,278
EPR Properties ‡	64	3,213
Equinix ‡	83	69,477
Equity Commonwealth *‡	111	2,878
Equity LifeStyle Properties ‡	173	14,620
Equity Residential ‡	366	31,622
Essential Properties Realty Trust ‡	109	3,247
Essex Property Trust ‡	60	20,396
eXp World Holdings	58	2,993
Extra Space Storage ‡	131	25,855
Farmland Partners ‡	22	247
Federal Realty Investment Trust ‡	71	8,545
First Industrial Realty Trust ‡	120	6,988
Five Point Holdings, Cl A *	49	361
Forestar Group *	15	294
Four Corners Property Trust ‡	66	1,914
Franklin Street Properties ‡	92	414
FRP Holdings *	5	286
Gaming and Leisure Properties ‡	223	10,813
GEO Group ‡	109	892
Getty Realty ‡	33	1,060
Gladstone Commercial ‡	32	700
Gladstone Land ‡	22	487
Global Medical ‡	50	829
Global Net Lease ‡	88	1,410
Hannon Armstrong Sustainable Infrastructure Capital ‡	66	3,986
Healthcare Realty Trust ‡	133	4,397
Healthcare Trust of America, Cl A ‡	214	7,145
Healthpeak Properties ‡	540	19,175
Hersha Hospitality Trust, Cl A *‡ .	28	250
Highwoods Properties ‡	91	4,080
Host Hotels & Resorts *‡	684	11,512
Howard Hughes *	46	4,008
Hudson Pacific Properties ‡	138	3,554
Independence Realty Trust ‡	95	2,245
Industrial Logistics Properties Trust ‡	56	1,573
Innovative Industrial Properties, Cl A ‡	12	3,157

COMMON STOCK — continued

	Shares	Value
REAL ESTATE — continued
Invitation Homes ‡	564	$23,265
Iron Mountain ‡	289	13,190
iStar ‡	62	1,565
JBG SMITH Properties ‡	120	3,463
Jones Lang LaSalle *	47	12,137
Kennedy-Wilson Holdings	114	2,550
Kilroy Realty ‡	103	6,940
Kimco Realty ‡	586	13,244
Kite Realty Group Trust ‡	197	3,999
Lamar Advertising, Cl A ‡	80	9,056
Lexington Realty Trust, Cl B ‡	257	3,744
Life Storage ‡	70	9,367
LTC Properties ‡	34	1,083
Macerich ‡	161	2,912
Mack-Cali Realty ‡	73	1,328
Marcus & Millichap *	20	942
MGM Growth Properties, Cl A ‡	141	5,553
Mid-America Apartment Communities ‡	113	23,076
Monmouth Real Estate Investment ‡	81	1,527
National Health Investors ‡	38	2,044
National Retail Properties ‡	164	7,439
National Storage Affiliates Trust ‡	59	3,685
NETSTREIT ‡	33	800
Newmark Group, Cl A	144	2,143
NexPoint Residential Trust ‡	20	1,416
Office Properties Income Trust ‡	41	1,050
Omega Healthcare Investors ‡	219	6,430
One Liberty Properties ‡	14	438
Outfront Media ‡	131	3,261
Paramount Group ‡	175	1,484
Park Hotels & Resorts *‡	215	3,984
Pebblebrook Hotel Trust ‡	119	2,673
Piedmont Office Realty Trust, Cl A ‡	116	2,060
Plymouth Industrial ‡	23	588
PotlatchDeltic ‡	57	2,979
Preferred Apartment Communities, Cl A ‡	44	555
Prologis ‡	734	106,401
PS Business Parks ‡	17	3,021
Public Storage ‡	152	50,491
Rafael Holdings, Cl B *	12	91
Rayonier ‡	130	4,853
RE/MAX Holdings, Cl A	16	509
Realogy Holdings *	106	1,836
Realty Income ‡	375	26,786
Redfin *	85	4,364

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
REAL ESTATE — continued
Regency Centers ‡	169	$11,899
Retail Opportunity Investments ‡	109	1,937
Retail Value ‡	15	94
Rexford Industrial Realty ‡	133	8,938
RLJ Lodging Trust ‡	151	2,177
RMR Group, Cl A	13	452
RPT Realty ‡	69	917
Ryman Hospitality Properties *‡	45	3,849
Sabra Health Care ‡	205	2,901
Safehold ‡	12	896
Saul Centers ‡	11	510
SBA Communications, Cl A ‡	107	36,950
Seritage Growth Properties ‡	30	462
Service Properties Trust ‡	152	1,637
Simon Property Group ‡	329	48,225
SITE Centers ‡	161	2,558
SL Green Realty ‡	62	4,344
Spirit Realty Capital ‡	109	5,333
St. Joe	50	2,351
STAG Industrial ‡	150	6,529
STORE Capital ‡	271	9,303
Stratus Properties *	6	204
Summit Hotel Properties *‡	89	890
Sun Communities ‡	109	21,362
Sunstone Hotel Investors *‡	198	2,443
Tanger Factory Outlet Centers ‡	85	1,428
Tejon Ranch *	21	382
Terreno Realty ‡	58	4,242
UDR ‡	295	16,381
UMH Properties ‡	33	790
Uniti Group ‡	213	3,048
Urban Edge Properties ‡	107	1,876
Urstadt Biddle Properties, Cl A ‡	26	511
Ventas ‡	387	20,654
VEREIT ‡	230	11,569
VICI Properties ‡	536	15,732
Vornado Realty Trust ‡	167	7,119
Washington ‡	73	1,851
Welltower ‡	418	33,607
Weyerhaeuser ‡	755	26,969
Whitestone, Cl B ‡	35	321
WP Carey ‡	177	13,648
Xenia Hotels & Resorts *‡	105	1,869
Zillow Group, Cl C *	160	16,581

		1,536,117

UTILITIES — 2.7%
AES	662	16,636
ALLETE	46	2,831

COMMON STOCK — continued

	Shares	Value
UTILITIES — continued
Alliant Energy	248	$14,029
Ameren	254	21,410
American Electric Power	499	42,270
American States Water	32	2,907
American Water Works	180	31,352
Artesian Resources, Cl A	7	282
Atmos Energy	127	11,699
Avangrid	49	2,582
Avista	60	2,389
Black Hills	55	3,651
Cadiz *	32	194
California Water Service Group	44	2,679
CenterPoint Energy	544	14,166
Chesapeake Utilities	15	1,966
Clearway Energy, Cl C	69	2,448
CMS Energy	289	17,441
Consolidated Edison	345	26,013
Dominion Energy	841	63,857
DTE Energy	193	21,877
Duke Energy	774	78,956
Edison International	383	24,102
Entergy	200	20,604
Essential Utilities	245	11,532
Evergy	227	14,471
Eversource Energy	343	29,121
Exelon	979	52,073
FirstEnergy	543	20,922
Hawaiian Electric Industries	102	4,137
IDACORP	44	4,590
Macquarie Infrastructure Holdings	997	3,679
MDU Resources Group	181	5,562
MGE Energy	32	2,428
Middlesex Water	15	1,652
National Fuel Gas	76	4,365
New Jersey Resources	90	3,403
NextEra Energy	1,954	166,735
NextEra Energy Partners	62	5,351
NiSource	388	9,572
Northwest Natural Holding	26	1,172
NorthWestern	44	2,502
NRG Energy	232	9,254
OGE Energy	190	6,473
ONE Gas	46	3,096
Ormat Technologies	46	3,327
Otter Tail	33	2,046
PG&E *	1,424	16,518
Pinnacle West Capital	106	6,836
PNM Resources	74	3,682
Portland General Electric	78	3,846
PPL	781	22,493

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
UTILITIES — continued
Public Service Enterprise Group	506	$32,283
Pure Cycle *	20	314
Sempra Energy	304	38,800
SJW Group	23	1,516
South Jersey Industries	105	2,390
Southern	1,066	66,433
Southwest Gas Holdings	50	3,462
Spire	44	2,761
Star Group	31	352
Sunnova Energy International *	67	2,986
UGI	208	9,029
Unitil	13	543
Vistra	444	8,698
WEC Energy Group	315	28,369
Xcel Energy	538	34,749
York Water	11	527

		1,080,391

Total Common Stock (Cost $30,138,088)		38,263,271

RIGHTS — 0.0%

	Number Of Rights
Achillion Pharmaceuticals*‡‡(A)	78	78
Pfenex*‡‡(A)	20	–
Prevail Therapeutics*‡‡(A)	16	–
Progenics Pharmaceuticals*‡‡(A) .	45	–
Zagg Inc*‡‡(A)	17	–

Total Rights (Cost $—)		78

PREFERRED STOCK — 0.0%

	Shares	Value
REAL ESTATE — 0.0%
Brookfield Property Preferred, 6.250%	1	$25

Total Preferred Stock (Cost $25)		25

WARRANTS — 0.0%

	Number Of Warrants
Nabors Industries, Strike Price $166, Expires 6/11/2026*	2	15

Total Warrants (Cost $—)		15

Total Investments in Securities — 94.5% (Cost $30,138,113)		$38,263,389

#	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
*	Non-income producing security.
‡	Real Estate Investment Trust.
‡‡	Expiration Date unavailable.
(A)	Level 3 security in accordance with fair value hierarchy.

A list of the open OTC swap agreements held by the Fund at October 31, 2021, is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Wells Fargo	WFCBL2TP7 Custom Basket*	USD–LIBOR-BBA+ 0.400%	Asset Return	Annually	08/24/2022	USD	2,085,045	$ 21,387	$ –	$ 21,387

*	The following table represents the individual common stock exposures comprising the WFCBL2TP7 Custom Basket Total Return Swaps as of October 31, 2021:

Shares	Description	Notional Amount ($)	Unrealized Appreciation ($)	Percentage of Basket (%)
840	Abbott Laboratories	17,593	180	0.8
317	Accenture Plc	18,495	190	0.9
228	Adobe Inc	24,053	247	1.2
578	Advanced Micro Devices Inc	11,289	116	0.5

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

Shares	Description	Notional Amount ($)	Unrealized Appreciation ($)	Percentage of Basket (%)
144	Alphabet Inc, Cl A	69,026	708	3.3
137	Alphabet Inc, Cl C	66,074	678	3.2
384	American Express Co	10,836	111	0.5
8,039	Apple Inc	195,570	2,006	9.4
3,413	At&T Inc	13,999	144	0.7
4,099	Bank of America Corp	31,805	326	1.5
638	Berkshire Hathaway Inc	29,715	305	1.4
68	BlackRock Inc	10,466	107	0.5
1,068	Bristol-Myers Squibb Co	10,129	104	0.5
191	Broadcom Inc	16,473	169	0.8
800	Charles Schwab Corp/The	10,657	109	0.5
922	Chevron Corp	17,150	176	0.8
2,015	Cisco Systems Inc/Delaware	18,316	188	0.9
997	Citigroup Inc	11,195	115	0.5
2,049	Coca-Cola Co/The	18,761	192	0.9
2,176	Comcast Corp	18,173	186	0.9
380	Eli Lilly & Co	15,724	161	0.8
2,023	Exxon Mobil Corp	21,176	217	1.0
158	Goldman Sachs Group Inc/The	10,597	109	0.5
514	Home Depot Inc/The	31,039	318	1.5
332	Honeywell International Inc	11,787	121	0.6
1,943	Intel Corp	15,462	159	0.7
127	Intuit Inc	12,939	133	0.6
1,438	Jpmorgan Chase & Co	39,675	407	1.9
343	Lowe’S Cos Inc	13,022	134	0.6
1,141	Meta Platforms Inc	59,977	615	2.9
3,555	Microsoft Corp	191,456	1,964	9.2
685	Morgan Stanley	11,434	117	0.6
209	Netflix Inc	23,399	240	1.1
937	Nextera Energy Inc	12,983	133	0.6
590	Nike Inc	16,032	164	0.8
1,142	Nvidia Corp	47,415	486	2.3
832	Oracle Corp	12,959	133	0.6
561	Paypal Holdings Inc	21,197	217	1.0
659	Pepsico Inc	17,291	177	0.8
744	Philip Morris International Inc	11,422	117	0.6
543	Qualcomm Inc	11,730	120	0.6
425	salesforce.Com Inc	20,681	212	1.0
94	Servicenow Inc	10,649	109	0.5
238	Target Corp	10,028	103	0.5
347	Tesla Inc	62,715	643	3.0
441	Texas Instruments Inc	13,434	138	0.6
318	Union Pacific Corp	12,469	128	0.6
344	United Parcel Service Inc	11,942	122	0.6
1,981	Verizon Communications Inc	17,044	175	0.8
867	Walt Disney Co/The	23,808	244	1.1
38,710	Other	673,784	6,914	32.3

		$2,085,045	$21,387	100.0%

Percentages are based on Net Assets of $40,493,162.

Cl — Class

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

S&P — Standard & Poor’s

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND
OCTOBER 31, 2021

The following is a list of the inputs used as of October 31, 2021, in valuing the Fund’s investments and other financial instruments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total

Common Stock	$38,263,153	$—	$118	$38,263,271
Rights	—	—	78	78
Preferred Stock	25	—	—	25
Warrants	15	—	—	15

Total Investments in Securities	$38,263,193	$—	$196	$38,263,389

Other Financial Instruments	Level 1	Level 2	Level 3	Total

OTC Swaps
Total Return Swaps*
Unrealized Appreciation	$—	$21,387	$—	$21,387

Total Other Financial Instruments	$—	$21,387	$—	$21,387

(1)

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets

*	Swap contracts are valued at the unrealized appreciation on the instrument.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
REAL ESTATE FUND
OCTOBER 31, 2021

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 90.1%#

	Shares	Value
FINANCIALS — 3.1%
Ellington Financial ‡	203,984	$3,708,429

INDUSTRIALS — 2.6%
CoreCivic *	356,027	3,065,392

REAL ESTATE — 84.4%
Acadia Realty Trust ‡	25,543	546,109
American Homes 4 Rent, Cl A ‡	85,131	3,456,319
American Tower ‡	12,692	3,578,763
Americold Realty Trust ‡	194,802	5,740,815
CatchMark Timber Trust, Cl A ‡	404,753	3,464,686
Corporate Office Properties Trust ‡	39,340	1,066,901
Cushman & Wakefield PLC *	143,272	2,634,772
Digital Realty Trust ‡	31,632	4,991,846
DigitalBridge Group *‡	863,019	5,782,227
Easterly Government Properties, Cl A ‡	332,589	6,994,347
Equinix ‡	3,564	2,983,317
Gaming and Leisure Properties ‡	65,565	3,179,247
InvenTrust Properties ‡	5,479	130,017
Kennedy-Wilson Holdings	140,618	3,145,625
Kilroy Realty ‡	68,335	4,604,412
Life Storage ‡	40,684	5,443,926
National Retail Properties ‡	32,435	1,471,252
Retail Opportunity Investments ‡.	323,385	5,746,551
Sun Communities ‡	42,849	8,397,547
Ventas ‡	100,499	5,363,632
VICI Properties ‡	195,312	5,732,407
Washington ‡	101,446	2,571,656
Welltower ‡	12,349	992,860
Weyerhaeuser ‡	243,701	8,705,000
WP Carey ‡	57,964	4,469,604

		101,193,838

Total Common Stock (Cost $107,038,276)		107,967,659

Total Investments in Securities— 90.1% (Cost $107,038,276)		$107,967,659

Percentages are based on Net Assets of $119,877,464.

*	Non-income producing security.
‡	Real Estate Investment Trust.
#	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl — Class

PLC — Public Limited Company

As of October 31, 2021, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
INTERNATIONAL EQUITY FUND
OCTOBER 31, 2021

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.4%

	Shares	Value
AUSTRALIA — 4.6%
BHP Group	88,686	$2,440,391
Macquarie Group	17,804	2,649,539
Santos	359,358	1,886,876

		6,976,806

BELGIUM — 1.4%
Solvay	18,307	2,175,550

CANADA — 8.0%
Bank of Montreal	24,193	2,626,708
Magna International	27,679	2,251,491
Manulife Financial	124,394	2,423,351
Stantec	46,945	2,594,568
TFI International	18,756	2,079,740

		11,975,858

CHINA — 10.6%
Alibaba Group Holding *	46,760	979,613
Baidu ADR *	11,940	1,937,146
China Merchants Bank, Cl H	245,500	2,068,315
COSCO Shipping Ports	1,372,000	1,142,672
CSPC Pharmaceutical Group	1,253,062	1,310,960
Lenovo Group	1,748,300	1,900,985
Meituan, Cl B *	73,420	2,544,057
NetEase	68,240	1,348,048
Tingyi Cayman Islands Holding	1,016,000	1,901,287
Zai Lab *	8,450	882,414

		16,015,497

DENMARK — 4.0%
AP Moller - Maersk, Cl B	650	1,878,283
Netcompany Group	16,000	1,817,560

COMMON STOCK — continued

	Shares	Value
DENMARK — continued
Pandora *	16,453	$2,297,539

		5,993,382

FRANCE — 7.9%
Credit Agricole	148,554	2,239,344
Ipsen	17,846	1,844,324
L’Oreal	6,250	2,853,520
Schneider Electric	15,581	2,681,939
Veolia Environnement	68,808	2,245,477

		11,864,604

GERMANY — 5.3%
Brenntag	23,232	2,208,658
Daimler	29,152	2,889,420
Siemens	17,536	2,843,709

		7,941,787

INDIA — 3.0%
ICICI Bank	193,000	2,067,215
Infosys	112,000	2,494,456

		4,561,671

JAPAN — 15.1%
Daiwa House Industry	60,500	1,991,099
ENEOS Holdings	372,800	1,503,302
Fuji Electric	47,500	2,313,007
Fujitsu	12,700	2,186,773
Honda Motor	72,440	2,128,551
Hoya	13,760	2,019,180
ITOCHU	62,200	1,769,269
Mizuho Financial Group	135,700	1,791,871
Nintendo	4,720	2,078,912
Sony	23,900	2,755,394
Tokyo Electron	4,840	2,244,299

		22,781,657

LUXEMBOURG — 1.4%
ArcelorMittal	61,432	2,082,531

MEXICO — 1.0%
Cemex *	2,379,100	1,534,605

NETHERLANDS — 3.3%
ING Groep	182,062	2,761,289
Koninklijke Ahold Delhaize	65,871	2,142,016

		4,903,305

NORWAY — 2.9%
DNB Bank	107,584	2,557,188
Equinor	72,250	1,828,080

		4,385,268

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
INTERNATIONAL EQUITY FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
SINGAPORE — 3.0%
Sea ADR *	5,920	$2,033,934
United Overseas Bank	126,940	2,518,090

		4,552,024

SOUTH AFRICA — 1.4%
Group *	237,541	2,130,171

SOUTH KOREA — 5.0%
KB Financial Group	45,571	2,207,281
NAVER	6,355	2,213,414
Samsung Electronics	52,530	3,137,730

		7,558,425

SPAIN — 1.3%
Repsol	153,133	1,957,157

SWEDEN — 1.3%
Boliden	54,730	1,930,335

SWITZERLAND — 4.4%
Nestle	11,630	1,534,662
Partners Group Holding	1,352	2,358,912
Straumann Holding	1,284	2,667,287

		6,560,861

TAIWAN — 3.4%
Taiwan Semiconductor Manufacturing	238,660	5,063,538

UNITED KINGDOM — 6.8%
J Sainsbury PLC	505,700	2,072,076
JD Sports Fashion PLC	154,700	2,303,457
Kingfisher PLC	432,314	1,982,006
Legal & General Group PLC	605,385	2,393,537
Weir Group PLC	65,428	1,553,546

		10,304,622

UNITED STATES — 1.3%
American Tower ‡	7,009	1,976,328

Total Common Stock (Cost $123,461,483)		145,225,982

Total Investments in Securities — 96.4% (Cost $123,461,483)		$145,225,982

Percentages are based on Net Assets of $150,653,155.

*	Non-income producing security.
‡	Real Estate Investment Trust.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

As of October 31, 2021, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

STATEMENTS OF ASSETS AND LIABILITIES

	Limited Duration Fund	Core Bond Fund	Long/Short Equity Fund	Large Cap Value Fund	Large Cap Growth Fund
Assets:
Investments in securities at value†	$133,224,828	$132,600,900	$23,983,003	$121,271,122	$134,383,272
Purchased options at value††	–	–	217,929	–	–
Cash	5,132,606	3,888,130	8,589,777	3,974,617	7,022,125
Receivable due from Prime Broker	–	–	15,677,639	–	–
Cash collateral on short sales	–	–	880,000	–	–
Dividends and Interest receivable	630,076	771,704	3,619	120,111	60,014
Receivable for capital shares sold	155,517	352,443	257,581	302,728	315,242
Receivable from Distributor	22	–	–	–	–
Receivable for investment securities sold	–	–	–	–	2,637,478
Tax reclaim receivable	–	–	–	11,023	3,065
Prepaid expenses	8,056	8,333	3,963	7,894	8,228

Total Assets	139,151,105	137,621,510	49,613,511	125,687,495	144,429,424

Liabilities:
Securities sold short, at value†††	–	–	16,256,970	–	–
Payable for investment securities purchased	–	–	–	–	3,995,252
Payable for capital shares redeemed	1,246	656	703	37,608	1,961
Audit fees payable	12,865	12,865	11,765	11,765	11,765
Pricing fees payable	8,865	8,902	503	586	541
Transfer Agent fees payable	8,180	7,996	2,947	7,612	7,760
Investment Adviser fees payable	13,522	12,361	20,823	54,394	61,809
Payable due to administrator	11,554	11,374	2,739	10,270	11,131
Chief Compliance Officer fees payable	1,689	1,654	392	1,469	1,511
Payable due to trustees	289	283	67	251	258
Shareholder servicing fees payable (Class S Shares)	–	307	–	75	602
Accrued expenses	9,621	10,181	12,079	9,616	7,994

Total Liabilities	67,831	66,579	16,308,988	133,646	4,100,584

Net Assets	$139,083,274	$137,554,931	$33,304,523	$125,553,849	$140,328,840

† Cost of securities	$133,258,151	$129,179,639	$21,249,975	$91,228,682	$98,651,238
†† Cost of purchased option contracts	–	–	198,251	–	–
††† Proceeds from securities sold short	–	–	(15,910,108)	–	–

Net Assets:
Paid-in Capital	$138,870,543	$133,926,067	$33,868,330	$89,566,361	$87,254,800
Total Distributable Earnings / (Loss)	212,731	3,628,864	(563,807)	35,987,488	53,074,040

Net Assets	$139,083,274	$137,554,931	$33,304,523	$125,553,849	$140,328,840

I Shares:(A)
Net Assets	$139,004,271	$136,400,111	$33,304,523	$125,076,091	$138,703,505
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	13,876,177	13,082,736	3,449,450	7,692,194	7,084,246
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$10.02	$10.43	$9.66	$16.26	$19.58
Class S Shares:
Net Assets	$79,003	$1,154,820	N/A	$477,758	$1,625,335
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	7,888	110,881	N/A	29,385	83,332
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$10.02	$10.41	N/A	$16.26	$19.50

(A)	Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Fund. See Note 1 in the Notes to Financial Statements.
*	Redemption price per share may vary depending on the length of time shares are held.
Amounts designated as “—” are $0 or have been rounded to $0.
N/A Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

STATEMENTS OF ASSETS AND LIABILITIES

	Small Cap Fund	U.S. All Cap Index Fund	Real Estate Fund	International Equity Fund
Assets:
Investments in securities at value†	$125,545,280	$38,263,389	$107,967,659	$145,225,982
Foreign currency††	–	–	79	154,848
OTC Swap Contracts, at value†††	–	21,387	–	–
Cash	4,566,561	1,691,289	15,964,509	4,617,241
Receivable for capital shares sold	235,092	430,400	107,011	254,125
Dividends and Interest receivable	10,417	20,154	47,852	359,731
Receivable for investment securities sold	–	2,924	1,840,444	–
Receivable due from Investment Adviser	–	24,027	–	–
Receivable from Custodian	–	93,773	14,058	–
Tax reclaim receivable	–	135	13,577	304,471
Unrealized Appreciation on Spot Contracts	–	–	–	2,312
Prepaid expenses	8,934	5,042	–	8,361

Total Assets	130,366,284	40,552,520	125,955,189	150,927,071

Liabilities:
Payable for investment securities purchased	–	–	5,979,416	–
Payable for capital shares redeemed	333,709	28,877	1,539	3,557
Audit fees payable	11,765	11,765	18,865	11,765
Transfer Agent fees payable	7,721	2,903	5,541	8,056
Pricing fees payable	924	9,573	1,653	1,087
Investment Adviser fees payable	72,226	–	51,212	90,371
Payable due to administrator	10,582	3,024	9,927	12,207
Chief Compliance Officer fees payable	1,532	415	1,423	1,602
Shareholder servicing fees payable (Class S Shares)	569	–	–	76
Payable due to trustees	262	71	243	274
Accrued Foreign Capital Gains Tax on Appreciated Securities	–	–	–	127,753
Accrued expenses	9,145	2,730	7,906	17,168

Total Liabilities	448,435	59,358	6,077,725	273,916

Net Assets	$129,917,849	$40,493,162	$119,877,464	$150,653,155

† Cost of securities	$91,473,166	$30,138,113	$107,038,276	$123,461,483
†† Cost of foreign currency	–	–	78	153,588
††† Premiums received from OTC swap contracts	–	–	–	–

Net Assets:
Paid-in Capital	$82,842,287	$31,977,131	$96,498,230	$116,434,082
Total Distributable Earnings	47,075,562	8,516,031	23,379,234	34,219,073

Net Assets	$129,917,849	$40,493,162	$119,877,464	$150,653,155

I Shares:(A)
Net Assets	$129,178,240	$40,493,162	$119,877,464	$150,545,557
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	8,312,114	2,742,533	10,015,222	10,326,482
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$15.54	$14.76	$11.97	$14.58
Class S Shares:
Net Assets	$739,609	N/A	N/A	$107,598
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	47,800	N/A	N/A	7,401
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$15.47	N/A	N/A	$14.54

(A)	Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Fund. See Note 1 in the Notes to Financial Statements.
*	Redemption price per share may vary depending on the length of time shares are held.
Amounts designated as “—” are $0 or have been rounded to $0.
N/A Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2021

STATEMENTS OF OPERATIONS

	Limited Duration Fund	Core Bond Fund	Long/Short Equity Fund	Large Cap Value Fund	Large Cap Growth Fund
Investment Income
Interest	$2,007,261	$3,120,878	$629	$169	$200
Dividends	–	21,867	314,573	1,745,357	712,528
Less: Foreign Taxes Withheld	–	–	–	(23,677)	–

Total Investment Income	2,007,261	3,142,745	315,202	1,721,849	712,728

Expenses
Investment Advisory Fees	517,952	491,858	320,514	624,860	688,108
Administration Fees	147,112	139,497	28,817	117,244	129,835
Trustees’ Fees	11,924	11,154	2,279	9,059	10,196
Chief Compliance Officer Fees	4,828	4,727	2,276	4,356	4,441
Distribution Fees (Investor Shares)(A)	225	137	–	120	382
Shareholder Servicing Fees (Class S Shares)	80	1,135	–	423	1,626
Transfer Agent Fees	58,313	56,685	18,653	52,679	55,285
Legal Fees	38,640	36,484	7,411	29,451	33,596
Pricing Fees	34,459	34,133	2,046	2,476	2,385
Registration & Filing Fees	30,971	32,452	23,816	31,199	30,685
Audit Fees	28,561	28,561	24,400	24,861	24,861
Printing Fees	25,488	25,464	5,018	23,586	23,391
Custodian Fees	3,800	3,995	35,234	6,028	3,589
Dividend Expense	–	–	68,919	–	–
Interest Expense	–	–	134,344	–	–
Offering Costs (See Note 2)	–	–	5,510	–	–
Other Expenses	18,521	17,158	5,943	15,468	16,889

Total Expenses	920,874	883,440	685,180	941,810	1,025,269

Recovery of Investment Advisory fees previously waived (Note 7)	–	–	–	14,403	20,090
Less:
Investment Advisory Fees Waiver	(272,902)	(267,365)	(94,857)	(18,367)	(11,179)

Net Expenses	647,972	616,075	590,323	937,846	1,034,180

Net Investment Income (Loss)	1,359,289	2,526,670	(275,121)	784,003	(321,452)

Net Realized Gain on Investments	713,032	205,509	4,603,857	6,260,570	18,031,727
Net Realized Loss on Securities Sold Short	–	–	(3,619,505)	–	–
Net Realized Loss on Option Contracts	–	–	(93,844)	–	–
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,631,529)	(1,510,951)	1,586,618	27,972,572	14,698,085
Net Change in Unrealized Appreciation on Securities Sold Short	–	–	209,953	–	–
Net Change in Unrealized Appreciation on Option Contracts	–	–	19,678	–	–

Net Gain (Loss) on Investments, Securities Sold Short and Option Contracts	(918,497)	(1,305,442)	2,706,757	34,233,142	32,729,812

Net Increase in Net Assets from Operations	$440,792	$1,221,228	$2,431,636	$35,017,145	$32,408,360

(A)

Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Fund. See Note 1 in the Notes to Financial Statements. Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2021

STATEMENTS OF OPERATIONS

	Small Cap Fund	U.S. All Cap Index Fund	Real Estate Fund	International Equity Fund
Investment Income
Dividends	$827,699	$340,470	$2,004,158	$3,158,898
Interest	177	1,050	477	245
Less: Foreign Taxes Withheld	(5,411)	(5)	1,541	(326,585)

Total Investment Income	822,465	341,515	2,006,176	2,832,558

Expenses
Investment Advisory Fees	823,927	49,732	882,243	1,101,976
Administration Fees	128,686	27,805	117,257	138,302
Trustees’ Fees	10,148	2,052	9,243	10,785
Chief Compliance Officer Fees	4,531	2,284	–	4,701
Shareholder Servicing Fees (Class S Shares)	616	–	–	92
Distribution Fees (Investor Shares)(A)	70	–	–	67
Transfer Agent Fees	55,165	18,400	36,364	56,762
Legal Fees	32,560	6,784	–	34,738
Registration & Filing Fees	28,043	22,869	28,255	30,974
Printing Fees	25,025	13,037	16,842	24,649
Audit Fees	24,861	24,400	83,402	24,861
Custodian Fees	8,311	15,618	4,185	31,710
Pricing Fees	3,833	40,675	2,443	5,346
Offering Costs (See Note 2)	–	9,424	–	–
Other Expenses	16,797	5,808	21,367	20,603

Total Expenses	1,162,573	238,888	1,201,601	1,485,566

Recovery of Investment Advisory fees previously waived (Note 7)	35,660	–	–	–
Less:
Investment Advisory Fees Waiver	(8,358)	(49,732)	(163,656)	(138,523)
Reimbursement from Adviser	–	(126,990)	–	–

Net Expenses	1,189,875	62,166	1,037,945	1,347,043

Net Investment Income (Loss)	(367,410)	279,349	968,231	1,485,515

Net Realized Gain on Investments	17,512,082	214,768	23,086,681	13,653,489
Net Realized Loss on Foreign Capital Gains Tax	–	–	–	(61,665)
Net Realized Gain on Swap Contracts	–	213,988	–	–
Net Realized Gain (Loss) on Foreign Currency Transactions	–	–	75	(93,163)
Net Change in Unrealized Appreciation on Investments	27,550,564	7,729,576	8,544,485	15,597,275
Net Change in Foreign Capital Gains Tax on Appreciated Securities	–	–	–	(127,753)
Net Change in Unrealized Appreciation on Swap Contracts	–	21,387	–	–
Net Change in Unrealized Depreciation on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	–	–	(190)	(3,282)

Net Gain on Investments, Swap Contracts, Foreign Capital Gains Tax on Appreciated Securities and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	45,062,646	8,179,719	31,631,051	28,964,901

Net Increase in Net Assets from Operations	$44,695,236	$8,459,068	$32,599,282	$30,450,416

(A)

Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Fund. See Note 1 in the Notes to Financial Statements. Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net Investment Income	$1,359,289	$2,145,433
Net Realized Gain on Investments	713,032	379,400
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,631,529)	694,861

Net Increase in Net Assets Resulting from Operations	440,792	3,219,694

Distributions:
I Shares	(1,443,368)	(2,226,217)
Class S Shares	(840)	(565)
Investor Shares(A)	—	(2,683)

Total Distributions	(1,444,208)	(2,229,465)

Capital Share Transactions:
I Shares
Issued	31,792,456	26,302,876
Reinvestment of Dividends	1,432,024	2,210,844
Redemption Fees — Note 2	19	—
Redeemed	(11,851,856)	(11,350,361)

Net Increase in Net Assets from I Shares Transactions	21,372,643	17,163,359

Class S Shares
Issued	31,004	74,657
Reinvestment of Dividends	839	565
Redeemed	(29,360)	(12,100)

Net Increase in Net Assets from Class S Shares Transactions	2,483	63,122

Investor Shares(A)
Issued	250	574,647
Reinvestment of Dividends	—	2,683
Redeemed	(594,284)	(10,421)

Net Increase (Decrease) in Net Assets from Investor Shares Transactions	(594,034)	566,909

Net Increase in Net Assets from Capital Share Transactions	20,781,092	17,793,390

Total Increase in Net Assets	19,777,676	18,783,619
Net Assets:
Beginning of Year	119,305,598	100,521,979

End of Year	$139,083,274	$119,305,598

Share Transactions:
I Shares
Issued	3,151,094	2,623,012
Reinvestment of Dividends	142,168	222,386
Redeemed	(1,174,463)	(1,132,934)

Total Increase in I Shares	2,118,799	1,712,464

Class S Shares
Issued	3,068	7,427
Reinvestment of Dividends	83	56
Redeemed	(2,907)	(1,201)

Total Increase in Class S Shares	244	6,282

Investor Shares(A)
Issued	24	56,880
Reinvestment of Dividends	—	267
Redeemed	(58,748)	(1,042)

Total Increase (Decrease) in Investor Shares	(58,724)	56,105

Net Increase in Shares Outstanding	2,060,319	1,774,851

(A)   Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Fund. See Note 1 in the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net Investment Income	$2,526,670	$2,577,917
Net Realized Gain on Investments	205,509	1,534,432
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,510,951)	1,398,508

Net Increase in Net Assets Resulting from Operations	1,221,228	5,510,857

Distributions:
I Shares	(3,392,201)	(2,816,730)
Class S Shares	(30,825)	(31,234)
Investor Shares(A)	(1,842)	(1,368)

Total Distributions	(3,424,868)	(2,849,332)

Capital Share Transactions:
I Shares
Issued	49,328,298	31,204,969
Reinvestment of Dividends	3,342,822	2,771,271
Redemption Fees — Note 2	79	—
Redeemed	(21,977,034)	(20,168,034)

Net Increase in Net Assets from I Shares Transactions	30,694,165	13,808,206

Class S Shares
Issued	108,808	130,203
Reinvestment of Dividends	30,825	31,234
Redeemed	(57,810)	(228,973)

Net Increase (Decrease) in Net Assets from Class S Shares Transactions	81,823	(67,536)

Investor Shares(A)
Issued	16,973	158,706
Reinvestment of Dividends	1,816	1,353
Redeemed	(181,251)	(31,385)

Net Increase (Decrease) in Net Assets from Investor Shares Transactions	(162,462)	128,674

Net Increase in Net Assets from Capital Share Transactions	30,613,526	13,869,344

Total Increase in Net Assets	28,409,886	16,530,869
Net Assets:
Beginning of Year	109,145,045	92,614,176

End of Year	$137,554,931	$109,145,045

Share Transactions:
I Shares
Issued	4,701,391	2,964,970
Reinvestment of Dividends	318,282	266,578
Redeemed	(2,102,065)	(1,913,445)

Total Increase in I Shares	2,917,608	1,318,103

Class S Shares
Issued	10,316	12,460
Reinvestment of Dividends	2,936	3,009
Redeemed	(5,515)	(21,546)

Total Increase (Decrease) in Class S Shares	7,737	(6,077)

Investor Shares(A)
Issued	1,602	15,099
Reinvestment of Dividends	170	130
Redeemed	(17,323)	(3,043)

Total Increase (Decrease) in Investor Shares	(15,551)	12,186

Net Increase in Shares Outstanding	2,909,794	1,324,212

(A)   Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Fund. See Note 1 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LONG/SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2021	Period Ended October 31, 2020 *
Operations:
Net Investment Loss	$(275,121)	$(67,429)
Net Realized Gain (Loss) on Investments	4,603,857	(816,766)
Net Realized Loss on Securities Sold Short	(3,619,505)	(2,012,622)
Net Realized Gain (Loss) on Option Contracts	(93,844)	28,008
Net Realized Loss on Swap Contracts	—	(854,066)
Net Change in Unrealized Appreciation on Investments	1,586,618	1,146,410
Net Change in Unrealized Appreciation (Depreciation) on Securities Sold Short	209,953	(556,815)
Net Change in Unrealized Appreciation on Option Contracts	19,678	—

Net Increase (Decrease) in Net Assets Resulting from Operations	2,431,636	(3,133,280)

Return of Capital:
I Shares	—	(29,579)

Total Return of Capital	—	(29,579)

Capital Share Transactions:
I Shares
Issued	12,232,524	24,724,960
Reinvestment of Dividends	—	29,579
Redemption Fees — Note 2	2,011	—
Redeemed	(2,303,607)	(649,721)

Net Increase in Net Assets from I Shares Transactions	9,930,928	24,104,818

Net Increase in Net Assets from Capital Share Transactions	9,930,928	24,104,818

Total Increase in Net Assets	12,362,564	20,941,959
Net Assets:
Beginning of Year/Period	20,941,959	—

End of Year/Period	$33,304,523	$20,941,959

Share Transactions:
I Shares
Issued	1,271,163	2,501,198
Reinvestment of Dividends	—	3,250
Redeemed	(253,083)	(73,078)

Total Increase in I Shares	1,018,080	2,431,370

Net Increase in Shares Outstanding	1,018,080	2,431,370

*   Commenced operations on December 2, 2019.

     Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net Investment Income	$784,003	$1,055,396
Net Realized Gain (Loss) on Investments	6,260,570	(244,442)
Net Change in Unrealized Appreciation (Depreciation) on Investments	27,972,572	(7,096,981)

Net Increase (Decrease) in Net Assets Resulting from Operations	35,017,145	(6,286,027)

Distributions:
I Shares	(913,608)	(2,384,663)
Class S Shares	(3,324)	(9,439)
Investor Shares(A)	(379)	(2,376)

Total Distributions	(917,311)	(2,396,478)

Capital Share Transactions:
I Shares
Issued	29,748,452	13,224,577
Reinvestment of Dividends	908,427	2,377,230
Redemption Fees — Note 2	540	—
Redeemed	(10,345,096)	(8,088,980)

Net Increase in Net Assets from I Shares Transactions	20,312,323	7,512,827

Class S Shares
Issued	66,252	67,294
Reinvestment of Dividends	3,324	9,439
Redeemed	(48,011)	(19,299)

Net Increase in Net Assets from Class S Shares Transactions	21,565	57,434

Investor Shares(A)
Issued	13,662	104,710
Reinvestment of Dividends	380	2,376
Redeemed	(171,329)	(37,834)

Net Increase (Decrease) in Net Assets from Investor Shares Transactions	(157,287)	69,252

Net Increase in Net Assets from Capital Share Transactions	20,176,601	7,639,513

Total Increase (Decrease) in Net Assets	54,276,435	(1,042,992)
Net Assets:
Beginning of Year	71,277,414	72,320,406

End of Year	$125,553,849	$71,277,414

Share Transactions:
I Shares
Issued	2,003,840	1,140,275
Reinvestment of Dividends	62,414	194,786
Redeemed	(686,781)	(718,558)

Total Increase in I Shares	1,379,473	616,503

Class S Shares
Issued	4,781	5,937
Reinvestment of Dividends	230	773
Redeemed	(3,484)	(1,656)

Total Increase in Class S Shares	1,527	5,054

Investor Shares(A)
Issued	1,031	8,751
Reinvestment of Dividends	29	195
Redeemed	(12,059)	(3,039)

Total Increase (Decrease) in Investor Shares	(10,999)	5,907

Net Increase in Shares Outstanding	1,370,001	627,464

(A)	Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Fund. See Note 1 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net Investment Loss	$(321,452)	$(76,825)
Net Realized Gain on Investments	18,031,727	5,646,293
Net Change in Unrealized Appreciation on Investments	14,698,085	13,073,958

Net Increase in Net Assets Resulting from Operations	32,408,360	18,643,426

Distributions:
I Shares	(5,510,859)	(3,781,329)
Class S Shares	(91,415)	(53,174)
Investor Shares(A)	(35,974)	(2,993)

Total Distributions	(5,638,248)	(3,837,496)

Capital Share Transactions:
I Shares
Issued	29,588,519	7,383,931
Reinvestment of Dividends	5,502,729	3,775,630
Redemption Fees — Note 2	1,732	—
Redeemed	(11,580,008)	(8,087,199)

Net Increase in Net Assets from I Shares Transactions	23,512,972	3,072,362

Class S Shares
Issued	171,531	380,753
Reinvestment of Dividends	91,415	53,174
Redeemed	(484,645)	(257,176)

Net Increase (Decrease) in Net Assets from Class S Shares Transactions	(221,699)	176,751

Investor Shares(A)
Issued	519,767	88,004
Reinvestment of Dividends	35,825	2,993
Redeemed	(709,079)	(38,798)

Net Increase (Decrease) in Net Assets from Investor Shares Transactions	(153,487)	52,199

Net Increase in Net Assets from Capital Share Transactions	23,137,786	3,301,312

Total Increase in Net Assets	49,907,898	18,107,242
Net Assets:
Beginning of Year	90,420,942	72,313,700

End of Year	$140,328,840	$90,420,942

Share Transactions:
I Shares
Issued	1,652,261	529,741
Reinvestment of Dividends	330,892	288,216
Redeemed	(660,784)	(578,147)

Total Increase in I Shares	1,322,369	239,810

Class S Shares
Issued	9,804	26,111
Reinvestment of Dividends	5,514	4,065
Redeemed	(27,559)	(17,956)

Total Increase (Decrease) in Class S Shares	(12,241)	12,220

Investor Shares(A)
Issued	30,938	6,279
Reinvestment of Dividends	2,175	230
Redeemed	(41,373)	(2,859)

Total Increase (Decrease) in Investor Shares	(8,260)	3,650

Net Increase in Shares Outstanding	1,301,868	255,680

(A)	Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Fund. See Note 1 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net Investment Loss	$(367,410)	$(126,265)
Net Realized Gain (Loss) on Investments	17,512,082	(2,357,178)
Net Change in Unrealized Appreciation on Investments	27,550,564	657,261

Net Increase (Decrease) in Net Assets Resulting from Operations	44,695,236	(1,826,182)

Capital Share Transactions:
I Shares
Issued	14,547,129	14,524,999
Redemption Fees — Note 2	446	—
Redeemed	(10,854,413)	(20,596,320)

Net Increase (Decrease) in Net Assets from I Shares Transactions	3,693,162	(6,071,321)

Class S Shares
Issued	129,911	202,418
Redeemed	(25,707)	(26,206)

Net Increase in Net Assets from Class S Shares Transactions	104,204	176,212

Investor Shares(A)
Issued	14,562	49,234
Redeemed	(110,993)	(10,546)

Net Increase (Decrease) in Net Assets from Investor Shares Transactions	(96,431)	38,688

Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,700,935	(5,856,421)

Total Increase (Decrease) in Net Assets	48,396,171	(7,682,603)
Net Assets:
Beginning of Year	81,521,678	89,204,281

End of Year	$129,917,849	$81,521,678

Share Transactions:
I Shares
Issued	1,030,973	1,491,846
Redeemed	(792,045)	(1,893,942)

Total Increase (Decrease) in I Shares	238,928	(402,096)

Class S Shares
Issued	9,386	20,880
Redeemed	(1,880)	(2,610)

Total Increase in Class S Shares	7,506	18,270

Investor Shares(A)
Issued	1,089	4,879
Redeemed	(7,793)	(996)

Total Increase (Decrease) in Investor Shares	(6,704)	3,883

Net Increase (Decrease) in Shares Outstanding	239,730	(379,943)

(A)	Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Fund. See Note 1 in the Notes to Financial Statements.

Amount designated as “—” is $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
U.S. ALL CAP INDEX FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2021	Period Ended October 31, 2020*
Operations:
Net Investment Income	$279,349	$185,575
Net Realized Gain (Loss) on Investments	214,768	(76,666)
Net Realized Gain on Swap Contracts	213,988	2,948
Net Change in Unrealized Appreciation on Investments	7,729,576	395,700
Net Change in Unrealized Appreciation on Swap Contracts	21,387	—

Net Increase in Net Assets Resulting from Operations	8,459,068	507,557

Distributions:
I Shares	(277,894)	(172,700)

Total Distributions	(277,894)	(172,700)

Capital Share Transactions:
I Shares
Issued	17,017,517	15,598,025
Reinvestment of Dividends	277,792	172,700
Redeemed	(972,515)	(116,388)

Net Increase in Net Assets from I Shares Transactions	16,322,794	15,654,337

Net Increase in Net Assets from Capital Share Transactions	16,322,794	15,654,337

Total Increase in Net Assets	24,503,968	15,989,194
Net Assets:
Beginning of Year/Period	15,989,194	—

End of Year/Period	$40,493,162	$15,989,194

Share Transactions:
I Shares
Issued	1,226,845	1,562,294
Reinvestment of Dividends	21,177	19,109
Redeemed	(75,900)	(10,992)

Total Increase in I Shares	1,172,122	1,570,411

Net Increase in Shares Outstanding	1,172,122	1,570,411

* Commenced operations on December 31, 2019.

   Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
REAL ESTATE FUND#

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net Investment Income	$968,231	$841,665
Net Realized Gain on Investments	23,086,681	1,958,824
Net Realized Gain (Loss) on Foreign Currency Transactions	75	(28,496)
Net Change in Unrealized Appreciation (Depreciation) on Investments	8,544,485	(8,910,886)
Net Change in Unrealized Appreciation (Depreciation) on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(190)	441

Net Increase (Decrease) in Net Assets Resulting from Operations	32,599,282	(6,138,452)

Distributions:
I Shares	(3,325,980)	(1,315,189)

Total Distributions	(3,325,980)	(1,315,189)

Capital Share Transactions:
I Shares
Issued	7,597,839	37,843,888
Reinvestment of Dividends	3,325,779	1,315,189
Redeemed	(846,165)	(189,108)

Net Increase in Net Assets from I Shares Transactions	10,077,453	38,969,969

Net Increase in Net Assets from Capital Share Transactions	10,077,453	38,969,969

Total Increase in Net Assets	39,350,755	31,516,328
Net Assets:
Beginning of Year	80,526,709	49,010,381

End of Year	$119,877,464	$80,526,709

Share Transactions:
I Shares
Issued	688,203	4,199,371
Reinvestment of Dividends	330,329	145,255
Redeemed	(72,589)	(20,428)

Total Increase in I Shares	945,943	4,324,198

Net Increase in Shares Outstanding	945,943	4,324,198

# Effective July 20, 2020, Global Real Estate Fund was renamed as Real Estate Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net Investment Income	$1,485,515	$1,107,927
Net Realized Gain (Loss) on Investments	13,653,489	(392,106)
Net Realized Loss on Foreign Capital Gains Tax	(61,665)	—
Net Realized Loss on Foreign Currency Transactions	(93,163)	(39,946)
Net Change in Unrealized Appreciation (Depreciation) on Investments	15,597,275	(828,407)
Net Change in Foreign Capital Gains Tax on Appreciated Securities	(127,753)	—
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(3,282)	9,855

Net Increase (Decrease) in Net Assets Resulting from Operations	30,450,416	(142,677)

Distributions:
I Shares	(1,262,029)	(945,644)
Class S Shares	(931)	(1,458)
Investor Shares(A)	—	(397)

Total Distributions	(1,262,960)	(947,499)

Return of Capital:
I Shares	—	(297,459)
Class S Shares	—	(469)
Investor Shares(A)	—	(155)

Total Return of Capital	—	(298,083)

Capital Share Transactions:
I Shares
Issued	37,133,855	9,817,788
Reinvestment of Dividends	1,258,841	1,240,247
Redemption Fees — Note 2	580	—
Redeemed	(4,276,663)	(3,909,130)

Net Increase in Net Assets from I Shares Transactions	34,116,613	7,148,905

Class S Shares
Issued	31,361	33,299
Reinvestment of Dividends	931	1,927
Redeemed	(7,009)	(126,260)

Net Increase (Decrease) in Net Assets from Class S Shares Transactions	25,283	(91,034)

Investor Shares(A)
Issued	650	50,180
Reinvestment of Dividends	—	553
Redeemed	(90,787)	(10,523)

Net Increase (Decrease) in Net Assets from Investor Shares Transactions	(90,137)	40,210

Net Increase in Net Assets from Capital Share Transactions	34,051,759	7,098,081

Total Increase in Net Assets	63,239,215	5,709,822
Net Assets:
Beginning of Year	87,413,940	81,704,118

End of Year	$150,653,155	$87,413,940

Share Transactions:
I Shares
Issued	2,638,701	874,772
Reinvestment of Dividends	86,789	117,450
Redeemed	(298,044)	(369,116)

Total Increase in I Shares	2,427,446	623,106

Class S Shares
Issued	2,183	3,184
Reinvestment of Dividends	64	185
Redeemed	(500)	(11,792)

Total Increase (Decrease) in Class S Shares	1,747	(8,423)

Investor Shares(A)
Issued	49	4,612
Reinvestment of Dividends	—	52
Redeemed	(6,439)	(937)

Total Increase (Decrease) in Investor Shares	(6,390)	3,727

Net Increase in Shares Outstanding	2,422,803	618,410

(A)	Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Fund. See Note 1 in the Notes to Financial Statements.
Amounts	designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital	Total Distributions	Redemption Fees**		Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (including waivers and reimbursements)		Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover †
Limited Duration Fund‡
I Shares^(1)

2021	$10.09	$0.11	$(0.07)	$0.04	$(0.11)	$–	$–	$(0.11)	$	–#	$10.02	0.43%	$139,004	0.50%		0.71%		1.05%		59%

2020	$10.00	$0.20	$0.10	$0.30	$(0.21)	$–	$–	$(0.21)		$–	$10.09	3.00%	$118,637	0.50%		0.80%		1.96%		49%

2019	$9.79	$0.25	$0.21	$0.46	$(0.25)	$–	$–	$(0.25)		$–	$10.00	4.76%	$100,482	0.50%		0.82%		2.48%		76%

2018	$9.96	$0.21	$(0.17)	$0.04	$(0.21)	$–	$–	$(0.21)		$–	$9.79	0.37%	$94,393	0.50%		0.84%		2.12%		79%

2017	$10.01	$0.16	$(0.05)	$0.11	$(0.16)	$–	$–	$(0.16)		$–	$9.96	1.10%	$83,783	0.50%		1.01%		1.61%		94%

Class S Shares

2021	$10.09	$0.10	$(0.07)	$0.03	$(0.10)	$–	$–	$(0.10)		$–	$10.02	0.33%	$79	0.60%		0.81%		0.97%		59%

2020	$10.00	$0.18	$0.11	$0.29	$(0.20)	$–	$–	$(0.20)		$–	$10.09	2.91%	$77	0.60%		0.91%		1.76%		49%

2019	$9.79	$0.24	$0.21	$0.45	$(0.24)	$–	$–	$(0.24)		$–	$10.00	4.66%	$14	0.60%		0.92%		2.38%		76%

2018	$9.96	$0.20	$(0.17)	$0.03	$(0.20)	$–	$–	$(0.20)		$–	$9.79	0.32%	$11	0.58%		0.92%		2.05%		79%

2017	$10.01	$0.16	$(0.05)	$0.11	$(0.16)	$–	$–	$(0.16)		$–	$9.96	1.12%	$10	0.50%		1.01%		1.60%		94%

Core Bond Fund
I Shares^(1)

2021	$10.61	$0.23	$(0.11)	$0.12	$(0.24)	$(0.06)	$–	$(0.30)	$	–#	$10.43	1.12%	$136,400	0.50%		0.71%		2.17%		24%

2020	$10.34	$0.26	$0.30	$0.56	$(0.29)	$–	$–	$(0.29)		$–	$10.61	5.50%	$107,887	0.50%		0.80%		2.49%		39%

2019	$9.55	$0.30	$0.80	$1.10	$(0.31)	$–	$–	$(0.31)		$–	$10.34	11.68%	$91,451	0.50%		0.84%		3.05%		47%

2018	$10.03	$0.27	$(0.48)	$(0.21)	$(0.27)	$–	$–	$(0.27)		$–	$9.55	(2.08)%	$78,267	0.50%		0.87%		2.78%		45%

2017	$10.08	$0.25	$(0.04)	$0.21	$(0.26)	$–	$–	$(0.26)		$–	$10.03	2.16%	$67,563	0.50%		1.04%		2.52%		37%

Class S Shares

2021	$10.60	$0.22	$(0.12)	$0.10	$(0.23)	$(0.06)	$–	$(0.29)		$–	$10.41	0.92%	$1,155	0.60%		0.82%		2.07%		24%

2020	$10.33	$0.25	$0.30	$0.55	$(0.28)	$–	$–	$(0.28)		$–	$10.60	5.40%	$1,093	0.60%		0.90%		2.39%		39%

2019	$9.55	$0.29	$0.79	$1.08	$(0.30)	$–	$–	$(0.30)		$–	$10.33	11.46%	$1,128	0.60%		0.94%		2.95%		47%

2018	$10.03	$0.27	$(0.48)	$(0.21)	$(0.27)	$–	$–	$(0.27)		$–	$9.55	(2.14)%	$1,050	0.57%		0.94%		2.77%		45%

2017	$10.07	$0.25	$(0.03)	$0.22	$(0.26)	$–	$–	$(0.26)		$–	$10.03	2.28%	$11	0.50%		1.05%		2.52%		37%

Long/Short Equity Fund
I Shares

2021	$8.61	$(0.10)	$1.15	$1.05	$–	$–	$–	$–	$	–#	$9.66	12.20%	$33,305	2.28	%(2)	2.65	%(2)	(1.06	)%(2)	97%

2020(3)	$10.00	$(0.03)	$(1.35)	$(1.38)	$–	$–	$(0.01)	$(0.01)		$–	$8.61	(13.78)%	$20,942	1.73	%(4)	2.40	%(4)	(0.35	)%(4)	114%

Large Cap Value Fund
I Shares^(1)

2021	$11.22	$0.11	$5.06	$5.17	$(0.13)	$–	$–	$(0.13)	$	–#	$16.26	46.23%	$125,076	0.90%		0.90%		0.75%		24%

2020	$12.63	$0.17	$(1.17)	$(1.00)	$(0.17)	$(0.24)	$–	$(0.41)		$–	$11.22	(8.19)%	$70,842	0.90%		1.03%		1.49%		68%

2019	$11.74	$0.20	$1.09	$1.29	$(0.20)	$(0.20)	$–	$(0.40)		$–	$12.63	11.50%	$71,968	0.90%		1.06%		1.66%		41%

2018	$11.75	$0.18	$0.16	$0.34	$(0.18)	$(0.17)	$–	$(0.35)		$–	$11.74	2.77%	$56,851	0.90%		1.11%		1.45%		56%

2017	$9.71	$0.16	$2.03	$2.19	$(0.15)	$–	$–	$(0.15)		$–	$11.75	22.67%	$46,374	0.90%		1.33%		1.41%		46%

Class S Shares

2021	$11.22	$0.10	$5.06	$5.16	$(0.12)	$–	$–	$(0.12)		$–	$16.26	46.09%	$478	1.00%		1.00%		0.67%		24%

2020	$12.63	$0.16	$(1.17)	$(1.01)	$(0.16)	$(0.24)	$–	$(0.40)		$–	$11.22	(8.28)%	$312	1.00%		1.13%		1.38%		68%

2019	$11.74	$0.19	$1.08	$1.27	$(0.18)	$(0.20)	$–	$(0.38)		$–	$12.63	11.40%	$288	1.00%		1.16%		1.56%		41%

2018	$11.75	$0.16	$0.16	$0.32	$(0.16)	$(0.17)	$–	$(0.33)		$–	$11.74	2.64%	$213	1.04%		1.25%		1.32%		56%

2017	$9.71	$0.15	$2.04	$2.19	$(0.15)	$–	$–	$(0.15)		$–	$11.75	22.66%	$13	0.92%		1.35%		1.39%		46%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Return of Capital		Total Distributions	Redemption Fees**		Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover †
Large Cap Growth Fund
I Shares^(1)

2021	$15.42	$(0.05)	$5.14	$5.09		$–	$(0.93)		$–	$(0.93)	$	–#	$19.58	34.10%	$138,704	0.90%	0.89%	(0.28)%	78%

2020	$12.89	$(0.01)	$3.22	$3.21	$	–#	$(0.68)		$–	$(0.68)		$–	$15.42	25.83%	$88,825	0.90%	1.00%	(0.09)%	93%

2019	$13.23	$0.01	$1.09	$1.10		$(0.01)	$(1.43)		$–	$(1.44)		$–	$12.89	10.94%	$71,182	0.90%	1.05%	0.06%	113%

2018	$12.35	$0.01	$0.97	$0.98		$(0.01)	$(0.09)		$–	$(0.10)		$–	$13.23	8.01%	$59,020	0.90%	1.10%	0.04%	118%

2017	$9.79	$0.02	$2.57	$2.59		$(0.03)	$–		$–	$(0.03)		$–	$12.35	26.45%	$46,955	0.90%	1.34%	0.16%	86%

Class S Shares

2021	$15.38	$(0.07)	$5.12	$5.05		$–	$(0.93)		$–	$(0.93)		$–	$19.50	33.93%	$1,625	1.00%	0.99%	(0.37)%	78%

2020	$12.87	$(0.03)	$3.22	$3.19		$–	$(0.68)		$–	$(0.68)		$–	$15.38	25.71%	$1,470	1.00%	1.10%	(0.20)%	93%

2019	$13.22	$–	$1.09	$1.09		$(0.01)	$(1.43)		$–	$(1.44)		$–	$12.87	10.82%	$1,073	1.00%	1.15%	(0.04)%	113%

2018	$12.34	$(0.01)	$0.99	$0.98		$(0.01)	$(0.09)		$–	$(0.10)		$–	$13.22	7.99%	$927	0.97%	1.17%	(0.06)%	118%

2017	$9.78	$0.02	$2.57	$2.59		$(0.03)	$–		$–	$(0.03)		$–	$12.34	26.47%	$12	0.90%	1.34%	0.17%	86%

Small Cap Fund††
I Shares^(1)

2021	$10.04	$(0.05)	$5.55	$5.50		$–	$–		$–	$–	$	–#	$15.54	54.78%	$129,178	1.05%	1.02%	(0.32)%	61%

2020	$10.49	$(0.02)	$(0.43)	$(0.45)		$–	$–		$–	$–		$–	$10.04	(4.29)%	$81,052	1.05%	1.14%	(0.16)%	107%

2019	$11.39	$(0.02)	$0.29	$0.27		$–	$(1.16)		$(0.01)	$(1.17)		$–	$10.49	4.41%	$88,944	1.05%	1.14%	(0.19)%	65%

2018	$12.30	$(0.01)	$(0.31)	$(0.32)		$(0.01)	$(0.58)		$–	$(0.59)		$–	$11.39	(2.90)%	$80,036	1.05%	1.17%	(0.10)%	92%

2017	$9.62	$–	$2.69	$2.69		$(0.01)	$–		$–	$(0.01)		$–	$12.30	28.01%	$76,196	1.05%	1.33%	0.03%	108%

Class S Shares

2021	$10.01	$(0.06)	$5.52	$5.46		$–	$–		$–	$–		$–	$15.47	54.55%	$740	1.15%	1.12%	(0.43)%	61%

2020	$10.47	$(0.03)	$(0.43)	$(0.46)		$–	$–		$–	$–		$–	$10.01	(4.39)%	$403	1.15%	1.25%	(0.29)%	107%

2019	$11.37	$(0.03)	$0.29	$0.26		$–	$(1.16)	$	–#	$(1.16)		$–	$10.47	4.36%	$231	1.15%	1.24%	(0.26)%	65%

2018	$12.29	$(0.03)	$(0.31)	$(0.34)	$	–#	$(0.58)		$–	$(0.58)		$–	$11.37	(3.02)%	$320	1.20%	1.32%	(0.25)%	92%

2017	$9.62	$(0.01)	$2.69	$2.68		$(0.01)	$–		$–	$(0.01)		$–	$12.29	27.88%	$199	1.09%	1.36%	(0.06)%	108%

U.S. All Cap Index Fund
I Shares

2021	$10.18	$0.15	$4.57	$4.72		$(0.14)	$–		$–	$(0.14)		$–	$14.76	46.61%	$40,493	0.25%	0.96%	1.12%	5%

2020(5)	$10.00	$0.12	$0.17	$0.29		$(0.11)	$–		$–	$(0.11)		$–	$10.18	3.08%	$15,989	0.25%	1.78%	1.52%	8%

Real Estate Fund##
I Shares

2021	$8.88	$0.10	$3.35	$3.45		$(0.17)	$(0.19)		$–	$(0.36)		$–	$11.97	39.65%	$119,877	1.00%	1.16%	0.94%	231%

2020	$10.33	$0.13	$(1.34)	$(1.21)		$(0.19)	$(0.05)		$–	$(0.24)		$–	$8.88	(11.74)%	$80,527	1.00%	1.45%	1.42%	232%

2019(6)	$10.00	$0.01	$0.32	$0.33		$–	$–		$–	$–		$–	$10.33	3.30%	$49,010	1.00%	1.96%	0.61%	10%

International Equity Fund

I Shares^(1)

2021	$11.05	$0.17	$3.50	$3.67		$(0.14)	$–		$–	$(0.14)	$	–#	$14.58	33.26%	$150,545	1.10%	1.21%	1.21%	55%

2020	$11.20	$0.15	$(0.14)	$0.01		$(0.12)	$–		$(0.04)	$(0.16)		$–	$11.05	0.20%	$87,281	1.10%	1.33%	1.37%	47%

2019	$10.85	$0.21	$0.62	$0.83		$(0.21)	$(0.27)		$–	$(0.48)		$–	$11.20	7.94%	$81,517	1.10%	1.36%	1.93%	49%

2018	$11.80	$0.22	$(0.94)	$(0.72)		$(0.23)	$–		$–	$(0.23)		$–	$10.85	(6.24)%	$67,140	1.10%	1.39%	1.86%	45%

2017	$9.35	$0.16	$2.46	$2.62		$(0.17)	$–		$–	$(0.17)		$–	$11.80	28.20%	$62,905	1.10%	1.56%	1.58%	40%

Class S Shares

2021	$11.02	$0.16	$3.49	$3.65		$(0.13)	$–		$–	$(0.13)		$–	$14.54	33.16%	$108	1.20%	1.31%	1.14%	55%

2020	$11.18	$0.15	$(0.16)	$(0.01)		$(0.11)	$–		$(0.04)	$(0.15)		$–	$11.02	–%	$62	1.20%	1.42%	1.39%	47%

2019	$10.84	$0.20	$0.61	$0.81		$(0.20)	$(0.27)		$–	$(0.47)		$–	$11.18	7.75%	$157	1.20%	1.46%	1.86%	49%

2018	$11.80	$0.20	$(0.94)	$(0.74)		$(0.22)	$–		$–	$(0.22)		$–	$10.84	(6.44)%	$149	1.24%	1.53%	1.70%	45%

2017	$9.35	$0.18	$2.44	$2.62		$(0.17)	$–		$–	$(0.17)		$–	$11.80	28.18%	$27	1.11%	1.57%	1.66%	40%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS

FINANCIAL HIGHLIGHTS

*	Per share data calculated using the average shares method.
#	Amount is less than $0.005.
##	Effective July 20, 2020, Global Real Estate Fund was renamed as Real Estate Fund.
**	See Note 2 in the Notes to Financial Statements.
^	Effective March 1, 2018, Institutional Shares were renamed as I Shares.
†

Total return and portfolio turnover are for the period indicated and have not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Effective March 1, 2018, Small Cap Equity Fund was renamed as Small Cap Fund.
‡	Effective March 1, 2018, Limited Duration Bond Fund was renamed as Limited Duration Fund.
(1)	Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Fund. See Note 1 in the Notes to Financial Statements.
(2)	The expense ratio includes dividend and interest expense. Had this expense been excluded the ratios would have been 1.50%, 1.86%, and (1.85)%.
(3)	Commenced operations on December 2, 2019. All ratios for the period have been annualized.
(4)	The expense ratio includes dividend expense. Had this expense been excluded the ratios would have been 1.50%, 2.17%, and (0.58)%.
(5)	Commenced operations on December 31, 2019. All ratios for the period have been annualized.
(6)	Commenced operations on September 30, 2019. All ratios for the period have been annualized.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 47 funds. The financial statements herein are those of the Knights of Columbus Limited Duration Fund (the “Limited Duration Fund”), the Knights of Columbus Core Bond Fund (the “Core Bond Fund”), the Knights of Columbus Long/Short Equity Fund (the “Long/Short Equity Fund”), the Knights of Columbus Large Cap Value Fund (the “Large Cap Value Fund”), the Knights of Columbus Large Cap Growth Fund (the “Large Cap Growth Fund”), the Knights of Columbus Small Cap Fund (the “Small Cap Fund”), the Knights of Columbus U.S. All Cap Index Fund (the “U.S. All Cap Index Fund”), the Knights of Columbus Real Estate Fund (the “Real Estate Fund”) and the Knights of Columbus International Equity Fund (the “International Equity Fund”) (collectively the “Funds,” individually a “Fund”), all of which are diversified Funds. The investment objective of the Limited Duration Fund and Core Bond Fund is to seek current income and capital preservation. The investment objective of the Long/Short Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Fund and International Equity Fund is to seek long-term capital appreciation. The investment objective of the Real Estate Fund is to seek current income and capital appreciation. The U.S. All Cap Index Fund seeks investment results to the performance of an index that measures the investment return of the broad U.S. stock market, excluding companies whose policies and practices are inconsistent with the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (the “USCCB Guidelines”). The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Funds. After the Conversion Date, Investor Shares will no longer be offered by the Funds, and were terminated as a separately designated class of the Funds.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Knights of Columbus Asset Advisors LLC (“Knights of Columbus Asset Advisors” or the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called.

The Funds use Markit Fair Value (“Markit”) as a third party fair valuation vendor. Markit provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Markit in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the fair values provided by Markit. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Markit are not reliable, the Adviser contacts the Funds Administrator and requests that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in the corresponding currency based on the fair value prices provided by Markit using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

For the year ended October 31, 2021, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely- than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

losses on the sales of investment securities are based on specific identification. Interest income is recognized on an accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Options Written/Purchased — The Long/Short Equity Fund invested in financial options contracts to add return or to hedge their existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Long/Short Equity Fund’s Schedule of Investments for details regarding open option contracts as of October 31, 2021.

For the year ended October 31, 2021, the quarterly average balances of options held by the Long/Short Equity Fund was as follows:

Average Quarterly Market Value Contracts Purchased	$167,011
Average Quarterly Market Value Contracts Written	$—

Securities Sold Short — Consistent with Long/Short Equity Fund’s investment objectives, the Fund may engage in short sales. Short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund’s short positions. As of October 31, 2021, the Long/Short Equity Fund had open short positions as disclosed in the Fund’s Schedule of Investments.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense on securities sold short. In addition, the Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense on securities sold short.

Short sales are collateralized by cash deposits with the prime broker, Wells Fargo Bank, N.A., and pledged securities held at the custodian, Brown Brothers Harriman & Co. The collateral required is determined daily by reference to the market value on short positions.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis and is charged an interest expense at the benchmark rate as defined in the prime brokerage agreement plus 150 basis points on the amount of any shortfall in the required cash margin. During the period, the benchmark rate consisted of the Fed Funds Rate, the ICE LIBOR USD 3 Month Rate, or a blended rate between the Fed Funds Rate and the ICE LIBOR USD 3 Month Rate. These amounts are disclosed as Receivable from Prime Broker on the Statements of Assets and Liabilities.

Long/Short Equity Fund had prime brokerage borrowings throughout the year ended October 31, 2021 as follows:

	Maximum Amount Borrowed	Average Outstanding Balance	Effective Borrowing Rate Paid	Borrowing Cost Paid
USD	$6,250,288	$3,603,534	3.73%	$134,344

Swap Contracts — The Long/Short Equity Fund and the U.S. All Cap Index Fund are authorized to enter into swap contracts, including total return swaps and equity swaps contracts. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument — which may be a single asset, a pool of assets or an index of assets — during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at period end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedule of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Fund’s custodian.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy. During the year ended October 31, 2021, the Funds’ swap agreements were with one counterparty, Wells Fargo Bank, N.A.

For the year ended October 31, 2021, the quarterly average balances of swap contracts held by the Fund was as follows:

U.S. All Cap Index Fund

Average Quarterly Market Value Balance Long	$1,198,623
Average Quarterly Market Value Balance Short	$(1,165,114)

Cash — Idle cash may be swept into various time deposit accounts and money market sweep accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Expenses of the Trust that can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Investments in REITs — Dividend income from Real Estate Investment Trusts (“REIT”) is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Redemption Fees — The Limited Duration Fund, Core Bond Fund, Long/Short Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Fund, U.S. All Cap Index Fund, Real Estate Fund and International Equity Fund, retain a redemption fee of 2.00% on redemptions of capital shares held for less than thirty days. For the year ended October 31, 2021, the Funds retained fees of $19, $79, $2,011, $540, $1,732, $446, $0, $0 and $580, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

Deferred Offering Costs — Offering costs of the Funds, including costs of printing the initial prospectus, legal, and registration fees, are amortized to expense over a twelve month period. As of October 31, 2021, the Funds’ offering costs have been fully amortized.

3. Derivative Transactions:

The Long/Short Equity Fund and the U.S. All Cap Index Fund held derivatives throughout the period with only one type of exposure to equity risk on derivatives, additional information can be found on the Schedules of Investments, Statements of Assets and Liabilities and the Statements of Operations.

4. Offsetting Assets and Liabilities:

The Funds are in the Statements of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

The International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and effect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

To reduce counterparty risk with respect to Over-the-Counter (“OTC”) transactions, the Long/Short Equity Fund and the U.S. All Cap Index Fund have entered into master netting arrangements, established within the Funds’ ISDA Master Agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA Master Agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting marked-to-market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its respective counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. As of October 31, 2021, the Funds did not hold financial instruments or derivatives subject to master netting arrangements.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

6. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Funds and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds.

For the year ended October 31, 2021, the Funds were charged the following for these services:

Administration Fees
Limited Duration Fund	$147,112
Core Bond Fund	139,497
Long/Short Equity Fund	28,817
Large Cap Value Fund	117,244
Large Cap Growth Fund	129,835
Small Cap Fund	128,686
U.S. All Cap Index Fund	27,805
Real Estate Fund	117,257
International Equity Fund	138,302

The Trust and SEI Investments Distribution Co. (the “Distributor”) are parties to a Distribution Agreement. The Funds have adopted a Distribution Plan (the “Plan”) for the Investor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to the Investor Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of the I Shares and the Class S Shares of the Funds. Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Fund. For each Fund, I Shares are not subject to compensation for distribution services by the Fund with respect to Investor Shares.

The Funds have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on the average daily net assets of the Funds’ Class S Shares and Investor Shares. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders.

For the year ended October 31, 2021, the Funds were charged the following rates for these services:

	Class S Shares	Investor Shares(1)
Limited Duration Fund	0.10%	0.00%
Core Bond Fund	0.10%	0.00%
Long/Short Equity Fund	N/A	N/A
Large Cap Fund	0.10%	0.00%
Large Cap Growth Fund	0.10%	0.00%
Small Cap Fund	0.10%	0.00%
U.S. All Cap Index Fund	N/A	N/A
Real Estate Fund	N/A	N/A
International Equity Fund	0.10%	0.00%

(1) Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Fund. For each Fund, I Shares are not subject to shareholder servicing fees payable by the Fund with respect to Investor Shares. For additional information, please refer to your Funds’ prospectus.

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

Brown Brothers Harriman & Co. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

7. Investment Advisory Agreements and Sub-advisory Agreements:

Under the terms of the Advisory Agreement, the Adviser provides investment advisory services to the Limited Duration Fund, Core Bond Fund, Long/Short Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Fund, U.S. All Cap Index Fund, Real Estate Fund and International Equity Fund at 0.40%, 0.40%, 1.25%, 0.60%, 0.60%, 0.725%, 0.20%, 0.85%, and 0.90%, respectively, of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses and any class-specific expenses (including distribution and/or service (12b-1) fees and shareholder servicing fees) (collectively, “excluded expenses”)) for I Shares, Class S Shares and Investor Shares from exceeding certain levels as set forth below until February 28, 2022 (each, a “contractual expense limit”).

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

Refer to Note 1 for the details regarding the termination of the Investor Shares during the period. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2022. Accordingly, the contractual expense limitations for the Limited Duration Fund, Core Bond Fund, Long/Short Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Fund, U.S. All Cap Index Fund, Real Estate Fund, and International Equity Fund are 0.50%, 0.50%, 1.50%, 0.90%, 0.90%, 1.05%, 0.25%, 1.00%, and 1.10%, respectively.

In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. For the year ended October 31, 2021, the Adviser recaptured previously waived fees in Large Cap Value Fund, Large Cap Growth Fund and Small Cap Fund of $14,403, $20,090 and $35,660, respectively.

As of October 31, 2021, fees previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement are as follows:

Fiscal Year	Subject to Repayment until October 31:	Limited Duration Fund	Core Bond Fund	Long/Short Equity Fund(1)	Large Cap Value Fund	Large Cap Growth Fund
2019	2022	$311,945	$296,098	$ —	$100,569	$99,769
2020	2023	327,219	315,959	128,726	90,051	82,945
2021	2024	272,902	267,365	94,857	18,367	11,179

	Total	$912,066	$879,422	$223,583	$208,987	$193,893

Fiscal Year	Subject to Repayment until October 31:	Small Cap Fund	U.S. All Cap Index Fund (2)	Real Estate Fund	International Equity Fund
2019	2022	$77,909	$ —	$37,995	$191,742
2020	2023	69,170	186,398	267,368	187,705
2021	2024	8,358	176,722	163,656	138,523

	Total	$155,437	$363,120	$469,019	$517,970

(1)	Commenced operations on December 2, 2019.

(2)	Commenced operations on December 31, 2019.

The Trust and the Adviser have entered into an investment advisory agreement dated February 26, 2015, as amended (the “Advisory Agreement”), with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for each Fund and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Board.

L2 Asset Management, LLC (“L2”) and the Adviser have entered into an investment subadvisory agreement, dated September 10, 2019 (the “L2 Subadvisory Agreement”). Under the terms of the L2 Subadvisory Agreement, L2 serves as the investment subadviser for the Long/Short Equity Fund and U.S. All Cap Index Fund (the “L2 Subadvised Funds”), makes investment decisions for the L2 Subadvised Funds, and administers the investment program of the L2 Subadvised Funds, subject to the supervision of, and policies established by, the Adviser and the Board.

Ranger Global Real Estate Advisors, LLC (“Ranger”) and the Adviser have entered into an investment subadvisory agreement, dated July 24, 2019 (the “Ranger Subadvisory Agreement”). Under the terms of the Ranger Subadvisory Agreement, Ranger serves as the investment subadviser for the Real Estate Fund (the “Ranger Subadvised Funds), makes investment decisions for the Ranger Subadvised Fund, and administers the investment program of the Ranger Subadvised Fund, subject to the supervision of, and policies established by, the Adviser and the Board. As a result of Ranger’s change-in-control, an interim sub-advisory agreement was signed on October 26, 2021.

For the services provided pursuant to the L2 Subadvisory Agreement and the Ranger Subadvisory Agreement, each of L2 and Ranger, respectively, receives an annual fee from the Adviser at the following annual rates based on the average daily net assets of each L2 Subadvised Fund and the Ranger Subadvised Fund, respectively:

Sub-Adviser Fee Rate
Long/Short Equity Fund	0.25%
U.S. All Cap Index Fund	0.10%
Real Estate Fund	0.60%

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

8. Investment Transactions:

For the year ended October 31, 2021, the Funds made purchases and sales of investment securities other than short-term securities as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales and Maturities
Limited Duration Fund	$63,750,806	$34,709,108	$15,578,461	$35,123,823
Core Bond Fund	38,014,815	13,113,472	18,070,987	14,808,777
Long/Short Equity Fund	20,968,886	17,695,506	–	–
Large Cap Value Fund	43,199,576	24,342,440	–	–
Large Cap Growth Fund	100,065,752	85,995,492	–	–
Small Cap Fund	67,676,060	67,065,670	–	–
U.S. All Cap Index Fund	15,617,421	1,174,312	–	–
Real Estate Fund	219,486,485	223,276,909	–	–
International Equity Fund	95,835,218	64,042,317	–	–

The Long/Short Equity Fund included cost of purchases to cover securities sold short and the proceeds from securities sold short in the amounts of $28,413,015 and $25,416,297, respectively, for the year ended October 31, 2021.

9. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. The permanent differences are primarily related to investments in perpetual bonds, passive foreign investment companies, swaps, REITS income reclassification to capital gain, distribution reclassification, foreign currency gain/loss and paydown gain/loss reclassification. Certain permanent differences are charged or credited to distributable earnings or paid in capital as appropriate, in the period that the differences arise.

The Real Estate Fund has a tax year that ends on December 31. The following tax disclosures are representative as of October 31, 2021, except for the permanent reclassification and components of distributable earnings (accumulated losses), which are as of December 31, 2020. Accordingly, the disclosures are for informational use by shareholders and are subject to change attributable to activity through the end of the tax year-ending December 31, 2020.

The following permanent differences primarily attributable to net operating losses has been reclassified to/(from) the following accounts during the year ended October 31, 2021:

	Distributable Earnings	Paid-in Capital
Long/Short Equity Fund	$131,968	$(131,968)

These reclassifications had no impact on the net assets or net values of the Fund.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Limited Duration Fund
2021	$1,444,208	$—	$—	$1,444,208
2020	2,229,465	—	—	2,229,465
Core Bond Fund
2021	2,793,105	631,763	—	3,424,868
2020	2,849,332	—	—	2,849,332
Long/Short Equity Fund
2021	—	—	—	—
2020	—	—	29,579	29,579
Large Cap Value Fund
2021	917,311	—	—	917,311
2020	1,019,718	1,376,760	—	2,396,478
Large Cap Growth Fund
2021	—	5,638,248	—	5,638,248
2020	—	3,837,496	—	3,837,496

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Small Cap Fund
2021	$ —	$ —	$ —	$ —
2020	—	—	—	—
U.S. All Cap Index Fund
2021	277,894	—	—	277,894
2020	172,700	—	—	172,700
Real Estate Fund(1)
2021	3,319,614	6,366	—	3,325,980
2020	1,315,189	—	—	1,315,189
International Equity Fund
2021	1,262,960	—	—	1,262,960
2020	947,499	—	298,083	1,245,582

(1)	The Real Estate Fund has a tax year end of December 31.

As of October 31, 2021, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Loss Deferral	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Limited Duration Fund	$111,960	$134,097	$—	$—	$(33,323)	$(3)	$212,731
Core Bond Fund	239,515	—	(51,612)	—	3,440,963	(2)	3,628,864
Long/Short Equity Fund	—	—	(2,450,123)	(172,520)	2,125,700	(66,864)	(563,807)
Large Cap Value Fund	1,392,579	4,620,288	—	—	29,974,624	(3)	35,987,488
Large Cap Growth Fund	5,715,887	11,627,451	—	—	35,730,702	—	53,074,040
Small Cap Fund	2,023,579	11,322,382	—	—	33,729,603	(2)	47,075,562
U.S. All Cap Index Fund	191,312	179,706	—	—	8,145,015	(2)	8,516,031
Real Estate Fund(1)	2,389,689	151,113	—	—	472,326	—	3,013,128
International Equity Fund	1,440,958	11,197,034	—	—	21,581,075	6	34,219,073

(1)	The Real Estate Fund has a tax year end of December 31.

Late-year loss deferral represents ordinary losses from January 1, 2020 through October 31, 2021, that in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year.

The Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total
Core Bond Fund	$51,612	$—	$51,612
Long/Short Equity Fund	2,450,123	—	2,450,123

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to investments in passive foreign investment companies and deferred losses from wash sale transactions. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2021, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Limited Duration Fund	$133,258,151	$636,992	$(670,315)	$(33,323)
Core Bond Fund	129,159,937	4,264,576	(823,613)	3,440,963
Long/Short Equity Fund	21,530,120	3,408,798	(1,283,098)	2,125,700
Large Cap Value Fund	91,296,498	31,104,056	(1,129,432)	29,974,624
Large Cap Growth Fund	98,652,570	38,593,809	(2,863,107)	35,730,702
Small Cap Fund	91,815,677	37,851,991	(4,122,388)	33,729,603
U.S. All Cap Index Fund	30,139,761	8,744,779	(599,764)	8,145,015
Real Estate Fund	107,439,119	3,214,577	(2,686,037)	528,540
International Equity Fund	123,519,290	25,052,907	(3,344,080)	21,708,827

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

10. Concentration of Risks:

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s prospectus for additional disclosures regarding the principal risks associated with investing in a particular Fund.

As with all mutual funds, there is no guarantee that the Funds will achieve their investment objectives. You could lose money by investing in the Funds. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The principal risk factors affecting shareholders’ investments in the Funds are set forth below.

Catholic Values Investing Risk (All Funds) — The Funds considers the United States Conference of Catholic Bishops (the “USCCB”) Guidelines in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the USCCB Guidelines. This means that the Funds may underperform other similar mutual funds that do not consider the USCCB Guidelines when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the USCCB Guidelines.

Covered Call Risk (Real Estate Fund) — Covered call risk is the risk that the issuer of the call option will forgo any profit from increases in the market value of the underlying security covering the call option above the sum of the premium and the strike price of the call but retain the risk of loss if the underlying security declines in value. The Fund will have no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying security. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security, price volatility, dividend yield and interest rates. To the extent that these factors increase the value of the call option, the option holder is more likely to exercise the option, which may negatively affect the Fund.

Derivatives Risk (Long/Short Equity Fund and U.S. All Cap Index Fund) — The Fund’s use of futures contracts, forward contracts, options and swaps is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Forward Contracts. A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for the Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they also involve a high degree of leverage.

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally classified as liquid, under certain market conditions they may be classified as illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the investment managers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

Options. Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). If the Fund writes a “covered” call option (i.e., a call option on a security in which the Fund holds a long position), the Fund may not participate fully in a rise in market value of the underlying security. Over-the-counter options also involve counterparty solvency risk

Swaps. In a swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk and valuation risk. Swaps may also be classified as illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Emerging Markets Securities Risk (International Equity Fund) – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Equity Risk (Long/Short Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Fund, U.S. All Cap Index Fund, Real Estate Fund and International Equity Fund) – Since the Funds purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Fixed Income Risk (Limited Duration Fund and Core Bond Fund) – The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity, and during periods of rising interest rates, certain debt obligations with low interest rates may be extended beyond maturity. Current market conditions may pose heightened risks for the Funds. While interest rates in the U.S. are near historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will continue to rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Funds. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Funds’ values may fluctuate and/or Funds may experience increased redemptions from shareholders, which may impact the Funds’ liquidity or force Funds to sell securities into a declining or illiquid market.

In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

Foreign Company Risk (Real Estate Fund and International Equity Fund) – Investing in foreign companies, including direct investments and investments through ADRs, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolios. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk (Real Estate Fund and International Equity Fund) – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

High Yield Bond Risk (Limited Duration Fund and Core Bond Fund) – High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the issuers of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Indexing Strategy/Index Tracking Risk (U.S. All Cap Index Fund) – The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. While the Sub-Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.

Investment Style Risk (Long/Short Equity Fund, Large Cap Value Fund and Large Cap Growth Fund) – The Sub-Adviser’s value investment style may increase the risks of investing in the Fund. If the Sub-Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Large-Capitalization Company Risk (Long/Short Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, U.S. All Cap Index Fund and Real Estate Fund) — The large-capitalization companies in which the Fund invests may not respond as quickly as smaller companies to competitive challenges, and their growth rates may lag the growth rates of well-managed smaller companies during strong economic periods.

Large Purchase and Redemption Risk (All Funds) — Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Market Risk (All Funds) – Each Fund is subject to market risk, which is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Funds invest, which in turn could negatively impact the Funds’ performance and cause losses on your investment in the Funds.

Mortgage-Backed and Asset-Backed Securities Risk (Limited Duration Fund and Core Bond Fund) – Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating the security’s decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates.

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Funds will be unable to possess and sell the underlying collateral and that the Funds’ recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if the Fund cannot sell collateral quickly and receive the amount the Fund is owed.

Municipal Bonds Risk (Limited Duration Fund and Core Bond Fund) – Municipal bonds are fixed income securities issued by state or local governments or their agencies to finance capital expenditures and operations. The obligation to pay principal and interest on municipal bonds may be a general obligation of the state or local government or may be supported only by an agency or a particular source of revenues. Therefore, municipal bonds vary in credit quality. Municipal bonds, like other fixed income securities, rise and fall in value in response to economic and

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

market factors, primarily changes in interest rates, and actual or perceived credit quality. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal bonds, to pay interest and principal on municipal bonds. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for municipal issuers to meet their obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal bonds to repay principal and to make interest payments. Any changes in the financial condition of municipal issuers may also adversely affect the value of the Funds’ securities.

Portfolio Turnover Risk (Long/Short Equity Fund, Large Cap Growth Fund and Real Estate Fund) — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Real Estate Investment Trusts Risk (U.S. All Cap Index Fund and Real Estate Fund) – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate or finance real estate. REITs are susceptible to the risks associated with direct ownership of real estate, as discussed above. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

Real Estate Sector Risk (Real Estate Fund) – Securities of companies principally engaged in the real estate sector may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates and quality of credit extended. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. In addition to these risks, some REITs and real estate operating companies (“REOCs”) have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Moreover, certain real estate investments may be illiquid and, therefore, the ability of REITs and REOCs to reposition their portfolios promptly in response to changes in economic or other conditions is limited. These factors may increase the volatility of the Fund’s investments in REITs or REOCs.

Sector Emphasis Risk (Long/Short Equity Fund and Real Estate Fund) – The securities of companies in the same business sector, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.

Short Sales Risk (Long/Short Equity Fund) – A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

Small-Capitalization Company Risk (Small Cap Fund, U.S. All Cap Index Fund and Real Estate Fund) – The small-capitalization companies in which the Funds invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Credit Risk (Limited Duration Fund and Core Bond Fund) – The credit rating or financial condition of an issuer may affect the value of a fixed income security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

Interest Rate Risk (Limited Duration Fund and Core Bond Fund) – As with most funds that invest in fixed income securities, changes in interest rates could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities and lower credit qualities) and the Fund’s share price to fall. Very low or negative interest rates may prevent the Fund from generating positive returns and may increase the risk that if followed by rising interest rates the Fund’s performance will be negatively impacted.

Prepayment and Extension Risk (Limited Duration Fund and Core Bond Fund) – When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

U.S. Government Securities Risk (Limited Duration Fund and Core Bond Fund) – The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Corporate Fixed Income Securities Risk (Limited Duration Fund and Core Bond Fund) – The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers.

Liquidity Risk (Limited Duration Fund and Core Bond Fund) – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Quantitative Investing Risk (Large Cap Value Fund, Large Cap Growth Fund, Small Cap Fund and International Equity Fund) – There is no guarantee that a quantitative model or algorithm used by the Adviser, and the investments selected based on the model or algorithm, will perform as expected or produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Adviser’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm.

Information Technology Sector Risk (Large Cap Growth Fund) – Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Foreign/Emerging Markets Securities Risk (Real Estate Fund and International Equity Fund) – Investments in securities of foreign companies (including direct investments as well as investments through depositary receipts) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising a Fund’s portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Certain foreign countries have experienced outbreaks of infectious illnesses and may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect a Fund’s investments in that country and other affected countries.

A Fund may invest in unsponsored American Depositary Receipts (“ADRs”), which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs thereof, and the depositaries of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs.

The foregoing is not intended to be a complete discussion of the risks associated with investing in the Funds. A more complete description of risks associated with the Funds is included in the prospectus and statement of additional information.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

11. Other:

At October 31, 2021, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of affiliated omnibus accounts, unless otherwise indicated, that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders I Shares	% Ownership	No. of Shareholders Class S Shares	% Ownership
Core Bond Fund	1	19%	1	94%
Limited Duration Fund	2	37%	3	100%
Long/Short Equity Fund	3	82%	—	—
Large Cap Value Fund	1	20%	2	96%
Large Cap Growth Fund	1	24%	1	95%
Small Cap Fund	1	52%	1	86%
U.S. All Cap Index Fund	2	67%	—	—
Real Estate Fund	1	88%	—	—
International Equity Fund	1	44%	4	100%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

12. Subsequent Events:

The Funds have been evaluated by management regarding the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional adjustments were required to the financial statements except as follows:

On September 7, 2021, Brown Brothers Harriman & Co. (“BBH”), the Funds’ custodian, announced that it had entered into an agreement with State Street Bank and Trust Company (“State Street”) to sell BBH’s Investor Services business to State Street (the “Transaction”). The Transaction is subject to certain closing conditions, including regulatory and customary approvals, and it is expected to be consummated in the first quarter of 2022 (the “Closing Date”). Consequently, as a result of the Transaction, it is expected that State Street will replace BBH as the Funds’ custodian effective as of the Closing Date.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Knights of Columbus Limited Duration Fund, Knights of Columbus Core Bond Fund, Knights of Columbus Long/Short Equity Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Small Cap Fund, Knights of Columbus U.S. All Cap Index Fund, Knights of Columbus Real Estate Fund, and Knights of Columbus International Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (nine of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets	Financial highlights

Knights of Columbus Limited Duration Fund, Knights of Columbus Core Bond Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Small Cap Fund, and Knights of Columbus International Equity Fund

	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the five years in the period ended October 31, 2021
Knights of Columbus Real Estate Fund	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the periods indicated therein
Knights of Columbus U.S. All Cap Index Fund	For the year ended October 31, 2021	For the year ended October 31, 2021 and for the period December 31, 2019 (commencement of operations) through October 31, 2020
Knights of Columbus Long/Short Equity Fund	For the year ended October 31, 2021	For the year ended October 31, 2021 and for the period December 2, 2019 (commencement of operations) through October 31, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 30, 2021

We have served as the auditor of one or more investment companies in Knights of Columbus Asset Advisors since 2015.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Mr. Doran is a Trustee who may be deemed to be “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-523-8637. The following chart lists Trustees and Officers as of October 31, 2021.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years[2]
INTERESTED TRUSTEES[3,4]
William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

INDEPENDENT TRUSTEES[3]
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 47 funds in The Advisors’ Inner Circle Fund III.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years[2]
INDEPENDENT TRUSTEES (continued)[3]
Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, JP Morgan Active Exchange-Traded Funds (33 Portfolios) and Symmetry Panoramic Trust (8 Portfolios). Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Nichelle May- nard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.	Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director Nominee for Lucid Group, Inc.
Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 47 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS
Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.	None.
James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

None.
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Chief Compliance Officer of The KP Funds to 2021.	None.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.	None.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.	None.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS (continued)
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.	None.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.	None.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.	None.
Bridget E. Sudall (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.	None.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2021 to October 31, 2021).

The table on the next page illustrates your Fund’s costs in two ways:

•  Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Annualized Expense Ratios	Expenses Paid During Period *
Limited Duration Fund
Actual Fund Return
I Shares	$1,000.00	$997.60	0.50%	$2.52
Class S Shares	1,000.00	998.10	0.60	3.02
Hypothetical 5% Return
I Shares	$1,000.00	$1,022.69	0.50%	$2.55
Class S Shares	1,000.00	1,022.18	0.60	3.06
Core Bond Fund
Actual Fund Return
I Shares	$1,000.00	$1,012.90	0.50%	$2.54
Class S Shares	1,000.00	1,011.40	0.60	3.04
Hypothetical 5% Return
I Shares	$1,000.00	$1,022.69	0.50%	$2.55
Class S Shares	1,000.00	1,022.18	0.60	3.06
Long/Short Equity Fund
Actual Fund Return
I Shares	$1,000.00	$1,005.20	2.16%	$10.92
Hypothetical 5% Return
I Shares	$1,000.00	$1,014.32	2.16%	$10.97
Large Cap Value Fund
Actual Fund Return
I Shares	$1,000.00	$1,062.20	0.90%	$4.68
Class S Shares	1,000.00	1,061.60	1.00	5.20
Hypothetical 5% Return
I Shares	$1,000.00	$1,020.67	0.90%	$4.58
Class S Shares	1,000.00	1,020.16	1.00	5.09

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Annualized Expense Ratios	Expenses Paid During Period *
Large Cap Growth Fund
Actual Fund Return
I Shares	$1,000.00	$1,105.00	0.90%	$4.78
Class S Shares	1,000.00	1,104.20	1.00	5.30
Hypothetical 5% Return
I Shares	$1,000.00	$1,020.67	0.90%	$4.58
Class S Shares	1,000.00	1,020.16	1.00	5.09
Small Cap Fund
Actual Fund Return
I Shares	$1,000.00	$1,065.80	1.05%	$5.47
Class S Shares	1,000.00	1,065.40	1.15	5.99
Hypothetical 5% Return
I Shares	$1,000.00	$1,019.91	1.05%	$5.35
Class S Shares	1,000.00	1,019.41	1.15	5.85
U.S. All Cap Index Fund
Actual Fund Return
I Shares	$1,000.00	$1,105.60	0.25%	$1.33
Hypothetical 5% Return
I Shares	$1,000.00	$1,023.95	0.25%	$1.28
Real Estate Fund
Actual Fund Return
I Shares	$1,000.00	$1,104.90	1.00%	$5.31
Hypothetical 5% Return
I Shares	$1,000.00	$1,020.16	1.00%	$5.09

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Annualized Expense Ratios	Expenses Paid During Period *
International Equity Fund
Actual Fund Return
I Shares	$1,000.00	$1,005.10	1.10%	$5.56
Class S Shares	1,000.00	1,004.70	1.20	6.06
Hypothetical 5% Return
I Shares	$1,000.00	$1,019.66	1.10%	$5.60
Class S Shares	1,000.00	1,019.16	1.20	6.11

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2021 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2021 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2021, the Funds are designating the following items with regard to distributions paid during the period.

	Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short Term Capital Gain(5)	Foreign Tax Credit(6)	Qualifying Business Income(7)

Limited Duration Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	89.40%	0.00%	0.00%	0.00%

Core Bond Fund	0.00%	18.45%	81.55%	100.00%	0.00%	0.00%	9.97%	85.01%	0.00%	0.00%	0.00%

Long/Short Equity Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Large Cap Value Fund	0.00%	0.00%	100.00%	100.00%	73.62%	81.48%	0.00%	0.00%	100.00%	0.00%	0.00%

Large Cap Growth Fund	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Small Cap Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

U.S. All Cap Index Fund	0.00%	0.00%	100.00%	100.00%	68.07%	69.50%	0.00%	0.01%	0.00%	0.00%	0.00%

Real Estate Fund	0.00%	0.19%	99.81%	100.00%	11.65%	16.69%	0.00%	0.13%	100.00%	0.00%	21.93%

International Equity Fund	0.00%	0.00%	100.00%	100.00%	0.00%	86.23%	0.00%	0.01%	100.00%	22.05%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of ordinary income distributions that are exempt from U.S. withholding tax when paid for foreign investors.

(5)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2021. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2021. The total amount of foreign source income for the International Equity Fund is $2,181,212. The total amount of foreign tax paid for the International Equity Fund is $357,255. Your allocation share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

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Knights of Columbus Funds

P.O. Box 219009

Kansas City, MO 64121

1-844-KC-FUNDS (1-844-523-8637)

Investment Adviser

Knights of Columbus Asset Advisors LLC

One Columbus Plaza

New Haven, CT 06510

Investments Subadvisers

L2 Asset Management, LLC

66 Glezen Lane,

Wayland, MA 01778

Ranger Global Real Estate Advisors, LLC

415 Madison Avenue, 14th Floor

New York, NY 10017

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, PA 19103-2921

This information must be preceded or accompanied by a

current prospectus for the Funds described.

KOC-AR-001-0700

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$730,515	None	$11,990	$581,815	None	$607,218
(b)	Audit-Related Fees	$4,000	None	None	$4,000	None	None
(c)	Tax Fees(2)	None	None	$90,000	None	None	$505,050
(d)	All Other Fees	None	None	$1,473	None	None	$15,941

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$128,050	None	None	$76,830	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$26,800	None	None	$26,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by KPMG (“KPMG”) relate to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2021				2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$25,000	None	None		None	None	None
(b)	Audit-Related Fees	None	None	None		None	None	None
(c)	Tax Fees	None	None	None		None	None	None
(d)	All Other Fees	None	None	$206,957	(3)	None	None	$200,314	(3)

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(3)	Non-audit fees consist of SSAE No. 18 report over investment management activities and non-statutory audit reports of Legal & General Investment Management America, Inc.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;

(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $91,473 and $520,991 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $206,957 and $200,314 for 2021 and 2020, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by,

or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: January 7, 2022